Filed electronically with the Securities and Exchange Commission on December 28, 2001

                                                               File No. 2-81549
                                                               File No. 811-3657

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                            /    /
                           Pre-Effective Amendment No.                    /    /
                         Post-Effective Amendment No. 36
                                                      --                  /  X /
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                   /    /

         Amendment No.  36
                       ----                                               /  X /


                      Scudder State Tax-Free Income Series.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                           --------------

                                Philip J. Collora
                                -----------------
                     Vice President and Assistant Secretary
                     --------------------------------------
                      Scudder State Tax-Free Income Series
                      ------------------------------------
                            222 South Riverside Plaza
                            -------------------------
                             Chicago, Illinois 60606
                             -----------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/    / Immediately upon filing pursuant to paragraph  ( b )     /    / days after filing pursuant to paragraph ( a ) ( 1 )
/    / days after filing pursuant to paragraph ( a ) ( 2 )      /  X / On January 1, 2002 pursuant to paragraph (b)
/    / On February 1, 2001 pursuant to paragraph ( a ) ( 1 )    /    / On ( date ) pursuant to paragraph ( a ) ( 3 ) of Rule 485

       If Appropriate, check the following box:
/    / This post-effective amendment designates a new effective date for a  previously filed post-effective amendment

                      SCUDDER STATE TAX -FREE INCOME SERIES

                     Scudder California Tax-Free Income Fund

                      Scudder Florida Tax-Free Income Fund

                      Scudder New York Tax-Free Income Fund

                                                                     SCUDDER
                                                                     INVESTMENTS

 Supplement to the currently effective Prospectus for each of the listed funds:


Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Balanced Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder Cash Investment Trust
Scudder Cash Reserves Fund
Scudder Contrarian Fund
Scudder Development Fund
Scudder Dividend & Growth Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder Dynamic Growth Fund
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Floating Rate Fund
Scudder Florida Tax-Free Income Fund
Scudder Focus Growth Fund
Scudder Focus Value+Growth Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Global Fund
Scudder GNMA Fund
Scudder Gold Fund
Scudder Greater Europe Growth Fund
Scudder Growth Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder High-Yield Tax-Free Fund
Scudder Income Fund
Scudder International Fund
Scudder International Research Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Latin America Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Money Market Series
Scudder New Europe Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Growth Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder Research Fund
Scudder Retirement Fund -- Series III
Scudder Retirement Fund -- Series IV
Scudder Retirement Fund -- Series V
Scudder Retirement Fund -- Series VI
Scudder Retirement Fund -- Series VII
Scudder S&P 500 Index Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund
Scudder Short-Term Bond Fund
Scudder Small Cap Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Target 2010 Fund
Scudder Target 2011 Fund
Scudder Tax Free Money Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Total Return Fund
Scudder U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund
Scudder Worldwide 2004 Fund
The Japan Fund, Inc.

Scudder Variable Series I
   21st Century Growth Portfolio
   Balanced Portfolio
   Bond Portfolio
   Capital Growth Portfolio
   Global Discovery Portfolio
   Growth and Income Portfolio
   Health Sciences Portfolio
   International Portfolio
   Money Market Portfolio

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio
   Scudder Blue Chip Portfolio
   Scudder Contrarian Value Portfolio
   Scudder Focus Value+Growth Portfolio
   Scudder Global Blue Chip Portfolio
   Scudder Government Securities Portfolio
   Scudder Growth Portfolio
   Scudder High Yield Portfolio
   Scudder International Research Portfolio
   Scudder Investment Grade Bond Portfolio
   Scudder Money Market Portfolio
   Scudder New Europe Portfolio
   Scudder Small Cap Growth Portfolio
   Scudder Small Cap Value Portfolio
   Scudder Strategic Income Portfolio
   Scudder Technology Growth Portfolio
   Scudder Total Return Portfolio
   SVS Dreman Financial Services Portfolio
   SVS Dreman High Return Equity Portfolio
   SVS Dynamic Growth Portfolio
   SVS Focused Large Cap Growth Portfolio
   SVS Growth And Income Portfolio
   SVS Growth Opportunities Portfolio
   SVS Index 500 Portfolio
   SVS Mid Cap Growth Portfolio
   SVS Strategic Equity Portfolio
   SVS Venture Value Portfolio

Cash Account Trust
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Cash Equivalent Fund
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Investors Cash Trust
   Government Securities Portfolio
   Treasury Portfolio

Investors Municipal Cash Fund
   Investors Florida Municipal Cash Fund
   Investors Michigan Municipal Cash Fund
   Investors New Jersey Municipal Cash Fund
   Investors Pennsylvania Municipal Cash Fund
   Tax-Exempt New York Money Market Fund

Tax-Exempt California Money Market Fund

Zurich Money Funds
   Zurich Money Market Fund
   Zurich Government Money Fund
   Zurich Tax-Free Money Fund

Zurich YieldWise Funds
   Zurich YieldWise Money Fund
   Zurich YieldWise Government Money Fund
   Zurich YieldWise Municipal Money Fund



On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Scudder"), with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with Scudder under the Investment Company Act of 1940 and, therefore, a termination of those agreements, Scudder intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.


December 4, 2001

                                                                       SCUDDER
                                                                     INVESTMENTS


                             State Tax-Free Income Funds I
                             Class S Shares


Prospectus


--------------------------------------------------------------------------------
                             January 1, 2002
--------------------------------------------------------------------------------


                             Scudder California Tax-Free Income Fund

                             Scudder New York Tax-Free Income Fund




      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                    How to Invest in the Funds

     4  Scudder California Tax-Free       19  How to Buy, Sell and Exchange
        Income Fund                           Class S shares

     9  Scudder New York Tax-Free         21  Policies You Should Know
        Income Fund                           About

    14  Other Policies and Risks          26  Understanding Distributions
                                              and Taxes
    15  Who Manages and Oversees
        the Funds

    16  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

  This prospectus offers one class of shares. Class S shares are generally not available to new investors.

  You can find Scudder prospectuses on the Internet for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                                    |  Class S
                                                     ticker symbol  |  SDCSX
                                                       fund number  |  409

  Scudder California Tax-Free Income Fund

  formerly Kemper California Tax-Free Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of current income that is exempt from California State and federal income taxes.

The fund normally invests at least 80% of net assets in California municipal securities whose income is free from regular federal and California State income tax.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), industrial development bonds, as well as, municipal lease obligations and, to a limited extent, investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. In addition, the fund may use derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts and interest rate swaps.


The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements, specific security characteristics and changes in supply and demand within the municipal bond market.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's duration could make it more sensitive to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order to meet obligations.


Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for California taxpayers who are in a moderate to high tax bracket and are interested in a long-term income investment that seeks to generate tax-free income.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters


o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements


o political or legal actions could change the way the fund's dividends are taxed

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Scudder California Tax-Free Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991       11.42
1992        8.25
1993       12.59
1994       -5.47
1995       19.48
1996        2.98
1997        8.59
1998        6.02
1999       -3.70
2000       12.97


2001 Total Return as of September 30: 4.77%

For the periods included in the bar chart:
Best Quarter: 7.68%, Q1 1995              Worst Quarter: -4.51%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Fund-- Class A                             7.89           4.18          6.34
--------------------------------------------------------------------------------
Index                                     11.68           5.84          7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged market value-weighted measure of municipal bonds issued across the United States.

Class S does not have a full calendar year of performance and past performance data is not provided. Although Class A shares are not offered in this prospectus, they are invested in the same portfolio. Class S shares' annual returns differ only to the extent that the classes have different fees and expenses.

How Much Investors Pay


This fund's Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                                           Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                       0.53%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses*                                                       0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.68
--------------------------------------------------------------------------------

* Includes a fixed rate administrative fee of 0.15%.

Based on the costs above, this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class S shares                        $69        $218        $379         $847
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    |  Class S
                                                     ticker symbol  |  SNWYX
                                                       fund number  |  326

  Scudder New York Tax-Free Income Fund

  formerly Kemper New York Tax-Free Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of current income that is exempt from New York State and New York City income taxes and federal income taxes.

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the fund invests at least 65% of net assets in New York municipal securities and other securities that are exempt from New York State and New York City income taxes.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), industrial development bonds, as well as, municipal lease obligations and, to a limited extent, investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. In addition, the fund may use derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts and interest rate swaps.


--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements, specific security characteristics and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's duration could make it more sensitive to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for New York resident taxpayers who are investing for the long term and are interested in tax-free income.

The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such crises before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.


Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters


o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements


o political or legal actions could change the way the fund's dividends are taxed

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Scudder New York Tax-Free Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991       13.39
1992        9.43
1993       12.95
1994       -4.95
1995       17.98
1996        2.54
1997        8.89
1998        6.00
1999       -4.15
2000       12.10


2001 Total Return as of September 30: 5.22%
For the periods included in the bar chart:
Best Quarter: 6.44%, Q1 1995              Worst Quarter: -4.47%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Fund -- Class A                            7.05           3.87          6.50
--------------------------------------------------------------------------------
Index                                     11.68           5.84          7.32
--------------------------------------------------------------------------------


Index: Lehman Brothers Municipal Bond Index, an unmanaged market value-weighted measure of municipal bonds issued across the United States.

In both the chart and the table, total returns for 1991 would have been lower if operating expenses hadn't been reduced.

Class S does not have a full calendar year of performance and past performance data is not provided. Although Class A shares are not offered in this prospectus, they are invested in the same portfolio. Class S shares' annual returns differ only to the extent that the classes have different fees and expenses.

How Much Investors Pay


This fund's Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                                           Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                       0.55%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses*                                                       0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.70
--------------------------------------------------------------------------------

* Includes a fixed rate administrative fee of 0.15%.

Based on the costs above, this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class S shares                       $72        $224         $390        $871
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets in municipal securities that are exempt from federal income tax for each fund cannot be changed without shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that a fund was not pursuing its goal. Temporary investments may be taxable.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor


The funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds and currently has more than $325 billion in assets under management.


The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.


Fund Name                                                Fee Paid
---------------------------------------------------------------------
Scudder California Tax-Free Income Fund                   0.53%
---------------------------------------------------------------------
Scudder New York Tax-Free Income Fund                     0.55%
---------------------------------------------------------------------


The portfolio managers

The following people handle the day-to-day management of each fund in this prospectus.

Scudder California Tax-Free          Scudder New York Tax-Free
Income Fund                          Income Fund

  Philip G. Condon                     Philip G. Condon
  Co-Lead Portfolio Manager            Co-Lead Portfolio Manager
   o Began investment career in 1976    o Began investment career
   o Joined the advisor in 1983           in 1976
   o Joined the fund team in 2000       o Joined the advisor in 1983
                                        o Joined the fund team
  Eleanor R. Brennan                      in 2000
  Co-Lead Portfolio Manager
   o Began investment career in 1986   Ashton P. Goodfield
   o Joined the advisor in 1995        Co-Lead Portfolio Manager
   o Joined the fund team in 1999       o Began investment career
                                          in 1986
  Matthew J. Caggiano                   o Joined the advisor in 1986
   o Began investment career in 1989    o Joined the fund team
   o Joined the advisor in 1991           in 1999
   o Joined the fund team in 1999

                                       Eleanor R. Brennan
                                        o Began investment career
                                          in 1986
                                        o Joined the advisor in 1995
                                        o Joined the fund team
                                          in 1999

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The information for Scudder California Tax-Free Income Fund and Scudder New York Tax-Free Income Fund has been audited by Ernst & Young LLP, independent auditors, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder California Tax-Free Income Fund-- Class S

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 7.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income  (loss)                                            .07
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       .28
--------------------------------------------------------------------------------
  Total from investment operations                                         .35
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                                  (.07)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 7.60
--------------------------------------------------------------------------------
Total Return (%)                                                        4.83**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     325
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .70*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .68*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                4.72*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 26
--------------------------------------------------------------------------------

^a For the period from June 18, 2001 (commencement of Class S shares) to August
   31, 2001.

*  Annualized

** Not annualized

Scudder New York Tax-Free Income Fund -- Class S

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.73
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                             .10
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       .30
--------------------------------------------------------------------------------
  Total from investment operations                                         .40
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.10)
--------------------------------------------------------------------------------
  Total distributions                                                    (.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.03
--------------------------------------------------------------------------------
Total Return (%)                                                        3.74**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     188
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .75*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .72*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                4.50*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 17
--------------------------------------------------------------------------------


^a For the period from June 18, 2001 (commencement of Class S shares) to August
   31, 2001.

*  Annualized

** Not annualized

  How to Invest in the Funds

  The following pages tell you how to invest in each fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

  As noted earlier, this prospectus offers only Class S shares.

  These instructions are for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------

$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------

By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o  fund and class name
  check
                                          o  account number

                                          o  check payable to "The Scudder Funds"
----------------------------------------------------------------------------------

By wire

o Call 1-800-SCUDDER for instructions     o  Call 1-800-SCUDDER for instructions
                                             (minimum $50)
----------------------------------------------------------------------------------

By phone

--                                        o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------

With an automatic investment plan

o Fill in the information on your         o  To set up regular investments from a
  application and include a voided check     bank checking account, call
                                             1-800-SCUDDER (minimum $50)
----------------------------------------------------------------------------------


Using QuickBuy

--                                        o  Call 1-800-SCUDDER to speak to a
                                             representative

                                          o  or, to use QuickBuy on SAIL, call
                                             1-800-343-2890 and follow the
                                             instructions on how to purchase
                                             shares

----------------------------------------------------------------------------------

On the Internet

o Go to "funds and prices" at             o  Call 1-800-SCUDDER to ensure you
  myScudder.com                              have electronic services

o Print out a prospectus and a new        o  Register at myScudder.com
  account application
                                          o  Follow the instructions for buying
o Complete and return the application        shares with money from your bank
  with your check                            account
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
  Regular mail:
  First investment: Scudder Investments, PO Box 219669, Kansas City, MO
  64121-9669
  Additional investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664


  Express, registered or certified mail:
  Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------

$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         23
existing accounts
----------------------------------------------------------------------------------

By phone or wire

o Call 1-800-SCUDDER for instructions     o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------

Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o  Call 1-800-343-2890 and follow the
  instructions                               instructions
----------------------------------------------------------------------------------

By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class, and account number     o  the fund, class and account number
  you're exchanging out of                   from which you want to sell shares

o the dollar amount or number of shares   o  the dollar amount or number of
  you want to exchange                       shares you want to sell

o the name and class of the fund you      o  your name(s), signature(s) and
  want to exchange into                      address, as they appear on your
                                             account
o your name(s), signature(s), and
  address, as they appear on your         o  a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                        o  To set up regular cash payments from
                                             a Scudder account, call 1-800-SCUDDER
----------------------------------------------------------------------------------

Using QuickSell

--                                        o  Call 1-800-SCUDDER
----------------------------------------------------------------------------------

On the Internet

o Register at myScudder.com               o  Register at myScudder.com

o Follow the instructions for making      o  Follow the instructions for making
  on-line exchanges                          on-line redemptions
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class S shares. Each fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-SCUDDER.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).


You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is in "good order," it will be processed at the next share price calculated.


Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-SCUDDER.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

Automated phone information is available 24 hours a day. You can use your automated phone service to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares. Call SAIL(TM), the Automated Information Line, at 1-800-343-2890.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to myScudder.com.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature 3/4 a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share price

For each share class, the price at which you buy shares is the net asset value per share, or NAV.

To calculate NAV, each share class uses the following equation:

 TOTAL ASSETS - TOTAL LIABILITIES
-----------------------------------  = NAV
TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from the last quoted market prices.

Other rights we reserve

You should be aware that we may do any of the following:


o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o close your account and send you the proceeds if your balance falls below $2,500 for Class S shareholders, and $250 for Class S retirement accounts; for Class S shareholders charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days notice (90 days notice for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds have a regular schedule for paying out any earnings to shareholders:

o        Income dividends: declared daily and paid monthly

o Short-term and long-term capital gains: paid in November or December, or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares, all deposited directly to your bank account, all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

Buying and selling fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Dividends from the funds are generally tax free for most shareholders, meaning that investors can receive them without incurring federal, state and (for some investors) local income tax liability. However, there are a few exceptions:

o a portion of each fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because each fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

o        capital gains distributed may be taxable

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of each fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-SCUDDER (Class S) or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.

--------------------------------------------------------------------------------

         Scudder Investments (Class S)              SEC
         ----------------------------------------------------------------

         PO Box 219669                              Public Reference Section
         Kansas City, MO 64121-9669                 Washington, D.C. 20549-0102
         myScudder.com                              www.sec.gov
         1-800-SCUDDER                              1-202-942-8090


         SEC File Numbers
         ----------------------------------------------------------------
         Scudder California Tax-Free Income Fund              811-3657
         Scudder New York Tax-Free Income Fund                811-3657



         Distributor
         Scudder Investor Services, Inc.
         Two International Place Boston, MA 02110-4103

         SCUDDER
         INVESTMENTS

                                                                     SCUDDER
                                                                     INVESTMENTS


                           State Tax-Free Income Funds
                           Advisor Classes A, B and C

Prospectus
--------------------------------------------------------------------------------


                           Scudder California Tax-Free Income Fund
                           January 1, 2002

                           Scudder Florida Tax-Free Income Fund
                           January 1, 2002

                           Scudder Massachusetts Tax-Free Fund
                           June 18, 2001

                           Scudder New York Tax-Free Income Fund
                           January 1, 2002


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

    How the Funds Work                     How to Invest in the Funds

      4  Scudder California Tax-Free        35  Choosing a Share Class
         Income Fund
                                            40  How to Buy Shares
      8  Scudder Florida Tax-Free
         Income Fund                        41  How to Exchange or Sell
                                                Shares
     13  Scudder Massachusetts
         Tax-Free Fund                      42  Policies You Should Know
                                                About
     17  Scudder New York Tax-Free
         Income Fund                        49  Understanding Distributions
                                                and Taxes
     22  Other Policies and Risks

     23  Who Manages and Oversees
         the Funds

     25  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal, and the main risks that could affect performance.

Whether you are considering investing in the funds or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                             Class A       Class B       Class C
                             ticker symbol   KCTAX         KCTBX         KCTCX
                             fund number     009           209           309


Scudder California Tax-Free Income Fund

formerly Kemper California Tax-Free Income Fund
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy

The fund seeks a high level of current income that is exempt from California State and federal income taxes.

The fund normally invests at least 80% of net assets in California municipal securities whose income is free from regular federal and California State income tax.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), industrial development bonds, as well as, municipal lease obligations and, to a limited extent, investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. In addition, the fund may use derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts and interest rate swaps.


The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements, specific security characteristics and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years.

--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's duration could make it more sensitive to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order to meet obligations.


Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters



o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements



o political or legal actions could change the way the fund's dividends are taxed


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for California taxpayers who are in a moderate to high tax bracket and are interested in a long-term income investment that seeks to generate tax-free income.

The Fund's Performance History


While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charge of Class B.


Scudder California Tax-Free Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                  Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991         11.42
1992          8.25
1993         12.59
1994         -5.47
1995         19.48
1996          2.98
1997          8.59
1998          6.02
1999         -3.70
2000         12.97


2001 Total Return as of September 30: 4.77%

For the periods included in the bar chart:
Best Quarter: 7.68%, Q1 1995                     Worst Quarter: -4.51%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                  1 Year                  5 Years                 10 Years
--------------------------------------------------------------------------------
Class A             7.89                    4.18                    6.34
--------------------------------------------------------------------------------
Class B             8.70                    4.06                    5.97
--------------------------------------------------------------------------------
Class C            11.94                    4.05                    5.74
--------------------------------------------------------------------------------
Index              11.68                    5.84                    7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged market value-weighted measure of municipal bonds issued across the United States.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.

------------------------------------------------------------------------------------------------
Fee Table                                         Class A         Class B          Class C
------------------------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                   4.50%             None             None
------------------------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                  None*          4.00%            1.00%
------------------------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------------------------
Management Fee                                    0.53%           0.53%            0.53%
------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                   0.25            1.00             1.00
------------------------------------------------------------------------------------------------
Other Expenses**                                   0.08            0.13             0.18
------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                    0.86            1.66             1.71
------------------------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.075%, 0.125% and 0.175% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


------------------------------------------------------------------------------------------------
Example                         1 Year          3 Years           5 Years          10 Years
------------------------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------------------------
Class A shares                    $534             $712             $905            $1,463
------------------------------------------------------------------------------------------------
Class B shares                     569              823            1,102             1,556
------------------------------------------------------------------------------------------------
Class C shares                     274              539              928             2,019
------------------------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------------------------
Class A shares                    $534             $712             $905            $1,463
------------------------------------------------------------------------------------------------
Class B shares                     169              523              902             1,556
------------------------------------------------------------------------------------------------
Class C shares                     174              539              928             2,019
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Class A       Class B       Class C
                             ticker symbol   KFLAX         KFLBX         KFLCX
                             fund number     027           227           327


Scudder Florida Tax-Free Income Fund

formerly Kemper Florida Tax-Free Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of current income that is exempt from federal income taxes.

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the fund invests at least 65% of net assets in Florida municipal securities and other securities that are exempt from the Florida intangibles tax.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), industrial development bonds, as well as, municipal lease obligations and, to a limited extent, investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. In addition, the fund may use derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts and interest rate swaps.


The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements, specific security characteristics and changes in supply and demand within the municipal bond market.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years.


The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's duration could make it more sensitive to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, the state's agricultural, retirement-related or tourism industries could experience cyclical downturns or long-term erosion, hurting the local economy.


Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.


Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for Florida residents who can invest for the long-term and who are interested in tax-free income.

While the fund will generally seek investments that will permit the fund's shares to be exempt from the Florida intangibles tax, there is no assurance that the exemption will be available. To qualify for the exemption, at least 90% of the fund's assets must be in exempt investments at year end.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters


o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements


o political or legal actions could change the way the fund's dividends are taxed

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History


While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charge of Class B.


Scudder Florida Tax-Free Income Fund

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class A
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992     9.11
1993    13.50
1994    -3.91
1995    18.40
1996     2.70
1997     8.67
1998     5.48
1999    -4.22
2000    11.31


2001 Total Return as of September 30: 5.75%

For the periods included in the bar chart:
Best Quarter: 7.08%, Q1 1995                     Worst Quarter: -4.85%, Q1 1994

-------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
-------------------------------------------------------------------------------
                          1 Year              5 Years          Since Inception*
-------------------------------------------------------------------------------
Class A                     6.30                3.62                  6.36
-------------------------------------------------------------------------------
Class B                     6.62                3.44                  5.90
-------------------------------------------------------------------------------
Class C                     9.74                3.63                  5.93
-------------------------------------------------------------------------------
Index                      11.68                5.84                  7.19
-------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged market value-weighted measure of municipal bonds issued across the United States.

In both the chart and the table, total returns for 1993 would have been lower if operating expenses hadn't been reduced.

*   Since 4/25/1991. Index comparison begins 4/30/1991.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A     Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                   4.50%         None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                  None*      4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.55%       0.55%      0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                   0.25        1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                   0.10        0.15       0.13
--------------------------------------------------------------------------------
Total Annual Operating Expenses                    0.90        1.70       1.68
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.100%, 0.150% and 0.125% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                      1 Year      3 Years        5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                 $538         $724          $926       $1,508
--------------------------------------------------------------------------------
Class B shares                  573          836         1,123        1,601
--------------------------------------------------------------------------------
Class C shares                  271          530           913        1,987
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                 $538         $724          $926       $1,508
--------------------------------------------------------------------------------
Class B shares                  173          536           923        1,601
--------------------------------------------------------------------------------
Class C shares                  171          530           913        1,987
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Class A       Class B       Class C
                           ticker symbol     SQMAX         SQMBX         SQMCX
                             fund number     412           612           712

Scudder Massachusetts Tax-Free Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks income that is exempt from Massachusetts personal and regular federal income taxes. It does this by investing at least 80% of net assets in Massachusetts municipal securities.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include municipal lease obligations and investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The portfolio managers look for securities that appear to offer the best total return potential, and prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements, specific security characteristics and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices or securities), the managers don't intend to use them as principal investments, and may not use them at all.

--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES This fund normally invests at least 75% of net assets in municipal securities of the top four grades of credit quality. The fund could put up to 25% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's duration could make it more sensitive to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, the state's technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o    derivatives could produce disproportionate losses

o political or legal actions could change the way the fund's dividends are taxed

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for Massachusetts taxpayers who are in a moderate to high tax bracket and who are interested in current income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. The share classes offered in this prospectus -- Classes A, B and C -- are newly offered. In the bar chart, the performance figures for Class A are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. In the table, the performance figures for each share class are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.


Scudder Massachusetts Tax-Free Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                           Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991         11.93
1992         10.54
1993         13.97
1994         -6.45
1995         17.57
1996          3.79
1997          8.24
1998          5.91
1999         -2.55
2000         10.61

2001 Total Return as of March 31: 2.07%

For the periods included in the bar chart:
Best Quarter: 7.41%, Q1 1995                     Worst Quarter: -6.15%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                                1 Year             5 Years              10 Years
--------------------------------------------------------------------------------
Class A                           5.64               4.14                 6.63
--------------------------------------------------------------------------------
Class B                           6.73               4.10                 6.27
--------------------------------------------------------------------------------
Class C                           9.76               4.29                 6.29
--------------------------------------------------------------------------------
Index                            11.68               5.84                 7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a market value-weighted measure of municipal bonds issued across the United States.

In both the chart and the table, total returns from 1991 through 1996 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A    Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                   4.50%        None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                  None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.59%      0.59%      0.59%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                   0.25       1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                   0.18       0.23       0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses                    1.02       1.82       1.79
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.175%, 0.225% and 0.200% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                         1 Year     3 Years       5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                    $549        $760         $988       $1,642
--------------------------------------------------------------------------------
Class B shares                     585         873        1,185        1,734
--------------------------------------------------------------------------------
Class C shares                     282         563          970        2,105
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                    $549        $760         $988       $1,642
--------------------------------------------------------------------------------
Class B shares                     185         573          985        1,734
--------------------------------------------------------------------------------
Class C shares                     182         563          970        2,105
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Class A       Class B       Class C
                            ticker symbol    KNTAX         KNTBX         KNTCX
                              fund number    026           226           326

Scudder New York Tax-Free Income Fund

formerly Kemper New York Tax-Free Income Fund
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy

The fund seeks a high level of current income that is exempt from New York State and New York City income taxes and federal income taxes.

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the fund invests at least 65% of net assets in New York municipal securities and other securities that are exempt from New York State and New York City income taxes.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), industrial development bonds, as well as, municipal lease obligations and, to a limited extent, investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. In addition, the fund may use derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts and interest rate swaps.


The portfolio managers look for securities that appear to offer the best total return potential, and normally prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements, specific security characteristics and changes in supply and demand within the municipal bond market.

--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years.


The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's duration could make it more sensitive to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner.


The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such crises before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund.


--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for New York resident taxpayers who are investing for the long term and are interested in tax-free income.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters


o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements


o political or legal actions could change the way the fund's dividends are taxed

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History


While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charge of Class B.


Scudder New York Tax-Free Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                          Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991         13.39
1992          9.43
1993         12.95
1994         -4.95
1995         17.98
1996          2.54
1997          8.89
1998          6.00
1999         -4.15
2000         12.10


2001 Total Return as of September 30: 5.22%

For the periods included in the bar chart:
Best Quarter: 6.44%, Q1 1995                     Worst Quarter: -4.47%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Class A                        7.05                3.87                 6.50
--------------------------------------------------------------------------------
Class B                        8.21                3.83                 6.11
--------------------------------------------------------------------------------
Class C                       11.24                3.99                 6.10
--------------------------------------------------------------------------------
Index                         11.68                5.84                 7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged market value-weighted measure of municipal bonds issued across the United States.

In both the chart and the table, total returns for 1991 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on            4.50%       None      None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge           None*    4.00%      1.00%
(Load) (% of redemption proceeds)
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.55%     0.55%      0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                   0.25      1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                   0.13      0.18       0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses                    0.93      1.73       1.70
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.125%, 0.175% and 0.150% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


-----------------------------------------------------------------------------
Example                      1 Year      3 Years      5 Years     10 Years
-----------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
-----------------------------------------------------------------------------
Class A shares               $541         $733        $942       $1,542
-----------------------------------------------------------------------------
Class B shares                576          845       1,139        1,634
-----------------------------------------------------------------------------
Class C shares                273          536         923        2,009
-----------------------------------------------------------------------------

Expenses, assuming you kept your shares
-----------------------------------------------------------------------------
Class A shares               $541         $733        $942       $1,542
-----------------------------------------------------------------------------
Class B shares                176          545         939        1,634
-----------------------------------------------------------------------------
Class C shares                173          536         923        2,009
-----------------------------------------------------------------------------

Other Policies and Risks

While the fund-by-fund sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets in municipal securities that are exempt from federal income tax for each fund cannot be changed without shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal. Temporary investments may be taxable.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

The funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $325 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year end, as a percentage of each fund's average daily net assets.


Fund Name                                                         Fee Paid
--------------------------------------------------------------------------------
Scudder California Tax-Free Income Fund                             0.53%
--------------------------------------------------------------------------------
Scudder Florida Tax-Free Income Fund                                0.55%
--------------------------------------------------------------------------------
Scudder Massachusetts Tax-Free Fund                                 0.59%
--------------------------------------------------------------------------------
Scudder New York Tax-Free Income Fund                               0.55%
--------------------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of each fund in this prospectus.

Scudder California Tax-Free Income             Scudder Massachusetts Tax-Free
Fund                                           Fund
   Philip G. Condon                              Philip G. Condon
   Co-Lead Portfolio Manager                     Lead Portfolio Manager
     o Began investment career in 1976             o Began investment career in 1976
     o Joined the advisor in 1983                  o Joined the advisor in 1983
     o Joined the fund team in 2000                o Joined the fund team in 1989

   Eleanor R. Brennan                            Rebecca L. Wilson
   Co-Lead Portfolio Manager                       o  Began investment career in 1986
    o Began investment career in 1986              o Joined the advisor in 1986
    o Joined the advisor in 1995                   o Joined the fund team in 1999
    o Joined the fund team in 1999
                                                Scudder New York Tax-Free
   Matthew J. Caggiano                          Income Fund
    o  Began investment career in 1989
    o  Joined the advisor in 1991                 Philip G. Condon
    o  Joined the fund team in 1999               Co-Lead Portfolio Manager
                                                    o  Began investment career in 1976
Scudder Florida Tax-Free Income                     o  Joined the advisor in 1983
Fund                                                o  Joined the fund team in 2000

   Philip G. Condon                               Ashton P. Goodfield
   Co-Lead Portfolio Manager                      Co-Lead Portfolio Manager
    o Began investment career in 1976               o Began investment career in 1986
    o Joined the advisor in 1983                    o Joined the advisor in 1986
    o Joined the fund team in 2000                  o Joined the fund team in 1999


   Eleanor R. Brennan                             Eleanor R. Brennan
   Co-Lead Portfolio Manager                          o  Began investment career in 1986
    o Began investment career in 1986                 o Joined the advisor in 1995
    o Joined the advisor in 1995                      o Joined the fund team in 1999
    o Joined the fund team in 1998


   Rebecca L. Wilson
    o Began investment career in 1986
    o Joined the advisor in 1986
    o Joined the fund team in 1998


Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover). Because Class A, Class B and Class C shares of Scudder Massachusetts Tax-Free Fund are newly offered, there is no financial data for these shares as of the date of this prospectus.

Scudder California Tax-Free Income Fund-- Class A


------------------------------------------------------------------------------------------------
Years Ended August 31,                    2001       2000      1999       1998        1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  7.30    $  7.10    $  7.65    $  7.52    $  7.31
------------------------------------------------------------------------------------------------
Income (loss) from investment               .35        .34        .34        .36        .38
operations:
  Net investment income (loss)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain          .30        .20      (.41)        .26        .25
  (loss) on investment transactions
------------------------------------------------------------------------------------------------
  Total from investment operations          .65        .54      (.07)        .62        .63
------------------------------------------------------------------------------------------------
Less distributions from:                   (.35)      (.34)      (.34)      (.36)      (.38)
  Net investment income
------------------------------------------------------------------------------------------------
  Net realized gains on investment           --         --      (.14)      (.13)      (.04)
  transactions
------------------------------------------------------------------------------------------------
  Total distributions                      (.35)      (.34)      (.48)      (.49)      (.42)
------------------------------------------------------------------------------------------------
Net asset value, end of period          $  7.60    $  7.30    $  7.10    $  7.65    $  7.52
------------------------------------------------------------------------------------------------
Total Return (%)a                          9.15       7.97     (1.07)       8.56       8.78
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)      753        767        855        982        979
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              .88^b      .85        .82        .78        .79
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                              .87^b      .84        .82        .78        .79
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 4.69       4.98       4.60       4.82       5.08
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  26         57         62         61         79
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .87% and .86%, respectively.

Scudder California Tax-Free Income Fund -- Class B

------------------------------------------------------------------------------------------------
Years Ended August 31,                    2001       2000      1999       1998        1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  7.31    $  7.11    $  7.66    $  7.52    $  7.32
------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)              .29        .29        .28        .30        .32
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain          .30        .20      (.41)        .27        .24
  (loss) on investment transactions
------------------------------------------------------------------------------------------------
  Total from investment operations          .59        .49      (.13)        .57        .56
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.29)      (.29)      (.28)      (.30)      (.32)
------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                               --         --      (.14)      (.13)      (.04)
------------------------------------------------------------------------------------------------
  Total distributions                      (.29)      (.29)      (.42)      (.43)      (.36)
------------------------------------------------------------------------------------------------
Net asset value, end of period          $  7.61    $  7.31    $  7.11    $  7.66    $  7.52
------------------------------------------------------------------------------------------------
Total Return (%)^a                         8.28       7.14     (1.90)       7.79       7.73
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)       33         33         37         35         27
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             1.70^b     1.64       1.65       1.63       1.62
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             1.69^b       1.63     1.65       1.63       1.62
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 3.87        4.19      3.75       3.97       4.25
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  26         57         62         61         79
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

Scudder California Tax-Free Income Fund -- Class C


------------------------------------------------------------------------------------------------
Years Ended August 31,                  2001        2000      1999        1998       1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  7.26    $  7.05    $  7.60    $  7.50    $  7.31
------------------------------------------------------------------------------------------------
Income (loss) from investment               .29        .29        .28        .30        .32
operations:
  Net investment income (loss)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain          .29        .21      (.41)        .23        .23
  (loss) on investment transactions
------------------------------------------------------------------------------------------------
  Total from investment operations          .58        .50      (.13)        .53        .55
------------------------------------------------------------------------------------------------
Less distributions from:                   (.29)      (.29)      (.28)      (.30)      (.32)
  Net investment income
------------------------------------------------------------------------------------------------
  Net realized gains on investment           --         --       (.14)      (.13)      (.04)
  transactions
------------------------------------------------------------------------------------------------
  Total distributions                      (.29)      (.29)      (.42)      (.43)      (.36)
------------------------------------------------------------------------------------------------
Net asset value, end of period          $  7.55    $  7.26    $  7.05    $  7.60    $  7.50
------------------------------------------------------------------------------------------------
Total Return (%)^a                         8.19       7.34     (1.91)       7.21       7.59
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)       10          5          4          7          2
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             1.72^b     1.64       1.68       1.62       1.60
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.69^b      1.63       1.68       1.62       1.60
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 3.85       4.19       3.71       3.98       4.27
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  26         57         62         61         79
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

Scudder Florida Tax-Free Income Fund -- Class A


------------------------------------------------------------------------------------------------
Years Ended August 31,                   2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  9.85    $  9.72    $ 10.62    $ 10.42    $ 10.21
------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)              .46        .45        .47        .49        .51
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         .57        .13      (.68)        .35        .33
------------------------------------------------------------------------------------------------
  Total from investment operations         1.03        .58      (.21)        .84        .84
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.48)      (.45)      (.47)      (.49)      (.51)
------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                --         --      (.22)      (.15)      (.12)
------------------------------------------------------------------------------------------------
  Total distributions                      (.48)      (.45)      (.69)      (.64)      (.63)
------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 10.40    $  9.85    $  9.72    $ 10.62    $ 10.42
------------------------------------------------------------------------------------------------
Total Return (%)^a                        10.77       6.15     (2.13)       8.27       8.37
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)       66         70         85        100         99
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              .91^b     1.00        .88        .85        .83
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                              .89^b      .99        .88        .85        .83
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 4.67       4.80       4.57       4.65       4.92
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  13         21         56         70         87
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .89% and .87%, respectively.

Scudder Florida Tax-Free Income Fund -- Class B


------------------------------------------------------------------------------------------------
Years Ended August 31,                   2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  9.83    $  9.71    $ 10.60    $ 10.40    $ 10.19
------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)              .38        .38        .39        .40        .42
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         .56        .12      (.67)        .35        .33
------------------------------------------------------------------------------------------------
  Total from investment operations          .94        .50      (.28)        .75        .75
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.39)      (.38)      (.39)      (.40)      (.42)
------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                               --         --      (.22)      (.15)      (.12)
------------------------------------------------------------------------------------------------
  Total distributions                      (.39)      (.38)      (.61)      (.55)      (.54)
------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 10.38    $  9.83    $  9.71    $ 10.60    $ 10.40
------------------------------------------------------------------------------------------------
Total Return (%)^a                         9.77       5.32     (2.85)       7.38       7.48
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)        6          6          6          6          4
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             1.79^b       1.77       1.69       1.68       1.65
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             1.74^b       1.76       1.69       1.68       1.65
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 3.82       4.03       3.76       3.82       4.10
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  13         21         56         70         87
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.75% and 1.73%, respectively.

Scudder Florida Tax-Free Income Fund -- Class C


------------------------------------------------------------------------------------------------
Years Ended August 31,                   2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  9.83    $  9.71    $ 10.60    $ 10.41    $ 10.20
------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)              .37        .38        .39        .40        .42
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         .56        .12      (.67)        .34        .33
------------------------------------------------------------------------------------------------
  Total from investment operations          .93        .50      (.28)        .74        .75
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.38)      (.38)      (.39)      (.40)      (.42)
------------------------------------------------------------------------------------------------
 Net realized gains on investment
  transactions                                --         --      (.22)      (.15)      (.12)
------------------------------------------------------------------------------------------------
  Total distributions                      (.38)      (.38)      (.61)      (.55)      (.54)
------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 10.38    $  9.83    $  9.71    $ 10.60    $ 10.41
------------------------------------------------------------------------------------------------
Total Return (%)^a                         9.69       5.34     (2.84)       7.26       7.49
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)       .9          1          1         .7         .6
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            1.97^b       1.74       1.68       1.69       1.64
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.84^b       1.73       1.68       1.69       1.64
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 3.73       4.06       3.76       3.81       4.11
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  13         21         56         70         87
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.85% and 1.83%, respectively.

Scudder New York Tax-Free Income Fund -- Class A


------------------------------------------------------------------------------------------------
Years Ended August 31,                   2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 10.39    $ 10.22    $ 11.11    $ 10.93    $ 10.66
------------------------------------------------------------------------------------------------
Income (loss) from investment               .47        .47        .49        .53        .56
operations:
  Net investment income (loss)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain          .64        .17      (.63)        .36        .36
  (loss) on investment transactions
------------------------------------------------------------------------------------------------
  Total from investment operations         1.11        .64      (.14)        .89        .92
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.47)      (.47)      (.49)      (.53)      (.56)
------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                               --         --      (.26)      (.18)      (.09)
------------------------------------------------------------------------------------------------
  Total distributions                     (.47)      (.47)      (.75)      (.71)      (.65)
------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 11.03    $ 10.39    $ 10.22    $ 11.11    $ 10.93
------------------------------------------------------------------------------------------------
Total Return (%)^a                        10.91       6.50     (1.52)       8.44       8.77
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)      188        201        236        268        273
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              .94^b       .89        .88        .84        .83
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                              .92%^b      .88        .88        .84        .83
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 4.39        4.68       4.49       4.81       5.15
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  17          26         69         77         92
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .93% and .92%, respectively.

Scudder New York Tax-Free Income Fund -- Class B


------------------------------------------------------------------------------------------------
Years Ended August 31,                   2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 10.40    $ 10.23    $ 11.13    $ 10.94    $ 10.66
------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)              .39        .38        .39        .44        .47
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         .64        .17      (.64)        .37        .37
------------------------------------------------------------------------------------------------
  Total from investment operations         1.03        .55      (.25)        .81        .84
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.39)      (.38)      (.39)      (.44)      (.47)
------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                               --         --      (.26)      (.18)      (.09)
------------------------------------------------------------------------------------------------
  Total distributions                     (.39)      (.38)      (.65)      (.62)      (.56)
------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 11.04    $ 10.40    $ 10.23    $ 11.13    $ 10.94
------------------------------------------------------------------------------------------------
Total Return (%)^a                        10.07       5.60     (2.44)       7.65       7.96
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)       14         12         14         12         10
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            1.73^b       1.71       1.73       1.67       1.67
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.70^b       1.70       1.73       1.67       1.67
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 3.60       3.86       3.64       3.98       4.31
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  17         26         69         77         92
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.71% and 1.70%, respectively.

Scudder New York Tax-Free Income Fund -- Class C


------------------------------------------------------------------------------------------------
Years Ended August 31,                   2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 10.38    $ 10.21    $ 11.10    $ 10.92    $ 10.65
------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)              .39        .39        .40        .44        .47
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         .64        .17      (.63)        .36        .36
------------------------------------------------------------------------------------------------
  Total from investment operations         1.03        .56      (.23)        .80        .83
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.39)      (.39)      (.40)      (.44)      (.47)
------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                               --         --      (.26)      (.18)      (.09)
------------------------------------------------------------------------------------------------
  Total distributions                     (.39)      (.39)      (.66)      (.66)      (.56)
------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 11.02    $ 10.38    $ 10.21    $ 11.10    $ 10.92
------------------------------------------------------------------------------------------------
Total Return (%)^a                        10.16       5.64     (2.33)       7.56       7.87
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)        4          4          4          4          3
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             1.73^b       1.70       1.71       1.67       1.65
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             1.68^b       1.69       1.71       1.67       1.65
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 3.62       3.87       3.65       3.98       4.33
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  17         26         69         77         92
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.68%, respecti0vely.

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

In this prospectus, there are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


================================================================================================
Classes and features                             Points to help you compare
================================================================================================
Class A


o  Sales charges of up to 4.50%, charged when   o   Some investors may be able to reduce or
   you buy shares                                   eliminate their sales charges; see next
                                                    page
o  In most cases, no charges when you sell
   shares                                       o   Total annual operating expenses are lower
                                                    than those for Class B or Class C
o  0.25% annual service fee
================================================================================================
Class B

o  No charges when you buy shares               o  The deferred sales charge rate falls to zero
                                                    after six years
o  Deferred sales charge declining from 4.00%,
   charged when you sell shares you bought      o   Shares automatically convert to Class A
   within the last six years                        six years after purchase, which means
                                                    lower annual expenses going forward
o  1.00% annual distribution/service fee
================================================================================================
Class C

o  No charges when you buy shares               o   The deferred sales charge rate is lower, but
                                                    your shares never convert to Class A,
o  Deferred sales charge of 1.00%, charged when     so annual expenses remain higher
   you sell shares you bought within the last year

o  1.00% annual distribution/service fee
================================================================================================

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                             Sales charge as a %       Sales charge as a % of
Your investment               of offering price          your net investment
--------------------------------------------------------------------------------
Up to $100,000                        4.50%                      4.71%
--------------------------------------------------------------------------------
$100,000-$249,999                      3.50                       3.63
--------------------------------------------------------------------------------
$250,000-$499,999                      2.00                       2.67
--------------------------------------------------------------------------------
$500,000-$999,999                      2.60                       2.04
--------------------------------------------------------------------------------
$1 million or more          See below and next page
--------------------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o    investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services


There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.


If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares                 CDSC on shares you sell
--------------------------------------------------------------------------------
First year                                           4.00%
--------------------------------------------------------------------------------
Second or third year                                  3.00
--------------------------------------------------------------------------------
Fourth or fifth year                                  2.00
--------------------------------------------------------------------------------
Sixth year                                            1.00
--------------------------------------------------------------------------------
Seventh year and later                None (automatic conversion to Class A)
--------------------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares                 CDSC on shares you sell
--------------------------------------------------------------------------------
First year                                           1.00%
--------------------------------------------------------------------------------
Second year and later                                  None
--------------------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

--------------------------------------------------------------------
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How To Buy Shares

Once you've chosen a share class, use these instructions to make investments.

------------------------------------------------------------------------------------------------
First investment                                 Additional investments
------------------------------------------------------------------------------------------------
$1,000 or more for regular accounts              $50 or more for regular accounts
                                                 and IRA accounts
$500 or more for IRAs
                                                 $50 or more with an Automatic Investment Plan
------------------------------------------------------------------------------------------------
Through a financial representative
                                                o   Contact your representative using the
o  Contact your representative using the method     method that's most convenient for you
   that's most convenient for you
------------------------------------------------------------------------------------------------
By mail or express mail (see below)

o  Fill out and sign an application             o   Send a check made out to "Scudder Funds"
                                                    and a Scudder investment slip to us at the
o  Send it to us at the appropriate address,        appropriate address below
   along with an investment check
                                                 o  If you don't have an investment slip, simply
                                                    include a letter with your name, account
                                                    number, the full name of the fund and the
                                                    share class and your investment instructions
------------------------------------------------------------------------------------------------
By wire

o  Call (800) 621-1048 for instructions          o   Call (800) 621-1048 for instructions
                                                    (minimum $50)
------------------------------------------------------------------------------------------------
By phone

--                                              o   Call (800) 621-1048 for instructions
================================================================================================
With an automatic investment plan

--                                             o   To set up regular investments from a bank
                                                    checking account, call (800) 621-1048
                                                    (minimum $50)
------------------------------------------------------------------------------------------------
On the Internet

--                                              o   Go to www.scudder.com and register

                                                o   Follow the instructions for buying shares
                                                    with money from your bank account
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

------------------------------------------------------------------------------------------------
Exchanging into another fund                     Selling shares
------------------------------------------------------------------------------------------------
$1,000 or more to open a new account             Some transactions, including most for over
($500 for IRAs)                                  $100,000, can only be ordered in writing with
                                                 a signature guarantee; if you're in doubt,
$50 or more for exchanges between existing       see page 44
accounts
------------------------------------------------------------------------------------------------
Through a financial representative

o  Contact your representative by the method    o   Contact your representative by the method
   that's most convenient for you                   that's most convenient for you
------------------------------------------------------------------------------------------------
By phone or wire

o   Call (800) 621-1048 for instructions        o   Call (800) 621-1048 for instructions
------------------------------------------------------------------------------------------------
By mail, express mail or fax (see previous page)

 Write a letter that includes:                  Write a letter that includes:

o  the fund, class and account number you're    o   the fund, class and account number from
   exchanging out of                                which you want to sell shares

o  the dollar amount or number of shares you    o   the dollar amount or number of shares you
   want to exchange                                 want to sell

o  the name and class of the fund you want to   o   your name(s), signature(s) and address, as
   exchange into                                    they appear on your account

o  your name(s), signature(s) and address, as   o   a daytime telephone number
   they appear on your account

o  a daytime telephone number
------------------------------------------------------------------------------------------------
With an automatic exchange plan

o  To set up regular exchanges from a fund      --
   account, call (800) 621-1048
------------------------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                              o   To set up regular cash payments from a
                                                    fund account, call (800) 621-1048
------------------------------------------------------------------------------------------------
On the Internet

o  Go to www.scudder.com and register

o  Follow the instructions for making on-line
   exchanges
------------------------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. The funds have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares you'll generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the ScudderAutomated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o    the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 10% per year of the net asset value of the account.

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each share class, the price at which you buy shares is as follows: Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class").
Class B and Class C shares -- net asset value per share, or NAV

To calculate NAV, each share class uses the following equation:

                         TOTAL ASSETS - TOTAL LIABILITIES
                        ---------------------------------            =  NAV
                        TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors, a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from the last quoted market prices.

Other rights we reserve

You should be aware that we may do any of the following:


o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan or in any case where a fall in share price created the low balance

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds have a regular schedule for paying out any earnings to shareholders:

o    Income dividends: declared daily and paid monthly

o Short-term and long-term capital gains: paid in November or December, or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Dividends from the funds are generally tax free for most shareholders, meaning that investors can receive them without incurring federal, and (for some investors) state and local income tax liability. However, there are a few exceptions:

o a portion of each fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because each fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

o    capital gain distributions may be taxable

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o  short-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  taxable income dividends you receive from a fund
--------------------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
--------------------------------------------------------------------------------

Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o  long-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
--------------------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and the fund's financial statements. Shareholders get these reports automatically. Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------
Scudder Investments                              SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                        Public Reference Section
Chicago, IL 60606-5808                           Washington, D.C. 20549-0102
www.scudder.com                                  www.sec.gov
Tel (800) 621-1048                               Tel (202) 942-8090


SEC File Numbers
--------------------------------------------------------------------------------
Scudder California Tax-Free Income Fund          811-3657
Scudder Florida Tax-Free Income Fund             811-3657
Scudder Massachusetts Tax-Free Fund              811-3749
Scudder New York Tax-Free Income Fund            811-3657



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com E-mail info@scudder.com
Tel (800) 621-1048


SCUDDER
INVESTMENTS

                                                                     SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Statement of Additional Information for each of the listed funds:


Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Balanced Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder Cash Investment Trust
Scudder Cash Reserves Fund
Scudder Contrarian Fund
Scudder Development Fund
Scudder Dividend & Growth Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder Dynamic Growth Fund
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Floating Rate Fund
Scudder Florida Tax-Free Income Fund
Scudder Focus Growth Fund
Scudder Focus Value+Growth Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Global Fund
Scudder GNMA Fund
Scudder Gold Fund
Scudder Greater Europe Growth Fund
Scudder Growth Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder High-Yield Tax-Free Fund
Scudder Income Fund
Scudder International Fund
Scudder International Research Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Latin America Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Money Market Series
Scudder New Europe Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Growth Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder Research Fund
Scudder Retirement Fund -- Series III
Scudder Retirement Fund -- Series IV
Scudder Retirement Fund -- Series V
Scudder Retirement Fund -- Series VI
Scudder Retirement Fund -- Series VII
Scudder S&P 500 Index Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund
Scudder Short-Term Bond Fund
Scudder Small Cap Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Target 2010 Fund
Scudder Target 2011 Fund
Scudder Tax Free Money Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Total Return Fund
Scudder U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund
Scudder Worldwide 2004 Fund
The Japan Fund, Inc.

Scudder Variable Series I
   21st Century Growth Portfolio
   Balanced Portfolio
   Bond Portfolio
   Capital Growth Portfolio
   Global Discovery Portfolio
   Growth and Income Portfolio
   Health Sciences Portfolio
   International Portfolio
   Money Market Portfolio

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio
   Scudder Blue Chip Portfolio
   Scudder Contrarian Value Portfolio
   Scudder Focus Value+Growth Portfolio
   Scudder Global Blue Chip Portfolio
   Scudder Government Securities Portfolio
   Scudder Growth Portfolio
   Scudder High Yield Portfolio
   Scudder International Research Portfolio
   Scudder Investment Grade Bond Portfolio
   Scudder Money Market Portfolio
   Scudder New Europe Portfolio
   Scudder Small Cap Growth Portfolio
   Scudder Small Cap Value Portfolio
   Scudder Strategic Income Portfolio
   Scudder Technology Growth Portfolio
   Scudder Total Return Portfolio
   SVS Dreman Financial Services Portfolio
   SVS Dreman High Return Equity Portfolio
   SVS Dynamic Growth Portfolio
   SVS Focused Large Cap Growth Portfolio
   SVS Growth And Income Portfolio
   SVS Growth Opportunities Portfolio
   SVS Index 500 Portfolio
   SVS Mid Cap Growth Portfolio
   SVS Strategic Equity Portfolio
   SVS Venture Value Portfolio

Cash Account Trust
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Cash Equivalent Fund
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Investors Cash Trust
   Government Securities Portfolio
   Treasury Portfolio

Investors Municipal Cash Fund
   Investors Florida Municipal Cash Fund
   Investors Michigan Municipal Cash Fund
   Investors New Jersey Municipal Cash Fund
   Investors Pennsylvania Municipal Cash Fund
   Tax-Exempt New York Money Market Fund

Tax-Exempt California Money Market Fund

Zurich Money Funds
   Zurich Money Market Fund
   Zurich Government Money Fund
   Zurich Tax-Free Money Fund

Zurich YieldWise Funds
   Zurich YieldWise Money Fund
   Zurich YieldWise Government Money Fund
   Zurich YieldWise Municipal Money Fund



On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Scudder"), with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with Scudder under the Investment Company Act of 1940 and, therefore, a termination of those agreements, Scudder intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.


December 11, 2001

                SCUDDER CALIFORNIA TAX-FREE INCOME FUND ("Fund")
                 SCUDDER NEW YORK TAX-FREE INCOME FUND ("Fund")

                                     Class S

         Each a series of Scudder State Tax-Free Income Series ("Trust")


                                 January 1, 2002


                  SCUDDER MASSACHUSETTS TAX-FREE FUND ("Fund")

                             Class AARP and Class S

               A series of Scudder State Tax-Free Trust ("Trust")

                   June 18, 2001, as revised August 31, 2001,
                      as further revised November 15, 2001




--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------


This combined Statement of Additional Information is not a prospectus, and should be read in conjunction with the combined Prospectus dated January 1, 2002 for California Tax-Free Income Fund and New York Tax-Free Income Fund and June 18, 2001 for Massachusetts Tax-Free Fund, as amended from time to time. The prospectus may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 and is available along with other related materials on the Securities and Exchange Commission's Internet website (http:/www.sec.gov).

The Annual Reports to shareholders dated March 31, 2001 for Scudder Massachusetts Tax-Free Fund and August 31, 2001 for Scudder California Tax-Free Income Fund and Scudder New York Tax-Free Income Fund (each a "Fund" and together the "Funds") accompany this Statement of Additional Information. Each is incorporated by reference and are hereby deemed to be part of this Statement of Additional Information. The Annual Reports may be obtained without charge by calling (800) SCUDDER.


This Statement of Additional Information is incorporated by reference into the combined Prospectus for the Funds.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................2

MANAGEMENT OF THE FUNDS......................................................62
         Investment Advisor..................................................62
         Brokerage Commissions...............................................66
         Administrative Agreement............................................67
         Underwriter.........................................................68

FUND SERVICE PROVIDERS.......................................................69
         Transfer Agent......................................................69
         Custodian...........................................................69
         Auditors............................................................69
         Legal Counsel.......................................................69

         Fund Accounting Agent...............................................70


PERFORMANCE..................................................................70

PURCHASE AND REDEMPTION OF SHARES............................................78

DIVIDENDS, CAPITAL GAINS AND TAX.............................................88

NET ASSET VALUE..............................................................94

OFFICERS AND TRUSTEES........................................................95

FUND ORGANIZATION AND SHAREHOLDER RIGHTS....................................103

ADDITIONAL INFORMATION......................................................105

FINANCIAL STATEMENTS........................................................106

APPENDIX....................................................................108

                             INVESTMENT RESTRICTIONS


The fundamental investment restrictions of each Fund set forth below may not be changed without the approval of a "majority" of the outstanding shares. As used in this Statement of Additional Information a "majority" of each Fund's outstanding shares under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding voting shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Any nonfundamental policy of a Fund may be modified by the Funds' Trustees without a vote of the applicable Funds' shareholders.


Each Fund has elected to be classified as a non-diversified series of an open-end management investment company.

Each Fund may not, as a fundamental policy:

(1) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

(4) concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(7) make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) Scudder Massachusetts Tax-Free Fund: The Fund will have at least 80% of its net assets invested in municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) during periods of normal market conditions.


Other Investment Policies. The Trustees of Scudder State Tax-Free Trust and Scudder State Tax-Free Income Series (each a "Trust" and together the "Trusts") have voluntarily adopted policies and restrictions which are observed in the conduct of a Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund may not:


(1) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;
(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts do not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;
(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(6) lend portfolio securities in an amount greater than 5% of its total assets; and

(7)      invest more than 15% of net assets in illiquid securities.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                       INVESTMENT POLICIES AND TECHNIQUES

Scudder California Tax-Free Income Fund ("California Fund") and Scudder New York Tax-Free Income Fund ("New York Fund"), each a non-diversified series of Scudder State Tax-Free Income Series, and Scudder Massachusetts Tax-Free Fund ("Massachusetts Fund"), a non-diversified series of Scudder State-Tax Free Trust (together a "Fund") are each open-end management investment companies which continuously offer and redeem shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Massachusetts Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B and Class C shares. California Fund and New York Fund offer the following classes of shares:
Class S, Class A, Class B and Class C. Only Class AARP and Class S shares of Massachusetts Fund and Class S shares of California Fund and New York Fund are offered herein. Each class has its own important features and policies. Shares of Class AARP are especially designed for members of the American Association of Retired Persons ("AARP").

General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage or a financial instrument in which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

California Fund and New York Fund


Under normal conditions, as a fundamental investment policy, the California Fund will maintain at least 80% of its net assets in obligations issued by or on behalf of the State of California, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes and State or California personal income tax ("California Municipal Securities").

Under normal conditions, as a fundamental investment policy, the New York Fund will maintain (1) at least 80% of its net assets in obligations issued by or on behalf of territories and possessions of the United States and the District of

Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes and (2) at least 65% of its total assets in New York municipal securities and other securities that are exempt from New York State and New York City personal income taxes ("New York Municipal Securities" and collectively with the California Municipal Securities, the "Municipal Securities" or "municipal securities"). The Funds may invest in "private activity bonds."

The Funds may invest in "private activity bonds." The Funds currently do not consider private activity bonds to be Municipal Securities for purposes of the 80% limitation. Although neither Fund has the current intention to do so, a Fund may invest more than 25% of its net assets in industrial development bonds. Each Fund is designed for persons who are seeking a high level of income exempt from federal income taxes and from personal income taxes of a particular state. Through a single investment in shares of a Fund, investors receive the benefits of professional management and liquidity. Additionally, each Fund offers the economic advantages of block purchases of securities and relief from administrative details such as accounting for distributions and the safekeeping of securities. The tax exemption of Fund dividends for federal income tax purposes and, if applicable, particular state or local personal income tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws. The Funds may not be appropriate investments for qualified retirement plans and Individual Retirement Accounts.


Special Risk Factors


The following information as to certain risk factors is given to investors because each Fund concentrates its investments in Municipal Securities of a particular state. Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of state issuers. Investors should remember that rating agencies do change ratings periodically so that ratings mentioned here may have changed.


California Fund and New York Fund


California Fund and New York Fund invest principally in "Municipal Securities," which are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include:


o        to refund outstanding obligations

o        to obtain funds for general operating expenses

o        to obtain funds to loan to other public institutions and facilities.

The two general classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.


The yields on Municipal Securities are dependent on a variety of factors, including general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield.


The Funds may invest in tax-exempt leases. A tax-exempt lease is an obligation, often a lease purchase or installment contract, pursuant to which a governmental user of a capital asset, such as an item of equipment, agrees to make payments of the purchase price plus interest over a period of years, normally with the right to purchase the asset at the termination of the lease for a nominal amount. Tax-exempt leases normally have a term of only two to seven years, a relatively short period of time, and often have a higher interest rate than tax-exempt investments of a comparable term.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


The Funds may also invest up to 20% of its net assets in municipal securities the interest income from which is taxable or subject to the federal alternative minimum tax ("AMT bonds"). Normally, at least 80% of the Fund's net assets will be invested in securities whose interest income is not treated as a tax preference item under the federal individual alternative minimum tax. Fund distributions from interest on certain municipal securities subject to the alternative minimum tax, such as private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon your state and local tax laws.


California Fund


California Fund seeks a high level of current income exempt from federal and California income taxes. At least 90% of the Municipal Securities will, at the time of purchase be, within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be comparable quality as determined by the Fund's Advisor, provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a declines in the value of a security as a result of market conditions.

In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives.

As described in the California Fund's prospectus, the Fund will invest in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Advisor not independently verified such information, the Advisor has no reason to believe that such information is not correct in all material respects.

Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act.

The 2001-02 Governor's Budget released on January 10, 2001, provided revised 2000-01 revenue and expenditure estimates (the "2001 Budget Act"). These estimates were further updated on May 14, 2001, with the release of the May Revision to the Governor's Budget (the "May Revision") and at the time of adoption of the 2001 Budget Act in July, 2001. Those latest estimates projected General Fund revenues in 2000-01 of $78.0 billion, $4.1 billion above the 2000 Budget Act estimates and $1.1 billion above the 2001-02 Governor's Budget estimate, reflecting the continuing positive revenue impact of the State's strong economy through the end of calendar year 2000. Expenditures in 2000-01 were estimated to be $80.1 billion, about $1.3 billion above the Budget Act estimates. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 Special Fund for Economic Uncertainties (the "SFEU") balance, the budget reserve, would be approximately $6.3 billion, a substantial increase over the 2000 Budget Act estimate of $1.78 billion. This reserve however was virtually depleted to provide advances to support the Department of Water Resources power purchase program without the need for the General Fund to seek internal or external borrowing for that purpose.

Fiscal Year 2001-02 Budget

Background. The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01 (the "2002 Budget Act"). The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

The May Revision disclosed a reversal of the recent General Fund financial trend as a result of the slowdown in economic growth in the State beginning in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected that General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001 Budget Act. Most of the drop was attributed to reduced personal income tax revenues, reflecting both slower job and wage growth and a severe decline in capital gains and stock option income normally included in personal income tax statistics. Lower corporate earnings were projected to result in a drop in the corporate income tax, while sales taxes were projected to increase slightly.

Fiscal Year 2001 Budget Act. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million of General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

Some of the important features of the 2001 Budget Act were the following:

1. Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

Recent Developments

The terrorist attacks of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the U.S. as well as the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy is now a distinct possibility, with a corresponding reduction in State General Fund revenues, which had already started to appear before September 11. It is not possible at this time to project how much the State's economy may be further affected as a result of the attacks. The Department of Finance has stated that it will update its economic and revenue forecasts for the current 2001-02 fiscal year when the Governor's 2002-03 Budget is released on January 10, 2002.

The most recent economic report from the Department of Finance, issued in October, 2001, excluded any impact from the September 11 attacks. Although California has created more jobs than the rest of the nation in the past year, the report shows a decline in nonfarm employment in the State, with particular weakness in construction and manufacturing, particularly in the high technology sector. Since the May 2001 forecast (on which the 2001-02 Budget Act was based) was completed, General Fund revenues were below forecast by a net amount of $389 million (0.5%) for May and June, 2001 and by $608 million (3.8%) for July through September of the current 2001-02 budget year. These results were a reflection of economic conditions prior to the September 11 events.

Personal income tax revenues comprised $489 million of the $608 million overall revenue shortfall in the first quarter of the current fiscal year. The bulk of the decline in personal income tax revenue was attributable to quarterly estimated payments, including payments related to capital gains and stock option activity. In the second calendar quarter of 2001, the S&P 500 index (an indicator used by the Department of Finance to project capital gains income) averaged 1234, 4.8 percent higher than the assumed level of 1177 used in the May 2001 forecast. From July 1 through September 10, the S&P 500 index averaged 1185 or 3.1 percent below the assumed level of 1222 for the third calendar quarter. However, by the end of the quarter, the index had fallen below 1100. Continued stock market weakness could likely result in further decline in revenues from capital gains and stock options.

In addition, since enactment of the 2001 Budget Act, the Legislature has passed, and the Governor has signed into law, several additional spending bills or tax credits totaling an estimated $110 million for the General Fund for 2001-02. These reduced revenues and increased expenditures would, in the absence of offsetting expenditure reductions, reduce the budgeted reserve in the SFEU of $2.6 billion. If there appear to be significant pressures on the current year budget, the Administration may propose budgetary adjustments as part of the 2002-03 Governor's Budget to be released on January 10, 2002.

In preparing the 2002-03 Proposed Budget, the Governor informed all State agencies to prepare 15 percent reduction proposals. Such cuts would not, however, apply to public safety activities or certain other expenditures which are mandatory, such as debt service.

California Energy Matters

Development of the Power Supply Program

In mid-2000, wholesale electricity prices in California began to rise dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

In January, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and declared a state of emergency to exist. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January, 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

Financing the Power Supply Program

Between January 17, 2001 and October 15, 2001, DWR committed approximately $11.3 billion under the Power Supply Program. The Power Supply Program has been financed by: (i) unsecured, interest-bearing loans from the General Fund of the State ("State loans") aggregating $6.1 billion; (ii) secured loans from banks and other financial institutions aggregating $4.3 billion ("Interim loans"); and
(iii) DWR revenues from power sales to Customers aggregating approximately $2.5 billion through October 15, 2001. As of October 15, 2001, approximately $1.4 billion of proceeds from the Interim loans had not been contractually committed and was available for Power Supply Program expenditures, if needed.

DWR projected that its funds on hand at October 2001 and projected revenues appeared to be sufficient to finance the Power Supply Program on an ongoing basis. This projection was predicated in part on the assumption that timely and favorable CPU action will be taken to establish the portion of retail rates charged to Customers for power being sold by DWR as requested by DWR.

Interim loan requires principal to be repaid in installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement includes a number of covenants and requirements that DWR may be unable to comply with or fulfill or that are beyond the control of DWR, such as requirements that the CPUC take certain of the actions described under "CPUC Action" below by a certain date. The loan agreement does not provide for acceleration of scheduled payments of principal and interest on the Interim loans if DWR is in violation of the terms of the Interim loans, but the loan agreement does require interest rate increases that are included in DWR's projections.

The Interim loans were arranged in contemplation of the proposed sale of DWR revenue bonds (the "Bonds"). Net proceeds of the Bonds will be required to be used first, to repay the Interim loans, and second, to repay the State loans and provide working capital for the Power Supply Program. The timing of the Bond sales is uncertain. DWR is not able to predict whether it will be able to make all future payments of principal and interest on the Interim loans without additional rate increases if it is not able to secure a timely sale of the Bonds.

Pursuant to the initial financing arrangements included in the Power Supply Act, DWR is authorized to issue up to $13.4 billion aggregate principal amount of Bonds to finance and refinance the Power Supply Program, including repayment of the Interim loans and the State loans. The Bonds are to be limited obligations of DWR payable solely from revenues and other funds held after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. Revenues consist primarily of payments to DWR by Customers for electricity. In order to facilitate the financing, certain orders may need to be adopted by the CPUC. See "CPUC Action" below. Completion of the DWR bond sales is dependent upon a number of other factors, including potential legal challenges. While DWR initially hoped to sell the Bonds in the late summer or fall of 2001, delays as described below, including the CPUC's failure so far to approve a rate agreement with DWR, and potential challenges have moved the earliest likely bond sale date to 2002.

The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-02 fiscal year whether or not DWR repays the State loans during the fiscal year.

Power Supply Program after 2002

DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by the Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the Bonds are retired, DWR will sell electricity purchased under long-term contracts to Customers, but under current law DWR is not authorized to provide the balance of any net short required by the Customers (the "residual net short"). The Administration and the CPUC are developing plans to have the IOUs purchase the residual net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

CPUC Action

Under the California Public Utilities Code, the retail rates of the IOUs are established by the CPUC. The CPUC has authorized substantial rate increases in 2001. Under the Power Supply Act, DWR is directed to establish, revise and notify the CPUC of its revenue requirements for its sales of electricity and repayment of the DWR revenue bonds at least annually, and more frequently as required. In August, DWR submitted its revised revenue requirement to the CPUC. On August 21, 2001, PG&E filed suit contesting the DWR determination that its revenue requirement is just and reasonable in the absence of a public hearing.

On September 6, 2001, the CPUC adopted servicing agreements between DWR and SDG&E and SCE and a servicing order as to DWR and PG&E pertaining to the Power Supply Program. PG&E applied to the CPUC for and was denied a rehearing of the servicing order pertaining to it and has challenged that order in Bankruptcy court. On September 20, 2001, the CPUC adopted a decision suspending the right of customers to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity. The CPUC also adopted an interim rate order for SDG&E. Applications for rehearing of the order regarding customer choice have been denied by the CPUC. On October 4, 2001, DWR filed an application for rehearing of the CPUC's decision vacating an earlier CPUC decision interpreting the CPUC's responsibilities to implement DWR's revenue requirement pursuant to the Power Supply Act.

Currently pending before the CPUC are rate actions pertaining to SCE and PG&E (and, if necessary, SDG&E) and related matters, including the establishment of the portion of retail rates charged to Customers for power being sold by DWR (based upon DWR's revenue requirement). A proposed order approving a rate agreement between DWR and the CPUC with respect to DWR charges was rejected by the CPUC on October 2, 2001. The Administration is studying this action, and is considering its options. The timing of CPUC approvals or their effective dates may be affected by the PG&E lawsuit referred to above or appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWR's revenue bonds or the implementation of DWR's rates.

Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain debt obligations in the Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain debt obligations in the Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program.
Historically,  the Medi-Cal  program has  provided  for a  cost-based  system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These debt obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in December 1998 by Ernst & Young LLP, concluded, among other things, that although the fund would not meet California private insurance reserve standards, reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 1998, should maintain a positive balance over the long term.

Mortgages and Deeds. Certain debt obligations in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations in the Fundmay be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article

XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake case.

In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App. 4th 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App. 1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4th 809 (2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition  218.  On  November  5,  1996,  the  voters  of the  State  approved
Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to
Article II, section 9 of the California Constitution. Following Guardino, in this regard, the court held that these "balloting procedures" were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

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                                       19
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New York Fund


New York Fund seeks a high level of current income exempt from federal income taxes and, New York State and New York City personal income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Fund's Advisor, provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.

In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives.

Portfolio Maturity. There are market and investment risks with any security and a Fund's return and net asset value will fluctuate over time. Normally, the value of a Fund's investments varies inversely with changes in interest rates. There can be no assurance that the objective of any Fund will be achieved.

The maturity of a security held by a Fund will generally be considered to be the time remaining until repayment of the principal amount of such security, except that a security will be treated as having a maturity earlier than its stated maturity date if it has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of the Fund's Advisor, will result in the security being valued in the market as though it has the earlier maturity. Intermediate-term securities generally are more stable and less susceptible to changes in market value than longer-term securities although they in most cases offer lower yields than securities with longer maturities. A Fund may take full advantage of the entire range of maturities of Municipal Securities and may adjust the average maturity of its investments from time to time, depending on the Advisor's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. However, it is anticipated that, under normal market conditions, each such Fund will invest primarily in long-term Municipal Securities. A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, a Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities in anticipation of a decline in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should a Fund deem it desirable to purchase or sell securities.

As described in the New York Fund's prospectus, the Fund will invest in bonds issued by the State of New York or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

Special Considerations Relating to New York Municipal Obligations


                                       21
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

Some of the  significant  financial  considerations  relating  to the  New  York
Tax-Free Income Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The State of New York's current fiscal year began on April 1, 2001 and ends on March 31, 2002. The most recent published update to the Annual Information Statement was November 8, 2001. The Division of the Budget (DOB) cautions that the estimates in this update to the Annual Information Statement related to the World Trade Center disaster are preliminary and subject to significant revisions as more information becomes known. The State of New York will continue to revise its current spending and revenue estimates in future Financial Plan Updates as the fiscal and economic impact of the attacks becomes clearer.

Recent Events. DOB expects the terrorist attacks of September 11, 2001 will depress, at least temporarily, the expected growth in State tax receipts. DOB projects that the loss of State tax receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion in the next fiscal year as a result of disruptions to business activity and tax payment processes. DOB has assumed a projected revenue loss in the current fiscal year at $1.63 billion, which is offset in part by Legislative actions in October 2001 that provided $114 million in additional revenues and $20 million in expenditure savings. The Governor of New York (the "Governor") has outlined a plan to reduce projected State spending by at least $3 billion in the next eighteen months by imposing a strict hiring freeze, offering incentives for early retirement, refinancing certain State debt obligations, and cutting non-essential State expenditures. However, the Financial Plan described below does not yet reflect any savings anticipated in the current year from these actions. Accordingly, the State will draw upon $1.50 billion of existing General Fund reserves to cover the projected current-year shortfall in revenues. As such reserves are used, the General Fund closing balance will decrease and such reserves will be unavailable to guard against financial plan risks in future fiscal years.

The lower revenue projections are based on a revised economic forecast that projects (a) dramatic losses in income earned by financial sector employees, (b) the relocation and loss of over 100,000 high-paying jobs out of New York, (c) significant advertising losses for media companies based in New York City, (d) a prolonged loss of up to half of tourist dollars spent in the City, and (e) a national economy in recession. Prior to the World Trade Center disaster, DOB projected total General Fund tax receipts of almost $39 billion in fiscal year 2001-02. If receipts were to fall by $3 billion in fiscal year 2001-02 and $6 billion in fiscal year 2002-03 as a consequence of the World Trade Center attacks (the upper limit of the current estimate), it would represent a decline in tax revenues of 7.4 percent and 15 percent, respectively, compared the pre-September 11th forecast.

The State and City are requesting federal aid to help respond to the World Trade Center disaster, including: $12 billion in aid to compensate for the projected loss of City and State tax revenues that is expected to result from the attacks; $34 billion (less insurance in direct assistance for disaster recovery, debris removal, infrastructure rebuilding, and related activities at the World Trade Center site; and $8 billion to stimulate the State economy and provide essential services in the wake of the attacks. Assistance in the latter category would include grants and tax incentives to build in lower Manhattan and retain employees in the State; federal aid for costs of health coverage, unemployment insurance, and workers' compensation; and funding for various State transportation projects. On November 2, 2001, the federal government made available $700 million in community development block grant funds to assist New York City businesses affected by the disaster and to stimulate economic activity.

On October 24, 2001, the State enacted legislation that is intended to bolster the State's economy, create jobs, maintain essential services, and help begin to meet the fiscal challenges resulting from the terrorist attacks.

In addition, the October legislation included new gaming measures to help stimulate the economy and reduce the fiscal impact on the State and local governments of the national economic decline. These new measures are expected to generate revenues starting no sooner than fiscal year 2002-2003 and include authorization to build up to six new casinos on Native American lands, to install video lottery terminals at several New York racetracks, to allow New York to participate in a multi-State lottery game, and to issue bonds under a new, lower-cost, revenue bond financing structure. No revenue from these new measures is expected within the current fiscal year.

The State plans to take the actions necessary to maintain budget balance during the 2001-02 fiscal year. The State Constitution requires the Governor to submit a balanced budget and cash-basis Financial Plan for 2002-03 with the Executive Budget. The State does not believe the terrorist attacks or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.

The ramifications of the terrorist attack in New York raise many complex issues related to State finances. DOB expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of federal aid and other assistance, the State enacted $5.5 billion in appropriations on September 13, 2001. It has also authorized $2.5 billion in additional bonding authority for the New York City Transitional Finance Authority (TFA) to fund City costs related to or arising from the terrorist attack.

The terrorist attack in New York City may have materially adverse consequences for the State, but at this time it is not possible to provide a definitive assessment. It is expected that a number of economic sectors that generate State tax revenues will be disrupted temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the 2001-02 Financial Plan and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001, which is likely to be exacerbated by the terrorist attacks. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and are likely to fall substantially below earlier expectations.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

The United States Congress is currently contemplating an economic stimulus package. If enacted, certain components of the package may adversely affect State tax revenues. The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

The DOB expects to revise its projections of receipts and disbursements relating to the 2001-02 Financial Plan as the impact of the terrorist attack in New York becomes clearer. Actual results, therefore, could differ materially and adversely from the projections set forth in this update to the Annual Information Statement. In the past, the State has taken management actions to address potential financial plan shortfalls, and has begun to take similar actions now to avoid adverse variances in its projections for the current fiscal year.

State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

The cataclysmic events of September 11 have had a substantial negative impact on the New York City, State, and national economies. DOB now believes that the U.S. economy is in recession and will be through early 2002. As the epicenter of the September 11 attacks, the New York State economy is bearing the brunt of the consequent employment losses.

DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to grow a modest 0.4 percent for 2001 and decline 1.2 percent for 2002.

DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. The decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth 2.8 percent for 2001, followed by growth of 1.3 percent for 2002.

The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

State Budget. The State Constitution requires the Governor to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99 and 1999-2000). The 2001-02 Executive Budget, as amended, projected budget gaps of $2.49 billion in 2002-03. DOB's current analysis suggests that this gap may increase by $2 billion to $6 billion as a result of the terrorist attacks. The current analysis does not reflect the impact of actions proposed by the Governor, including a hiring freeze, early retirement incentives, and other measures, that are intended to save $3 billion over the next eighteen months.

The State ended its 2000-2001 fiscal year on March 31, 2001 with an available cash surplus of $2.73 billion in the General Fund as reported by DOB. Of this balance, $80 million from the surplus was deposited into the State's Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). The Governor has proposed setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

The 2001-02 Financial Plan projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.09 billion, an increase of $2.21 billion, over 2000-01. The World Trade Center disaster is expected to have a profoundly negative impact on the New York economy which will result in a significant, previously unanticipated drain on tax receipts of $1.63 billion. This loss is partially offset by legislative action in October to eliminate the negative impact on



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receipts from the Tennessee Gas Pipeline court case. General Fund disbursements, including transfers to other funds, are projected to grow to $41.97 billion, an increase of $2.28 billion over 2000-01. Spending from all Governmental Funds is expected to increase by $4.52 billion to $84.27 billion.

Growth in spending occurs throughout the 2001-02 Financial Plan, with education programs receiving the largest share of increased funding. School aid will grow by $979 million or 8.5 percent over the prior year (on a State fiscal year basis). Outside of education, the largest growth in spending is for Medicaid ($398 million). All other spending grows by $504 million over 2000-01 levels.

The 2001-02 Financial Plan projects a closing balance in the General Fund of $1.22 billion, comprised of $1.48 billion in new reserve for economic uncertainties; $19 million in undesignated reserves to cover projected revenue short falls in fiscal year 2001-02 related to the World Trade Center attacks; $627 million in the Tax Stabilization Reserve Fund ("TSRF"); $281 million in undesignated reserves; $151 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks); $142 million in the Community Projects Fund ("CPF") (which finances legislative initiatives); and $14 million in the Universal Pre-Kindergarten Fund.

For the 2000-01 fiscal year, the closing balance in the General Fund was $1.10 billion. This closing balance is comprised of $627 million in TSRF (after an $80 million deposit in 2000-01); $150 million in CRF; $292 million in the CPF; and $29 million in the Universal Pre-Kindergarten Fund. In addition to the $1.10 billion balance in the General Fund, the State had $3.52 billion in the tax refund reserve account at the end of 2000-01. The closing balance excludes a $1.2 billion for reserve in the School Tax Relief (STAR) Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (?DRRF?).

Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The State's projected levels of debt issuances and debt service costs for 2000-01 and 2001-02 are well below the debt caps and limitations imposed by the Debt Reform Act.

Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

The 2000-01 Financial Plan reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State's Financial Plans forecasts. Merging and downsizing by



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

firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

An ongoing risk to the 2001-02 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contained projected reserves of $150 million in 2001-02 for such events, but assumed no significant federal disallowances or other federal actions that could affect State finances.

The Health Care Financing Administration issued a final rule on January 12, 2001 that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit methodology. It is anticipated that the implementation of this rule would require the State to phase-out most of its nursing home Intergovernmental Transfer payments over a five-year period beginning in fiscal year 2002-03. Upon full implementation of this rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

The State's Financial Plans assume the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

The State's historical financial results for the 1999-2000 are as follows. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public



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

authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (8) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor (This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year).

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 Financial Plan. The State believes that the proposed 2001-02 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2001-02 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2001-02 Financial Plan resources available for



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

the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 Financial Plan.

Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

On November 23, 1998, the attorneys  general for forty-six states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. Continuing recovery, cleanup and repair efforts following the September 11 attack on the World Trade Center will result in substantial expenditures for New York City (the "City"). The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which is for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. As of October 24, 2001, the President had released about $2.5 billion of emergency funds for the City and the State, including $2 billion for emergency response and debris removal, and has submitted legislation to Congress for an additional $6.3 billion of emergency funds for the City and the State, including $2.1 billion for debris removal, $1.75 billion for subway and road repair, and $1 billion for building repairs. The amount of City costs resulting from the September 11 attack is expected



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

to substantially exceed the amount of federal aid and State resources that, as of October 24, 2001, have been identified by the federal and State governments as available for these purposes. The City has preliminarily estimated that expenditures related to the September 11 attack will be $11.41 billion for: the police, fire and sanitation department and other agencies; anti-terrorist preparedness; emergency construction contracts for demolition, debris removal, stabilization and remediation of the World Trade Center site; business retention and rebuilding; and reconstruction initiative and other City costs. The State and the City are seeking up to $54 billion of federal resources to compensate for expenditures related to the September 11 attack, to provide for essential services and to stimulate the State economy. The State and City request includes $34 billion (less insurance) for rebuilding infrastructure, disaster recovery and debris removal and related activities at the World Trade Center site and additional amounts to provide essential services and to stimulate the State economy, including grants and tax incentives to build in lower Manhattan and retain employees in the State, federal aid for costs of health coverage, unemployment insurance and worker's compensation and funding for various State transportation projects.

Prior to the events of September 11, the national and local economic had been weakening, reflecting lower business investment, increased unemployment and, recently a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased substantially the risk of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from federal, State, City and other sources which will be required.

The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including



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

(but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. However, the national economy began to slow in late 2000, and the City's economy has slowed somewhat in 2001. In addition, Wall Street profitability in 2001 is projected to be below the record level set in 2000, and the City enacted additional tax reductions. Thus, the City's revenue is expected to decline during its 2001-02 fiscal year.

Based on preliminary estimates released October 9, 2001, which are subject to revision as additional information becomes available, the City's Office of Management and Budget has prepared a preliminary update to the Financial Plan for fiscal year 2002 to reflect developments since the publication of the Financial plan on June 13, 2001. The June 2001 Financial Plan projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in 2003, $2.6 billion in 2003, and $2.2 billion in 2005. The Preliminary Update projects a possible budget gap of $1.63 billion for fiscal year 2002, which reflects, among other things, preliminary projected tax revenue shortfalls, as a result of the September 11 attack, totaling $1 billion. The Preliminary 2002 Update also sets forth gap-closing actions totaling $1.63 billion for fiscal year 2002, which includes the Mayor setting aside $1 billion from the City's expense budget as a reserve, which will not be available for agency spending.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2004-05.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's



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

financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.


Massachusetts Fund

Massachusetts Fund seeks income that is exempt from Massachusetts personal and regular federal income taxes. The Fund pursues its objective by investing at least 80% of its net assets in securities of Massachusetts municipalities and in other securities that are commonly considered to have similar tax status. In pursuit of its objective, the Fund expects to invest principally in Massachusetts municipal securities that are rated A or better by Moody's, S&P or Fitch. There can be no assurance that the objective of the Fund will be achieved or that all income to shareholders which is exempt from regular federal income taxes will be exempt from state income or local taxes or that income exempt from regular federal income tax will be exempt from the federal alternative minimum tax.

The Fund's portfolio consists primarily of obligations issued by municipalities located in the Commonwealth of Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to Massachusetts residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from Massachusetts state personal income as well as regular federal income taxes. Because the Fund is intended for investors subject to Massachusetts personal income tax and federal income tax it may not be appropriate for all investors and is not available in all states. As described below in "Scudder Massachusetts Tax-Free Fund's Investments," the Fund may also invest in taxable obligations.

Normally, at least 75% of the municipal securities purchased by the Fund will be investment-grade quality which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch, or if unrated, judged by the Advisor, to be of equivalent quality.

The Fund may invest up to 25% of its total assets in fixed-income securities rated below investment-grade; that is, rated below Baa by Moody's or below BBB by S&P or Fitch, or in unrated securities of equivalent quality as determined by the Advisor. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent.

It is a fundamental policy, that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), that at least 80% of the net assets of the Fund will be normally invested in municipal securities of issuers located in Massachusetts and other qualifying issuers including Puerto Rico, the U.S. Virgin Islands and Guam ("Massachusetts municipal securities") under normal market conditions. The Fund generally will invest in those Massachusetts municipal securities the income from which is, in the opinion of bond counsel rendered on the date of issuance, exempt from both Massachusetts personal income tax and regular federal income tax. These securities include municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which may be issued to finance projects owned or used by either private or public entities and which include bonds issued to finance industrial enterprises and pollution control facilities.

The Fund may invest in other municipal securities such as variable rate demand instruments, as well as municipal notes of issuers located in Massachusetts and other qualifying issuers, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax.

Under normal market conditions, the Fund expects 100% of its portfolio securities to consist of Massachusetts municipal securities. However, if defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized.

The Fund may temporarily invest more than 20% of its net assets in taxable securities during periods which, in the Advisor's opinion, require a defensive position. It is impossible to accurately predict how long such alternative strategies may be utilized.

The Fund may also invest up to 20% of its net assets in municipal securities the interest income from which is taxable or subject to the alternative minimum tax ("AMT bonds"). Normally, at least 80% of the Fund's net assets will be invested in securities whose interest income is not treated as a tax preference item under the individual alternative minimum tax. Fund distributions from interest on certain municipal securities subject to the alternative minimum tax, such as private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon your state and local tax laws.

The Fund may invest in third party puts, and when-issued or forward delivery securities, which may involve certain expenses and risks, including credit risks. The Fund may also enter into repurchase agreements, reverse repurchase agreements and stand-by commitments which may involve certain expenses and risks, including credit risks. None of these securities and techniques is expected to comprise a major portion of the Fund's investments. In addition, the Fund may purchase indexed securities and may engage in strategic transactions.

The Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Advisor, subject to the Trustees' supervision, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term.

Furthermore, all of the Fund's portfolio obligations, including short-term obligations, will be (a) rated at the time of purchase within the six highest grades assigned by Moody's, S&P or Fitch, (b) if not rated, judged at the time of purchase by the Advisor, to be of a quality comparable to the six highest ratings of Moody's, S&P or Fitch and to be readily marketable, or (c) issued or guaranteed by the U.S. Government. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

During the fiscal year ended March 31, 2001, based upon the dollar-weighted average ratings of the portfolio holdings at the end of each month during that period, the Fund had the following percentage of its net assets invested in debt securities rated below investment-grade (or if unrated, considered by the Advisor to be equivalent to rated securities): 1% CCC and 5% unrated.

High Quality Bonds

High quality bonds, those within the two highest of the quality rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium-grade bonds are considered to have speculative characteristics. While some lower-grade bonds (so-called "junk bonds") have produced higher yields in the past than investment-grade bonds, they are considered to be predominantly speculative and, therefore, carry greater risk.

The Fund's investments must also meet credit standards applied by the Advisor. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

Municipal Obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. Interest on municipal obligations issued by Massachusetts issuers is generally exempt from Massachusetts personal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

1. Municipal Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, such financing provides for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

2. Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Industrial development and pollution control bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's current intention not to invest in municipal securities whose investment income is taxable or subject to the Fund's 20% limitation on investing in AMT bonds. For the purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

3. Other Municipal Obligations. There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

The Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation,
(2) as needed to provide liquidity to a Fund, or (3) to maintain an investment grade investment portfolio. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that the Fund may purchase are payable on demand on not more than thirty calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will determine the variable rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Advisor may determine that an unrated variable rate demand instrument meets the Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the Fund. The Advisor will reevaluate each unrated variable rate demand instrument held by the Fund on a quarterly basis to determine whether it continues to meet the Fund's quality criteria.

The value of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should minimize changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with the comparable portfolio of fixed income securities. The Fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instrument held by the Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

4. General Considerations. An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as either Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

Obligations purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable contained in the Fund's investment restrictions. The Advisor determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. In addition, Stand-by Commitments and demand obligations also enhance marketability.

For the purpose of the Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

The Fund expects that it will not invest more than 25% of its total assets in municipal obligations the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Fund may invest more than 25% of its total assets in municipal obligations of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations, rather than factors affecting all, or broad classes of, municipal obligations.

The Fund may invest up to 25% of its total assets in fixed-income securities rated below investment grade, that is, below Baa by Moody's, or below BBB by S&P or Fitch, or in unrated securities considered to be of equivalent quality. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent. Securities rated below BBB are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher-quality fixed-income securities. In addition, the trading market for these securities is generally less liquid than for higher-rated securities and the Funds may have difficulty disposing of these securities at the time they wish to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their portfolios and calculating their net asset values.

Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such a period, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

It is expected that a significant portion of the junk bonds acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Management Strategies

In pursuit of its investment objective, the Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield, and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Advisor, subject to the Trustees' review, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term. The primary strategies employed in the management of the Fund's portfolio are:

Emphasis on Credit Analysis. As indicated above, the Fund's portfolio will be invested in municipal obligations rated within, or judged by the Fund's Advisor to be of a quality comparable to, the six highest quality ratings categories of Moody's, S&P or Fitch, or in U.S. Government obligations. The ratings assigned by Moody's, S&P or Fitch represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and are not absolute standards of quality. Furthermore, even within this segment of the municipal obligation market, relative credit standing and market perceptions thereof may shift. Therefore, the Advisor believes that it should review continuously the quality of municipal obligations.

The Advisor has over many years developed an experienced staff to assign its own quality ratings which are considered in making value judgments and in arriving at purchase or sale decisions. Through the discipline of this procedure the Advisor attempts to discern variations in credit ratings of the published services and to anticipate changes in credit ratings.

Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal obligations of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Advisor's expectations of changes therein. To the extent that a Fund invests in short-term maturities, capital volatility will be reduced.

Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal obligations of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These disparities in yield relationships may afford opportunities to implement a flexible policy of trading the Fund's holdings in order to invest in more attractive market sectors or specific issues.

Market Trading Opportunities. In pursuit of the above the Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Advisor believes that such transactions, net of costs, would further the attainment of a Fund's objective. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that a Fund will be able to take advantage of them. The Fund will limit its voluntary short-term trading to the extent such limitation is necessary for it to qualify as a "regulated investment company" under the Internal Revenue Code.

Special Considerations

Income Level and Credit Risk. Yield on municipal obligations depends on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Because the Fund holds primarily investment grade municipal obligations, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities; investment grade securities, however, may include securities with some speculative characteristics. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy laws, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. The Fund may invest in municipal securities rated B by S&P, Fitch or Moody's although it intends to invest principally in securities rated in higher grades. Although the Fund's quality standards are designed to reduce the credit risk of investing in the Fund, that risk cannot be entirely eliminated. Shares of a Fund are not insured by any agency of Massachusetts or of the U.S. Government.

The following information as to certain Massachusetts risk factors is given to investors in view of the Fund's policy of concentrating its investments in Massachusetts issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers and other sources believed to be reliable. No independent verification has been made of the following information.

The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments of Massachusetts issuers. In 1989, Massachusetts experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates in Massachusetts. All sectors of the economy experienced job losses, including high technology, construction and financial industries. In addition, the economy experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. Massachusetts has shifted to a more service-oriented economy faster than the nation as a whole over the past ten years. The unemployment rate for the Commonwealth for 1996 was 4.3%; it fell to 4.0% in 1997, 3.3% in 1998 and 3.1% in 1999. The national unemployment rate was 5.4% in 1996, 4.9% in 1997, 4.5% in 1998 and 4.2% in 1999. During the 1989 to
1991 recession, real income levels declined in Massachusetts. Since 1991, however, real personal per capita income levels in Massachusetts generally have increased faster than the national average. Massachusetts had the third highest level of per capital personal income in the United States in 1995 and 1997.

State Economy. Throughout much of the 1980s, the Commonwealth had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. Economic growth in the Commonwealth slowed in the late 1980s and early 1990s but outpaced that of the nation as a whole in 1997 and 1998. Current economic indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. The unemployment rate for the Commonwealth as of November 1999 was 3.2% compared to a national rate of 4.1%. The unemployment rate is expected to average approximately 3.0% through fiscal 2000 and to remain near that level in fiscal 2001. In addition, employment in manufacturing increased by almost 2% in 1997, and another 2.2% in 1998. Per capita personal income has shown growth rates of 6.2% in 1996, 6.0% in 1997, 5.1% in 1998 and 5.4% in 1999.

Major infrastructure projects are anticipated in the Commonwealth over the next several years. It is currently anticipated that the federal government will assume responsibility for approximately $7.049 billion of the estimated $13.513 billion cost of projects including the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The current estimated date of completion of this project is 2004. In 1997, a law was passed authorizing the Commonwealth to spend up to $609 million for the design and construction of a new convention facility in South Boston. At the same time, $49.5 million was authorized for the expansion and renovation of the Springfield Civic Center, and $19 million was reimbursed to the City of Worcester for construction of a new convention center. Revenue bonds used to finance these three facilities will be paid from various parking receipts, car rental surcharges, hotel taxes and sales taxes in business located in and around the facilities.

The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. The Commonwealth funds several other authorities in part or in whole and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.

Commonwealth spending exceeded revenues in each of the five fiscal years commencing fiscal 1987. In particular, from 1987 to 1990, spending in five major expenditure categories (Medicaid, debt service, public assistance, group health insurance and transit subsidies) grew at rates in excess of the rate of inflation for the comparable period. In addition, the Commonwealth's tax revenues during this period repeatedly failed to meet official forecasts. For the budgeted funds, operating losses in fiscal 1987 and 1988, of $349 million and $370 million, respectively, were covered by surpluses carried forward from prior years. The operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.251 billion, respectively, were covered primarily through deficit borrowings. During that period, operating fund balances declined from a budget surplus of $1.072 billion in fiscal 1987 to a deficit of $1.104 billion for the fiscal year ending 1990.

For the fiscal year ended June 30, 1991, total operating revenues of the Commonwealth increased by 13.5% over the prior year, to $13.878 billion. This increase was due chiefly to state tax increases enacted in July 1990 and to a substantial federal reimbursement for uncompensated patient care under the Medicaid program. 1991 expenditures also increased over the prior year to $13.899 billion resulting in an operating loss in the amount of $21.2 million. However, after applying the opening fund balances created from proceeds of the borrowing that financed the fiscal 1990 deficit, no deficit borrowing was required to close-out fiscal 1991.

For the fiscal year ended June 30, 1992, the budgeted operating funds ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million and with a surplus of $549.4 million, when such excess is added to the fund balances carried forward from fiscal 1991.

The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to 1993, while tax revenues increased by 4.7% for the same period. In July 1992, tax revenues had been estimated to be approximately $9.685 billion for fiscal 1993. This amount was subsequently revised during fiscal 1993 to $9.940 billion.

Commonwealth budgeted expenditures and other uses in fiscal 1993 totaled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures.

For the fiscal year ended June 30, 1993, after payment of all Local Aid and retirement of short-term debt, the Commonwealth showed a year-end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million.

The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $15.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.

Commonwealth budgeted expenditures and other uses in fiscal 1994 totaled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

For the fiscal year ended June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

Fiscal 1995 tax revenue collections totaled $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, and approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues collected in fiscal 1995 totaled $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

The Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $446.4 million resulting in aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.173 billion. Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.327 billion, including tax revenues of approximately $12.049 billion, approximately $365 million higher than prior official estimate in May, 1996. Budgeted revenues and other sources increased by approximately 5.7% from fiscal 1995 to fiscal 1996, while tax revenues increased by approximately 7.9% for the same period. Income tax withholding payments increased by approximately 8.0% from fiscal 1995, and total income tax collections by approximately 12.3%. Budgeted expenditures and other uses in fiscal 1996 totaled approximately $16.896 billion, an increase of approximately $645.7 million, or 4.0%, over fiscal 1995.

The fiscal 1996 year-end transfer to the Stabilization Fund amounted to approximately $179.4 million, bringing the Stabilization Fund balance to approximately $627.1 million, which exceeded the amount that can remain in the Stabilization Fund by law, $543.3 million. In fiscal 1997, the statutory ceiling on the Stabilization Fund was raised from 5% of total tax revenues to 5% of total budgetary revenues. At the end of fiscal 1997, the Stabilization Fund's balance was $799.3 million. Under state finance law, year-end surplus amounts (as defined in the law) in excess of the amount that can remain in the Stabilization Fund are transferred to the Tax Reduction Fund, to be applied, subject to legislative appropriation, to the reduction of personal income taxes.

The budgeted operating funds of the Commonwealth ended fiscal 1997 with a surplus of revenues and other sources over expenditures and other uses of $221.0 million and aggregate ending fund balances in the budgeted operating funds of the

Commonwealth of approximately $1.394 billion. Budgeted revenues and other sources for fiscal 1997 totaled approximately $18.170 billion, including tax revenues of $12.864 billion, an increase of approximately 6.8% over fiscal 1996. Commonwealth budgeted expenditures and other uses in fiscal 1997 totaled $17.949 billion. At the end of fiscal 1997, the Commonwealth showed a year-end cash position of approximately $902.0 million, which did not include the aforementioned Stabilization Fund ending balance of $799.3 million.

The budgeted operating funds of the Commonwealth ended fiscal 1998 with a surplus of revenues and other sources over expenditures and other uses of $798.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.192 billion. Budgeted revenues and other sources for fiscal 1998 totaled approximately $19.8 billion, including tax revenues of $14.026 billion. Commonwealth budgeted expenditures and other uses in fiscal 1998 totaled $19.002 billion. At the end of fiscal 1998, the Commonwealth showed a year-end cash position of approximately $1.579 billion, which did not include the Stabilization Fund's ending balance of $1.140 billion.

According to the statutory basis of accounting, the Commonwealth's budgeted fund's balance at the close of fiscal 1999 was $2.112 billion, which did not include the Stabilization Fund's ending balance of almost $11.4 billion. The Stabilization Fund's balance ranks among the five largest in the nation.

Beginning in 1989, S&P and Moody's lowered their ratings of the Commonwealth's general obligation bonds from AA+ and Aa, respectively, to BBB and Baa, respectively. In March 1992, S&P placed the Commonwealth's general obligation and related guaranteed bond ratings on CreditWatch with positive implications, citing such factors as continued progress towards balanced financial operations and reduced short-term borrowing as the basis for the positive forecast. In January 2000, the Commonwealth's bonds were rated Aa2 by Moody's, AA- by S&P and Fitch. From time to time, the rating agencies may further change their ratings.

State Budget. The fiscal 2000 budget contained tax cuts with an aggregate fiscal cost of approximately $135 million, including a proposal to cut the tax rate on earned and unearned income from 5.95% to 5.00% over three years. Budgeted revenues and other sources to be collected in fiscal 2000 totaled $21.315 billion. This amount includes fiscal 2000 tax revenues of $14.459 billion. Collections through December 1999 totaled $7.03 billion, up 4.9% or $330 million, from the same period in fiscal 1999.

Fiscal 2000 non-tax revenues are projected to total $5.782 billion, an increase of approximately 2.6% over fiscal 1999 non-tax revenues after adjusting for the shifts to and from certain non-budgeted items. Federal reimbursements increased by more than $160 million, from $3.441 billion in fiscal 1999 to $3.606 billion in fiscal 2000.

On January 26, 2000 the Governor submitted the proposed budget for the 2001 fiscal year. Budgeted revenues and other sources to be collected in fiscal 2001 are estimated by the Executive Office for Administration and Finance to be approximately $21.315 billion. This amount includes estimated fiscal 2001 revenues of $14.903 billion, a decrease of $385 million from projected Fiscal Year 2000 levels. This projection incorporates proposed tax cuts of $135 million.

Fiscal 2001 non-tax revenues are projected to total approximately $6.412 billion, approximately $340 million more than fiscal 2000 non-tax revenues after adjusting for the shifts to and from certain non-budgeted items. Federal reimbursements increase by approximately $202 million, from approximately $3.606 billion in fiscal 2000 to $3.808 billion in fiscal 2001. The fiscal 2001 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured.

Debt Limits and Outstanding Debt. Growth of tax revenues in the Commonwealth is limited by law. Tax revenues in each of fiscal years 1988 to 1992 were lower than the limits set by law. In addition, during each of the fiscal years 1989 through 1991, the official tax revenue forecasts made at the beginning of the year proved to be substantially more optimistic than the actual results. The fiscal 1992 budget initially was based on the joint revenue estimate of $8.292 billion, a 7% decrease from 1991, while actual tax revenues were $9.484 billion, a 5.4% increase over fiscal 1991. The fiscal 1993 budget initially was based on the joint revenue estimate of $9.685 billion, an increase of 2.1% over 1992. The actual 1993 tax revenues were $9.930 billion, a 4.7% increase over 1992. On May 13, 1993, the tax revenue forecast of the Chairpersons of the House and Senate Ways and Means Committees and the Secretary for Administration and Finance for fiscal 1994 was $10.540 billion, an increase of 6.1% over 1993. Actual fiscal 1994 tax revenues were $10.607 billion, a 6.8% increase over fiscal 1993.

In May 1994, the Chairpersons of the House and Senate Ways and Means Committees and the Secretary for Administration and Finance jointly endorsed an estimate of tax revenues for fiscal 1994 of $11.328 billion, an increase of $634 million, or 5.9%, from then expected tax revenues for fiscal 1994 of $10.694 billion. The fiscal 1995 budget was based upon this tax revenue estimate, less $19.3 million of tax cuts signed by the Governor in the fiscal 1995 budget. Fiscal 1995 tax revenue collections were approximately $11.163 billion. Fiscal 1996 tax revenue collections were $12.049 billion. Fiscal 1997 tax revenue collections were $12.864 billion. Fiscal 1998 tax revenue collections were $14.026 billion. Fiscal Year 1999 tax revenue collections were $14.292 billion. For Fiscal Year 2000, tax revenue collections were $7.03 billion through December 1999 and are expected to total $15.288 billion. Fiscal 2001 tax collections are projected to total $14.903 billion.

Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth may have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for payment of principal of and interest on general obligation debt of the Commonwealth was limited to 10 percent of such appropriation. Bonds in the aggregate principal amount of $1.399 billion issued in October and December, 1990, under Chapter 151 of the Acts of 1990 to meet the fiscal 1990 deficit are excluded from the computation of these limitations, and principal of and interest on such bonds are to be repaid from up to 15% of the Commonwealth's income receipts and tax receipts in each year that such principal or interest is payable.

Furthermore, certain of the Commonwealth's cities and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. For example, due in large part to prior year cutbacks, the City of Chelsea was forced into receivership in September 1991. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

The Commonwealth currently has two types of bonds and notes outstanding: general obligation debt and special obligation debt. Special obligation revenue debt consists of special obligation revenue bonds ("Special Obligation Bonds") issued under Section 20 of Chapter 29 of the Massachusetts General Laws (the "Special Obligation Act") which may be secured by all or a portion of the revenues credited to the Commonwealth's Highway Fund. The Commonwealth has issued Special Obligation Bonds secured by a pledge of 6.86 cents of the Commonwealth's 21-cent gasoline tax. Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt; (b) Commonwealth-guaranteed debt; or
(c) indirect obligations. Indirect obligations consist of (i) obligations of the Commonwealth to fund capital reserve funds pledged to certain Massachusetts Housing Finance Agency bonds, (ii) the obligation of the Commonwealth, acting through the Higher Education Coordinating Council ("HECC"), to fund debt service, solely from moneys otherwise appropriated to HECC, on certain community college program bonds issued by the Massachusetts Health and Educational Facilities Authority, (iii) the obligation of the Commonwealth, acting through the Executive Office of Public Safety ("EOPS"), to fund debt service from amounts appropriated by the Legislature to EOPS, on certificates of participation issued to finance the new Plymouth County Correctional Facility, and (iv) the obligation of the Commonwealth to make lease payments from amounts appropriated by the Legislature with respect to the Massachusetts Information Technology Center in the city of Chelsea, Massachusetts. In addition, the Commonwealth has liabilities under certain tax-exempt capital leases. Commonwealth-guaranteed debt consists of certain liabilities arising out of the Commonwealth's guarantees of the bonds of the two higher education building authorities and certain bond anticipation notes of the Massachusetts Turnpike Authority. Commonwealth-supported debt arises from statutory requirements from payments by the Commonwealth with respect to debt service of the Massachusetts Bay Transportation Authority (including the Boston Metropolitan District), the Massachusetts Convention Center Authority, the Massachusetts Government Land Bank, the Steamship Authority and certain regional transit authorities. Hence, the Commonwealth's fiscal condition could adversely affect the market values and marketability of, or result in default in payment on, obligations of certain authorities and agencies.

Local Governments. Proposition 2 1/2, an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, constrains levels of property taxation and limits the charges and fees imposed on cities and towns by certain governmental entities, including county governments. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. While many communities have responded to the limits of Proposition

2 1/2 through statutorily permitted overrides and exclusions (such as exclusion of debt service on specific bonds and notes), Proposition 2 1/2 has and will continue to restrain significantly the ability of cities and towns to pay for local services, including certain debt service. To mitigate the impact of Proposition 2 1/2 on local programs and services since 1980, the Commonwealth has increased payments to its cities, towns and regional school districts.

A statute adopted by voter initiative petition in November, 1990, regulates the distribution of Local Aid to cities and towns. Direct Local Aid decreased from $2.937 billion in fiscal 1990 to $2.360 billion in fiscal 1992; increased to $2.547 billion in fiscal 1993 and increased to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct Local Aid were $2.976 billion. Fiscal 1996 expenditures for direct Local Aid were $3.246 billion. Fiscal 1997 expenditures for direct Local Aid were $3.534 billion, which is approximately 8.87% above fiscal 1996 level. Fiscal 1998 expenditures for direct Local Aid were $3.904 billion. The estimated local aid spending for fiscal 1999 was $4.218 billion. It is estimated that fiscal 2000 expenditures will total $4.456 billion and that fiscal 2001 expenditures will total $4.8 billion. Under the November, 1990 law, new Local Aid distribution formulas would have called for a substantial increase in direct Local Aid in fiscal 1992, and would call for such an increase in fiscal 1993 and in subsequent years. Local Aid payments explicitly remain subject to annual appropriation, and since the enactment of the law, appropriations for Local Aid did not meet the levels set forth in the initiative law. Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities.

Medicaid. The Medicaid program provides health care to low-income children and families, the disabled and the elderly. The program, which is administered by the Division of Medical Assistance (an agency within the Executive Office of Health and Human Services), is 50% funded by federal reimbursements.

During  fiscal  years 1993,  1994,  1995,  1996,  1997,  1998 and 1999  Medicaid
expenditures were $3.151 billion, $3.313 billion, $3.398 billion, $3.416 billion, $3.456, $3.666 and $3.856 billion, respectively. The average annual growth rate from fiscal 1995 to fiscal 1999 was 3.3%. There was a 6.1% increase from fiscal 1997 to fiscal 1998, a 5.2% increase from fiscal 1998 to fiscal 1999, and a projected increase of 6.1% from fiscal 1999 to fiscal 2000. The Executive Office for Administration and Finance estimates that fiscal 2000 Medicaid expenditures will be approximately $4.092 billion. The recent growth is due to health care reform to expand healthcare coverage.

Fiscal 1999 was projected by the Executive Office for Administration and Finance to be the sixth year with no need for supplemental Medicaid appropriations for current year expenses. Decreased reliance on supplemental appropriations reflects an effective management of Medicaid expenditures by the Commonwealth. Prior to fiscal 1994, substantial Medicaid expenditures were provided through supplemental appropriations because program requirements consistently exceeded initial appropriations. In addition, substantial amounts have been required to cover retroactive settlement of provider payments. Medicaid expenditures for fiscal 1992 of $2.818 billion included $50.0 million for prior year provider settlements. Fiscal 1994 and fiscal 1995 Medicaid expenditures included a total of approximately $123.0 million in retroactive rate settlements funded through the final fiscal 1994 supplemental budget to pay pre-1992 liabilities to hospitals and nursing homes. Fiscal 1996 expenditures included $9.4 million for final settlement of these hospital and nursing home liabilities.

Pensions. The Commonwealth is responsible for the payment of pension benefits for state employees and school teachers throughout the state and for the cost-of-living increases payable to local government retirees. In 1988, the Commonwealth adopted a funding schedule under which it is required to fund future pension liabilities currently and to amortize the accumulated unfunded liabilities over 40 years. Since the adoption of this schedule, the amount of the unfunded liability has been reduced significantly. Total pension expenditures increased at an average annual rate of 8% per year, rising from $751.5 million in fiscal 1992 to $1.005 billion in fiscal 1996. In fiscal 1996, a number of reform measures affecting pensions were enacted into law. Among the most notable were a measure consolidating the assets of the state employees' and teachers' retirement systems into a single investment fund and another that will reform the disability pension system. In fiscal 1998, the pension expenditure was $1.064 billion, a decrease of 4.0% over fiscal 1997 costs of $1.069 billion. Fiscal 1999 showed a further decrease of $93.88 million and $910 million is budgeted for fiscal 2000. $922 million is expected to be budgeted for fiscal 2001.

Specialized Investment Techniques of the Funds

Advance Refunded Bonds. California Fund and New York Fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase Municipal Securities that have been refunded prior to purchase by the Fund.


Investment-Grade Bonds. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as
investment-grade  characteristics.   To  the  extent  that  a  Fund  invests  in
higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.


Delayed Delivery Transactions. California Fund and New York Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Because a Fund is required to set aside cash or liquid securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.


In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which its total assets, including the value of when-issued and delayed delivery securities its holds, exceed its net assets.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. A Fund reserves the right to sell these securities before the settlement date if deemed advisable.

High Yield/High Risk Bonds. Each Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Funds may have difficulty disposing of certain high yield (high-risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Investment Manager will determine whether it is in the best interests of a Fund to retain or dispose of such security.

A portion of the junk bonds acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.


Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of a Fund's net assets.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


Each Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

Each Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Indexed Securities. Massachusetts Fund invests in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.


Interfund Borrowing and Lending Program. Each Trust has received exemptive relief from the SEC which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Funds will comply with their borrowing policies.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Zurich Scudder Cash Management QP Investment Trust, or one or more future entities for which the Scudder Trust Company acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Fund's ability to manage Uninvested Cash.

The Funds will invest Uninvested Cash in Central Funds only to the extent that such Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Inverse Floaters. Each Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.


Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.


A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Fund Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal  bonds,  which  meet  longer-term  capital  needs and  generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a Fund's purposes to mature at the demand date.


There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.


An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.


Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


For the purpose of a Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.


Repurchase Agreements. Each Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Securities Backed by Guarantees. Each Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.


Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of a Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Funds' net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds' other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio resulting from securities markets fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Manager's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may  purchase  and sell call  options  on  securities  including  U.S.
Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate and index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its



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

obligations under swaps, the Advisor and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Manager. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Certificates of Participation. The California Fund and New York Fund may purchase Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Fund an undivided interest in the Municipal Security in the proportion that a Fund's interest bears to the total principal amount of the Municipal Security. Certificates of Participation may be variable rate or fixed rate. Because Certificates of Participation are interests in Municipal Securities that are generally funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the underlying Municipal Securities may not be made. A Certificate of Participation may be backed by a guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Funds' Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by the Funds' Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party.


When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. Each Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Stand-by Commitments. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by a Fund's custodian; (2) a Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund's acquisition cost (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.




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

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.


Third Party Puts. Each Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals (not exceeding 397 calendar days in the case of money market funds) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Fund will be that of holding such a long-term bond and the weighted average maturity of a Fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments. As with any stand-by commitments acquired by a Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

Variable Rate Demand Instruments. Each Fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A Fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to a Fund, (3) to maintain a high quality investment portfolio or (4) to maximize a Fund's yield. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. A Fund will determine the variable rate demand instruments that they will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of a Fund. The Advisor will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet a Fund's quality criteria.



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

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Each Fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the principal amount of the instrument or
(2) the period remaining until the instrument's next interest rate adjustment.


Trustees' Powers to Change Objectives and Policies

The objectives and policies of each Fund described above may be changed, unless expressly stated to the contrary, by its respective Trustees without a vote of it shareholders.

Master/feeder Fund Structure


Each Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                             MANAGEMENT OF THE FUNDS

Investment Advisor


The Advisor,  an  investment  counsel firm,  acts as  investment  advisor to the
Funds.  This  organization,   the  predecessors  of  which  are  Scudder  Kemper
Investments, Inc. and Scudder, Stevens & Clark, Inc., is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor. The Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Advisor) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial
Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the applicable Trust's Board of Trustees.




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

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


Pursuant to a separate investment management agreement with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities.


Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Fund.


In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles as such Fund. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of these other mutual funds.


The current investment management agreements dated September 7, 1998 for California Fund and New York Fund were last approved by the Trustees of each Fund on September 25, 2001.

The  current   investment   management   agreement   dated  July  31,  2000  for
Massachusetts Fund was last approved by the Trustees of the Fund on August 13, 2001.


The investment management agreements for each Fund will continue in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such investment management agreement or "interested persons," as such term is defined under the 1940 Act of the Advisor or the applicable Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the applicable Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The investment management agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under each investment management agreement, the Advisor regularly provides a Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased, held or sold and what portion of the applicable Fund's assets shall be held uninvested, subject to the applicable Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to such Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of each Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of a Fund.

Under each investment management agreement, the Advisor regularly provides the applicable Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased, held or sold and what portion of the applicable Fund's assets shall be held uninvested, subject to the applicable Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to such Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the applicable Trust may from time to time establish. The Advisor also advised and assists the officers of each Trust in taking such steps as are necessary or appropriate to carry out the decisions of Trustees and the appropriate committees of the Trustees regarding the conduct of the business of a Fund.


Under each investment management agreement, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the applicable Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as a Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining a Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring a Fund's operating budget; processing the payment of a Fund's bills; assisting a Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting a Fund in the conduct of its business, subject to the direction and control of the applicable Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

California Fund


Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.55% on the first $250 million of average daily net assets, 0.520% on the next $750 million, 0.500% on the next $1.5 billion, 0.480% on the next $2.5 billion, 0.450% on the next $2.5 billion, 0.430% of 1% on the next $2.5 billion, 0.410% on the next $2.5 billion, and 0.400% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


For the fiscal year ended August 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $5,174,000. For the fiscal year ended August 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $4,239,099. For the fiscal year ended August 31, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $4,451,538, which was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.


The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


New York Fund

Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.55% on the first $250 million of average daily net assets, 0.520% on the next $750 million, 0.500% on the next $1.5 billion, 0.480% on the next $2.5 billion, 0.450% on the next $2.5 billion, 0.430% on the next $2.5 billion, 0.410% on the next $2.5 billion, and 0.400% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended August 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $1,505,000. For the fiscal year ended August 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $1,242,994. For the fiscal year ended August 31, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $1,355,595, which was equivalent to an annual rate of 0.55% of the Fund's average daily net assets.


The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


Massachusetts Fund

Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.600% on the first $400 million of average daily net assets, 0.525% on the next $600 million, and 0.500% of such net assets in excess of $1 billion, computed and accrued daily and payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended March 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $2,375,568. For the fiscal year ended March 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $2,372,716. For the fiscal year ended March 31, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $2,594,528, which was equivalent to an annual rate of 0.59% of the Fund's average daily net assets.

Each investment management agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the applicable Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

In reviewing the terms of the agreement and in discussions with the Advisor concerning such agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at each Fund's expense.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.



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

None of the officers or Trustees of the Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Fund.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.

AMA InvestmentLink(SM) Program -- Massachusetts Fund

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics


The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Massachusetts Fund

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP
Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes becomes larger, are as follows: 0.07% for the first $6 billion in et assets, 0.06% for the next $10 billion and 0.05% thereafter.

Brokerage Commissions


Allocation of brokerage may be performed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the particular Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Each Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Advisor or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


The table below shows total brokerage commissions paid by the Funds for the last three fiscal years or periods, as applicable, and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.



                             Allocated to Firms
                              Based on Research
Fund           Fiscal 2001     in Fiscal 2001     Fiscal 2000      Fiscal 1999
----           -----------     --------------     -----------      -----------


California          $0                 0%               $0            $89,658
New York            $0                 0%               $0            $26,862
Massachusetts       $0                 0%              N/A              N/A


Portfolio Turnover

Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less.

California Fund: For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001, portfolio turnover rate was 26%.

New York Fund: For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001, portfolio turnover rate was 17%.

Massachusetts Fund: For the fiscal years ended March 31, 2000 and March 31, 2001, portfolio turnover rates were 39% and 34%, respectively.

Administrative Agreement


Effective June 18, 2001 for California Fund and New York Fund and July 31, 2000 for Massachusetts Fund, each Fund has entered into administrative services agreement ("Administrative Agreements") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived form increases in assets.


California Fund


For the period June 18, 2001 to August 31, 2001, the Administrative Fee charged to the Fund aggregated $97,797, of which $44,085 was unpaid at August 31, 2001.


New York Fund


For the period June 18, 2001 to August 31, 2001, the Administrative Fee charged to the Fund aggregated $48,400, of which $21,744 was unpaid at August 31, 2001.


Massachusetts Fund


The Administrative Fee became effective on July 31, 2000. For the period July 31, 2000 to March 31, 2001, the Administrative Fee charged to the Funds aggregated $472,765, of which $42,482 was unpaid at March 31, 2001.


Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Funds pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

Each Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by each Fund's Board. The Administrative Agreements shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees, including the Independent Trustees. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.


Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the independent directors/trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.


Underwriter

Each Fund has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a wholly-owned subsidiary of the Advisor, a Delaware corporation.

As agent, the Distributor currently offers shares of a Fund on a continual basis to investors in all states in which a Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accept orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of either Fund.

The underwriting agreements for California Fund and New York Fund dated February 1, 2001 were last approved by the Trustees of each Fund on September 25, 2001. The underwriting agreement for Massachusetts Fund dated September 7, 1998 was last approved by the Trustees of the Fund on August 13, 2001. The underwriting agreements will remain in effect until September 30, 2002 and from year to year only if its continuance is approved annually by a majority of the respective Board of Trustees who are not parties to such agreement or "interested persons" of any such party and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of a Fund. Each Fund has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state "blue-sky" laws and to assume the cost of preparation of prospectuses and other expenses. The Distributor pays all expenses of printing prospectuses used in offering shares (other than prospectuses used by a Fund for transmission to shareholders, for which a Fund pays printing expenses), expenses, other than filing fees, of qualification of the respective Fund's shares in various states, including registering each Fund as a dealer, and all other expenses in connection with the offer and sale of shares which are not specifically allocated to a Fund. Under the underwriting agreements, each Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer; the fees and expenses of preparing, printing and mailing prospectuses, notices, proxy statements, reports or other communications (including newsletters) to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of customer service representatives; the cost of wiring funds for share purchases and redemptions
(unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both a Fund and the Distributor.

                             FUND SERVICE PROVIDERS

Transfer Agent

Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. Service Corporation also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Effective June 18, 2001, the fees for maintaining each account are paid by the Advisor in accordance with the Administrative Agreement.

Massachusetts Fund

Prior  to July 31,  2000,  the  amount  charged  to the  Fund by SSC  aggregated
$62,755,   all  of  which  is  paid  by  the  Advisor  in  accordance  with  the
Administrative Agreement.

Custodian

Portfolio securities of each Fund are held separately, pursuant to separate custodian agreements, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101 as custodian.

Auditors

The financial highlights of California Fund and New York Fund included in each Fund's prospectus and the Financial Statements of each Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent auditors, given on the authority of said firm as experts in accounting and auditing. Ernst & Young LLP audits the financial statements of each Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial highlights of Massachusetts Fund included in the Fund's prospectus and the Financial Statements of the Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of each Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, acts as general counsel for California Fund and New York Fund.

Willkie Farr & Gallagher acts as general counsel for Massachusetts Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (SFAC), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, computes each Fund's net asset value.

California and New York Fund

For the fiscal years ended August 31, 1999, 2000 and 2001, SFAC did not receive fees for its services from the Funds.

Massachusetts Fund

Prior to the implementation of the Administrative Agreement, the Fund Paid SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal years ended March 31, 1999 the amount charged to the Fund by SFAC amounted to $59,760. For the fiscal year ended March 31, 2000, the amount charged to the Fund by SFAC aggregated $68,895. Prior to July 31, 2000, the amount charged by SFAC aggregated $22,463.

                                   PERFORMANCE

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

A Fund's historical performance or return for a class of shares may be shown in the form of "yield," "tax equivalent yield," "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class. Because of these waivers and expense absorptions, the performance results for such Funds may be shown with and without the effect of these waivers and expense absorptions. Performance results not giving effect to waivers and expense absorptions will be lower.

SEC Yield

Yield is a measure of the net investment income per share earned by a Fund over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the Fund's shares (which is net asset value) at the end of the period. Tax equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated combined federal and state income tax bracket for the Funds. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission.

      30-day Net-Annualized SEC Yields for the period ended March 31, 2001
Massachusetts Fund - Class S                                         3.89%


      30-day Net-Annualized SEC Yields for the period ended August 31, 2001
California Fund - Class S                                            3.86%
New York Fund - Class S                                              3.93%


A Fund's yield is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share (which is net asset value) on the last day of the period, according to the following formula:

                          YIELD = 2 [ (a - b +1 )^6 - 1]
                                       -----
                                       cd
Where:
   a   =  Dividends and interest earned during the period
   b   =  Expenses accrued for the period (net of reimbursements)
   c   =  The average daily number of shares outstanding during the period that were entitled to receive dividends
   d   =  The maximum offering price per share on the last day of the period
          (which is net asset value)

In computing the foregoing yield, the Trust follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Trust uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.

Tax-equivalent Yield

Each Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below.

Massachusetts Fund

Taxpayers with an effective combined marginal tax rate of 42.98% would need to earn a taxable yield of 6.82% to receive after-tax income equal to the 3.89% tax-free yield of the Fund for the 30-day period ended on March 31, 2001.

California Fund


Taxpayers with an effective combined marginal tax rate of 44.76% would need to earn a taxable yield of 7.48% to receive after-tax income equal to the 3.86% tax-free yield of the Fund for the 30-day period ended on August 31, 2001.


New York Fund


Taxpayers with an effective combined marginal tax rate of 43.27% would need to earn a taxable yield of 7.27% to receive after-tax income equal to the 3.93% tax-free yield of the Fund for the 30-day period ended on August 31, 2001.


Average Annual Total Return


A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for various periods are set forth in the table below.


Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the table below.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance figures are based upon historical results and are not necessarily representative of future performance.


Class S shares and Class AARP shares are sold at net asset value. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of a Fund are redeemable at the then current net asset value of the Fund, which may be more or less than original cost.


A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Bond Index, and may also be compared to the performance of other fixed income, state municipal bond funds (as applicable) or general municipal bond mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index or various certificate of deposit indexes.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for a class of a Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums. As reflected under "Investment Policies and Techniques -- Additional Investment Information," option writing can limit the potential for capital appreciation.

There  may  be  quarterly   periods  following  the  periods  reflected  in  the
performance bar chart in the fund's prospectus which may be higher or lower than those included in the bar chart.

Investors may want to compare a Fund's  performance to that of  certificates  of deposit offered by banks and other depository institutions. Certificates of deposit represent an alternative (taxable) income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. The bonds held by a Fund are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Each Fund's yield will also fluctuate.

Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

From time to time, a Fund may compare its after-tax total return to that of taxable investments, including but not limited to certificates of deposit, taxable money market funds or U.S. Treasury bills. Tax equivalent total return represents the total return that would be generated by a taxable investment that produced the same amount of after-tax income and change in net asset value as the Fund in each period.

           Average Annual Total Return for period ended March 31, 2001

                                 One Year  Five Years  Ten Years  Life of Class*
                                 --------  ----------  ---------  --------------
Massachusetts Fund -- Class S+     10.65%       6.13%      7.43%
Massachusetts Fund -- Class AARP   N/A          N/A         N/A          N/A


+ If the Advisor had not maintained Fund expenses and had imposed a full management fee, average annual total returns would have been lower.

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to March 31, 2001.


          Average Annual Total Return for period ended August 31, 2001

                                 Life of Class*
                                 --------------
California Fund-- Class S             3.74%
New York Fund-- Class S               4.80%

* For the period from June 18, 2001 (commencement of sales of Class S shares) to August 31, 2001.

Total Return


Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                                 T = (ERV/P - 1)

Where:

         T        =        Total Return
         P        =        a hypothetical initial investment of $1,000
         ERV      =        ending  redeemable  value: ERV is the value, at the
                           end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period.


Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by 1minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that any class of shares of a Fund may generate. The tables are based upon the 2001 federal and state tax rates and brackets.

                          Massachusetts Tax-Free Yields

The table below shows Massachusetts taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.

                                                                        To Equal Hypothetical  Tax-Free Yields of 5%, 7%
                                                                        and  9%,  a  Taxable  Investment  Would  Have to
                                                                                              Earn*:
                                                                        ------------------------------------------------
  2001 Taxable Income:       Combined Marginal Tax                     5%                  7%                  9%
                                     Rate:
------------------------------------------------------------------------------------------------------------------------
                     INDIVIDUAL
        $0-27,050                    19.76%                           6.23%               8.72%              11.22%
      27,051-65,550                  32.03                            7.36               10.30               13.24
     65,551-136,750                  34.86                            7.68               10.75               13.82
     136,751-297,300                 39.74                            8.28               11.59               14.90
      OVER 297,300                   42.98                            8.77               12.28               15.78

                    JOINT RETURN
        $0-45,200                    19.76                            6.23%               8.72%              11.22%
     45,201-109,250                  32.03                            7.36               10.30               13.24
     109,251-166,450                 34.86                            7.68               10.75               13.82
     166,451-297,300                 39.58                            8.28               11.59               14.90
      OVER 297,300                   42.98                            8.77               12.28               15.78

* These illustrations assume a marginal federal tax rate of 28% to 39.6% and that the federal alternative minimum tax is not applicable. Upper income individuals may be subject to an effective federal income tax rate in excess of the applicable marginal rate as a result of the phase-out of personal exemptions and itemized deductions made permanent by the Revenue Reconciliation Act of 1993. Individuals subject to these phase-out provisions would have to invest in taxable securities with a yield in excess of those shown of the table in order to achieve an after-tax yield on a comparable tax-exempt security.

                           CALIFORNIA TAX-FREE YIELDS

The table below shows California taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.


CALIFORNIA

Tax Equivalent Yields
2001

                                                   Combined                                               Combined
                                                  California                     Effective  Effective    California
  Taxable Income    Effective      Effective     and Federal    Taxable Income     State     Federal     and Federal
      Single       State Rate*  Federal Rate**   Tax Bracket        Joint          Rate*      Rate**     Tax Bracket
      ------       -----------  --------------   -----------        -----          -----      ------     -----------

  27,051-28,348       6.00%         27.50%          31.85%      40,842-56,696      6.00%      27.50%       31.85%
  28,349-35,826       8.00%         27.50%          33.30%      56,697-71,652      8.00%      27.50%       33.30%
  35,827-65,550       9.30%         27.50%          34.24%      71,653-109,250     9.30%      27.50%       34.24%
  65,551-75,000       9.30%         30.50%          36.96%     109,251-150,000     9.30%      30.50%       36.96%
  75,001-136,750      9.30%         30.50%          36.96%     150,000-166,450     9.30%      30.50%       36.96%
 136,751-297,300      9.30%         35.50%          41.50%     166,451-297,300     9.30%      35.50%       41.50%
   over 297,300       9.30%         39.10%          44.76%       over 297,300      9.30%      39.10%       44.76%


                                       74

                 If your combined  federal and state  effective tax rate in 2000 is:
                     31.85%         33.30%        34.24%            36.96%       36.96%        41.50%       44.76%
To match these
tax-free yields:                Your taxable investment would have to earn the following yield:

       2.00%          2.93%          3.00%         3.04%             3.17%        3.17%         3.42%        3.62%
       3.00%          4.40%          4.50%         4.56%             4.76%        4.76%         5.13%        5.43%
       4.00%          5.87%          6.00%         6.08%             6.35%        6.35%         6.84%        7.24%
       5.00%          7.34%          7.50%         7.60%             7.93%        7.93%         8.55%        9.05%
       6.00%          8.80%          9.00%         9.12%             9.52%        9.52%        10.26%       10.86%
       7.00%         10.27%         10.49%        10.65%            11.10%       11.10%        11.97%       12.67%
       8.00%         11.74%         11.99%        12.17%            12.69%       12.69%        13.67%       14.48%
       9.00%         13.21%         13.49%        13.69%            14.28%       14.28%        15.38%       16.29%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

*        2000 rates

**       2001 rates

                            NEW YORK TAX-FREE YIELDS

The table below shows New York taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.


New York
Tax Equivalent Yields
2001

                                                    Combined                                                  Combined
                                                    New York                                     Effective    New York
 Taxable Income     Effective       Effective      and Federal    Taxable Income    Effective     Federal   and Federal
     Single        State Rate*  Federal Rate**     Tax Bracket        Joint        State Rate*    Rate**    Tax Bracket
     ------        -----------  --------------     -----------        -----        -----------    ------    -----------
  27,051-50,000       6.85%          27.50%          32.47%       45,201-90,000       6.85%       27.50%       32.47%
  50,001-65,550       6.85%          27.50%          32.47%       90,001-109,250      6.85%       27.50%       32.47%
 65,551-136,750       6.85%          30.50%          35.26%      109,251-166,450      6.85%       30.50%       35.26%
 136,751-297,300      6.85%          35.50%          39.92%      166,451-297,300      6.85%       35.55%       39.96%
  over 297,300        6.85%          39.10%          43.27%        over 297,300       6.85%       39.10%       43.27%

                 If your combined federal and state effective tax rate in 2000 is:

                     32.47%          32.47%          35.26%           39.92%          43.27%
To match these
tax-free yields:                Your taxable investment would have to earn the following yield:

            2.00%     2.96%           2.96%           3.09%           3.33%           3.53%
            3.00%     4.44%           4.44%           4.63%           4.99%           5.29%
            4.00%     5.92%           5.92%           6.18%           6.66%           7.05%
            5.00%     7.40%           7.40%           7.72%           8.32%           8.81%
            6.00%     8.88%           8.88%           9.27%           9.99%           10.58%
            7.00%    10.37%          10.37%          10.81%           11.65%          12.34%
            8.00%    11.85%          11.85%          12.36%           13.32%          14.10%
            9.00%    13.33%          13.33%          13.90%           14.98%          15.87%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

*        2000 rates

**       2001 rates

Each distribution is accompanied by a brief explanation of the form and character of the distribution for federal income tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Comparison of Fund Performance


A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning a Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.


From time to time, in marketing and other Fund literature, members of the Board and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.


Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a "risk/return spectrum" which compares a Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.


Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.


Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about the Fund.


                        PURCHASE AND REDEMPTION OF SHARES

Additional Information About Opening an Account


All new investors in Class AARP of Massachusetts Fund are required to provide an AARP membership number on their account application. In addition, Class S shares of each Fund are generally not available to new investors.

The following investors may continue to purchase Class S shares of the Funds after December 29, 2000:


1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. After June 30, 2001, only investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S shares of any Scudder Fund.

3.       Any retirement, employee stock, bonus, pension or profit sharing plans.
         4. Any participant who owns Class S shares of any Scudder Fund through an employer sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through an employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of Zurich Financial Services and its affiliates.

7. Class S shares are available to any accounts managed by Zurich Scudder Investments, Inc., any advisory products offered by Zurich Scudder Investments, Inc. or Scudder Investor Services, Inc., and to the portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Fund as of June 30, 2001.

9. After June 30, 2001, broker-dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001.

10. Scudder Investor Services, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.


Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through the Distributor by letter, fax, or telephone.


Shareholders of other Scudder funds who have submitted an account application and have a certified tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the NASD, and banks may open an account by wire. These investors must call (800) SCUDDER to get an account number. During the call the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. Investors interested in investing in the Class AARP should call (800) 253-2277 for further instructions.


The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts and is $1,000 for Class AARP.

Broker-dealers and RIAs who have clients participating in mutual fund wrap fee programs may continue to purchase Class S shares of Scudder Funds until June 30, 2001. After June 30, 2001, broker-dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, after June 30, 2001, a broker-dealer with a mutual fund wrap fee program that invests in Class S shares of one or more Scudder Funds as a fixed component of the program's asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such program.

Additional Information About Making Subsequent Investments


Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at (800) SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to a Fund.


Minimum Balances

Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts, the minimum balance is $1,000. These amounts may be changed by each Fund's Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


Each Fund reserves the right, following 60 days' written notice (90 days' for Class retirement accounts) to applicable shareholders, to:


o for Class S, assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500 for Class S ($250 for Class S retirement accounts) and a balance of less than $1,000 for Class AARP; and

o redeem all shares in Fund accounts below $1,000 ($2,500 for Class S, $250 for Class S retirement accounts) where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.


Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $250 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Checks

A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on or payable through a United States bank.

If shares of a Fund are purchased with a check which proves to be uncollectible, that Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by that Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, such Fund will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, each Fund pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans' Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of either Fund.

Additional Information About Making Subsequent Investments by QuickBuy

Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program may purchase shares of a Fund by telephone (minimum $50 and maximum $250,000). To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange ("the
Exchange"), normally 4 p.m. Eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share Price

Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Boston by the close of regular trading on the Exchange.

Share Certificates

Due to the desire of each Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund. Share certificates now in a shareholder's possession may be sent to the Fund's Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Exchanges


Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL(TM)) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges into a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for a minimum of $50 for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.


Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder Fund, at current net asset value, through Scudder's Automatic Exchange Program. These exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trusts and the Transfer Agent each reserve the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

There is no charge to the shareholder for any exchange described above. An exchange into another Scudder Fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trusts employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trusts do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trusts will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Trusts and the Transfer Agent each reserve the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.


Before making an exchange, shareholders should obtain from the Scudder Investor Services, Inc. a prospectus of the Scudder Fund into which the exchange is being contemplated. The exchange privilege may not be available for certain

Scudder Funds or classes of Scudder  Funds.  For more  information,  please call
(800) 225-5163 (Class S) or (800) 253-2277 (Class AARP).


Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone


Shareholders currently receive the right automatically, without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their pre-designated bank account. There is a $1,000 wire redemption minimum. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.


(a) NEW INVESTORS wishing to establish the telephone redemption privilege must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a pre-designated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates or shares held in certain retirement accounts.

If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be no charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase agreement between a Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By QuickSell


Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of a Fund by telephone (minimum $50 and maximum $250,000). Redemptions must be for at least $50. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. Eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing the following business day. QuickSell transactions are not available for IRA accounts and most other retirement plan accounts.

In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption by Mail or Fax

Any  existing  share  certificates   representing  shares  being  redeemed  must
accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signatures guaranteed.

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary, agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.


The requirements for IRA redemptions are different from those for regular accounts. For more information call (800) 225-5163.


Dividends and Capital Gains Distribution Options

Each Fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned undeliverable.


Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling (800) 225-5163 for Class S and (800) 253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.


Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the same class of a Fund.


Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling (800) 225-5163 for Class S and (800) 253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.




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

Reports to Shareholders

Each Fund issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. Each Fund presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of a Fund.

Transaction Summaries


Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling (800) 225-5163.

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, (800) SCUDDER. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.


None  of  the  plans   assures  a  profit  or  guarantees   protection   against
depreciation, especially in declining markets.

Investment Plan Options

Automatic Withdrawal Plan


Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An Automatic Withdrawal Plan request form can be obtained by calling (800) 225-5163 for Class S and (800) 253-2277 for Class AARP.

Group or Salary Deduction Plan

An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, each Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

Each Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.

Shareholders may arrange to make periodic investments in Class AARP of a Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open the Class AARP Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any Class AARP for $500 if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Accounts investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

Each Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

Other Information

If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. None of the Funds impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund or portfolio, and
including  exchanges  and  redemptions  by  Checkwriting,   may  result  in  tax
consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see "TAXES").

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted for any reason, (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during which the SEC by order permits suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in
(b), (c) or (d) exist.

Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for their shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a class's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

The Board of Trustees and the Distributor, each has the right to limit, for any reason, the amount of purchases by and refuse to sell to any person and each may suspend or terminate the offering of shares of a Fund at any time for any reason.

The "Tax Identification Number" section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g. from exempt investors a certification of exempt status) will be returned to the investor. Each Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.

A Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                        DIVIDENDS, CAPITAL GAINS AND TAX

Dividends


All the net investment income of a Fund is accrued daily and distributed monthly as a dividend on shares for which a Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of the Fund. Income dividends will be distributed monthly and dividends of net realized capital gains will be distributed annually.


Distributions of capital gains, if any, will be paid in the same amount for each class.


A Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the applicable Trust determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").


Income and capital gain dividends, if any, for a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain distributions in shares of the same class at net asset value; or


(2)      To receive both income and capital gain dividends in cash.


Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested in shares of the same class of another Scudder Fund at the net asset value of such class of such other fund. See "Purchase, Repurchase, and Redemption of Shares," "Special Features -- Class A Shares -- Combined Purchases," for a list of such other Scudder Funds. To use this privilege of investing a Fund's dividends in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 for Class AARP and $2,500 for Class S in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Taxes


Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. Each Fund intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including any excess of its net short-term capital gain over its net long-term capabilities) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends received deduction, in the case of corporate shareholders.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Net investment income is made up of dividends and interest, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward or post-October loss of a fund. Each Fund intends to offset realized capital gains by using their capital loss carryforwards before distributing any gains.


As of March 31, 2001, Massachusetts Fund had a net tax basis capital loss carryforward of approximately $4,570,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2008 ($3,440,000) and March 31, 2009 ($1,130,000), the
respective expiration dates, whichever comes first. In addition, the Massachusetts Fund inherited approximately $326,000 of capital losses from its merger with Scudder Massachusetts Limited Term Tax Free Fund, which may be applied against any realized net taxable capital gains in future years or until March 31, 2003 ($97,000), March 31, 2005 ($24,000) and March 31, 2007
($205,000), the respective dates, whichever occurs first, subject to certain limitations imposed by Section 382 of the Code.


As of August 31, 2001, California Fund had a net tax basis capital loss carryforward of approximately $13,566,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2002 ($392,000), August 31, 2006 ($1,971,000), August 31,
2008 ($9,902,000) and August 31, 2009  ($1,301,000),  the respective  expiration dates, whichever occurs first.

As of August 31, 2001, New York Fund had a net tax basis capital loss carryfoward of approximately $9,787,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2002 ($2,381,000), August 31, 2006 ($1,478,000), August 31,
2007   ($1,229,000),   August  31,  2008   ($2,538,000)   and  August  31,  2009
($2,161,000), the respective expiration dates, whichever occurs first.


If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to its shareholders. As a result, each shareholder will report its allocable share of such capital gains as long-term capital gains, will be able to claim a proportionate share of the federal income taxes paid by the Fund on such gains as a credit against the shareholder's own federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit. If a Fund makes such an election, it may not be treated as having met the excise tax distribution requirement.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholder. Distributions to shareholders of tax-exempt interest earned by a Fund for the taxable year are therefore not expected to be subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.

Market discount recognized on a tax-exempt bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Gain on the disposition of a tax-exempt obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Any short-term capital loss realized upon the redemption of shares within six months of the date of their purchase will be disallowed to the extent of any tax-exempt dividends received with respect to such shares, although the period may be reduced under Treasury regulations to be prescribed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are repurchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Properly designated distributions by a Fund of the excess of its net long-term capital gain over its net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the corporate dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions derived from interest from regular federal income tax may subject corporate shareholders to, or increase their liability under, the corporate alternative minimum tax. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to, or increase their liability under the individual alternative minimum tax, but no more than 20% of a Fund's net assets will be invested in securities the interest on which such a tax preference item for individuals.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.


Interest which is tax-exempt for federal income tax purposes is included as income for purposes of determining the amount of social security or railroad retirement benefits subject to tax.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service (the "IRS") to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. No Fund has undertaken any investigation as to the users of the facilities financed by bonds in such Fund's portfolio.


Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any property in a Fund's portfolio similar to the property underlying the put option. If a Fund writes an option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If a call option is exercised, the character of the gain or loss depends on the holding period of the underlying property.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by a Fund.


Many futures and forward contracts entered into by a Fund and listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss.

Positions  of a Fund which  consist of at least one  position  not  governed  by
Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options, foreign currency futures and forward contracts and may make certain tax elections in connection with these investments.


Notwithstanding any of the foregoing, the Code may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. A transaction during the tax year that would otherwise be a constructive sale may be disregarded if (1) the transaction is closed by the 30th day after the close of the tax year, and (2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

A portion of the difference between the issue price of taxable zero-coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level. In addition, if the Fund invests in certain taxable high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for the deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 30% (in 2002 and 2003) in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution for federal income tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


State Taxation. The Funds are Massachusetts business trusts. Generally, each individual Fund should not be subject to income or franchise tax in the Commonwealth of Massachusetts, except to the extent that such individual Fund incurs federal taxable income, if any, and provided that such individual Fund continues to be treated as a regulated investment company under Subchapter M of the Code.

California Fund. Dividends paid by the California Fund, to the extent of interest received on California state and local government issues, will be exempt from California personal income taxes provided at least 50% of the total assets of the California Fund are invested in such issues at the close of each quarter in the taxable year and such dividends are designated as exempt-interest dividends in a written notice mailed to shareholders within 60 days of the close of the Fund's fiscal year. Any short-term and long-term capital gain dividends will be includable in California personal taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

During the fiscal year ended August 31, 2001, 100% of the income dividends paid by the California Fund constituted tax-exempt dividends for federal income tax purposes and California income tax purposes. Dividends paid by the California Fund, including capital gain distributions, will be taxable to corporate shareholders subject to the California corporate franchise tax.

New York Fund. Dividends paid by the New York Fund representing net interest received on New York Municipal Securities will be exempt from New York State and New York City personal income taxes. Any short-term and long-term capital gain dividends will be includable in New York State and New York City taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

During the fiscal year ended August 31, 2001, 100% of the income dividends paid by the New York Fund constituted tax-exempt dividends for federal income tax purposes, New York State and New York City income tax purposes. Dividends paid by the New York Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to New York State and New York City corporate franchise tax.


                                 NET ASSET VALUE

The net asset value of shares of a Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.


If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund's Pricing Committee (or, in some cases, a Fund's Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by a Fund's Pricing Committee.

                              OFFICERS AND TRUSTEES


The officers and trustees of each Trust, their ages, their principal occupations and their affiliations, if any, with the Advisor and Scudder Distributors, Inc., are as follows:

                               MASSACHUSETTS FUND

                                      Position with
                                      Scudder State                                             Position with Underwriter,
Name, Age, and Address                Tax-Free Trust       Principal Occupation**               Scudder Distributors, Inc.
----------------------                --------------       --------------------                 --------------------------
Henry P. Becton, Jr. (58)             Trustee              President, WGBH Educational          --
WGBH                                                       Foundation
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (50)+*              Chairperson,         Managing Director of Zurich Scudder   Director and Senior Vice
                                      Trustee and          Investments, Inc.                     President
                                      President

Dawn-Marie Driscoll (55)              Trustee              Executive Fellow, Center for         --
4909 SW 9th Place                                          Business Ethics, Bentley College;
Cape Coral, FL  33914                                      President, Driscoll Associates
                                                           (consulting firm)

Edgar R. Fiedler (72)                 Trustee              Senior Fellow and Economic           --
50023 Brogden                                              Counselor, The Conference Board,
Chapel Hill, NC                                            Inc. (not-for-profit business
                                                           research organization)

Keith R. Fox (47)                     Trustee              General Partner, Exeter Group of     --
10 East 53rd Street                                        Funds
New York, NY  10022

Jean Gleason Stromberg (58)           Trustee              Consultant; Director, Financial      --
3816 Military Road, NW                                     Institutions Issues, U.S. General
Washington, D.C.                                           Accounting Office (1996-1997);
                                                           Partner, Fulbright & Jaworski (law
                                                           firm) (1978-1996)

Jean C. Tempel (58)                   Trustee              Managing Director, First Light       --
One Boston Place 23rd Floor                                Capital, LLC (venture capital firm)
Boston, MA 02108

Steven Zaleznick (47)*                Trustee              President and CEO, AARP Services,    --
601 E Street, NW                                           Inc.
7th Floor
Washington, D.C. 20004

Thomas V. Bruns (44)#                 Vice President       Managing Director of Zurich Scudder  --
                                      Investments, Inc.

William F. Glavin (43)#               Vice President       Managing Director of Zurich Scudder        Vice President
                                      Investments, Inc.

James E. Masur (41)+                  Vice President       Managing Director of Zurich Scudder   __
                                      Investments, Inc.

Kathryn L. Quirk (49)+                Vice President and   Managing Director of Zurich Scudder   Director, Senior Vice
                                      Assistant Secretary  Investments, Inc.                     President, Chief Legal
                                                                                                 Officer and Secretary



                                       96

                                      Position with
                                      Scudder State                                             Position with Underwriter,
Name, Age, and Address                Tax-Free Trust       Principal Occupation**               Scudder Distributors, Inc.
----------------------                --------------       --------------------                 --------------------------
Howard S. Schneider (44)#             Vice President       Managing Director of Zurich Scudder   Vice President
                                      Investments, Inc.

John R. Hebble (43)+                  Treasurer            Senior Vice President of Zurich       Assistant Treasurer
                                                           Scudder Investments, Inc.

Thomas Lally (34)+                    Assistant Treasurer  Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Brenda Lyons (38)+                    Assistant Treasurer  Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Caroline Pearson (39)+                Assistant Secretary  Managing Director of Zurich Scudder   Clerk
                                                           Investments, Inc.; Associate,
                                                           Dechert (law firm) 1989 - 1997

John Millette (39)+                   Vice President and   Vice President of Zurich Scudder     --
                                      Secretary            Investments, Inc.

Eleanor R. Brennan (38)+              Vice President       Vice President of Zurich Scudder     --
                                Investments, Inc.

Philip G. Condon (51)+                Vice President       Managing Director of Zurich Scudder  --
                                Investments, Inc.

Ashton P. Goodfield (39)+             Vice President       Senior Vice President of Zurich      --
                                                           Scudder Investments, Inc.

Rebecca Wilson(39)+                   Vice President       Vice President of Zurich Scudder     --
                                                                Investments, Inc

* Ms. Coughlin and Mr. Zaleznick are considered by the Fund and its counsel to be persons who are "interested persons" of the Advisor or of the Trust, within the meaning of the 1940 Act.

** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+        Address: Two International Place, Boston, Massachusetts

++       Address: 345 Park Avenue, New York, New York

#        222 South Riverside Plaza, Chicago, Illinois


The Trustees and officers of each Trust also serve in similar capacities with other Scudder Funds.

                                 CALIFORNIA FUND
                                  NEW YORK FUND

                                      Position with
                                      Scudder State
                                      Tax-Free                                                  Position with Underwriter,
Name, Age, and Address                Income Series        Principal Occupation**               Scudder Distributors, Inc.
----------------------                -------------        ----------------------               --------------------------

John W. Ballantine (55)#              Trustee              Retired; formerly, First Chicago     --
                                                           NBD Corporation/The First National
                                                           Bank of Chicago:  1996-1998
                                                           Executive Vice President and Chief
                                                           Risk Management Officer; 1995-1996
                                                           Executive Vice President and Head
                                                           of International Banking; 1992-1995
                                                           Executive Vice President, Chief
                                                           Credit and Market Risk Officer

Lewis A. Burnham (69)#                Trustee              Retired; formerly, Partner,          --
                                                           Business Resources Group; formerly,
                                                           Executive Vice President, Anchor
                                                           Glass Container Corporation.

Mark S. Casady (41)+*                 Trustee and          Managing Director, Zurich Scudder;    Director and Chairman
                                      President            formerly Institutional Sales

                                                           Manager     of     an
                                                           unaffiliated   mutual
                                                           fund distributor.


Linda C. Coughlin (50)*+              Chairperson,         Managing  Director,  Zurich  Scudder  Director and Vice Chairperson
                                      Trustee and Vice     Investments, Inc.
                                      President

Donald L. Dunaway (64)#               Trustee              Retired; formerly, Executive Vice    --
                                                           President, A. O. Smith Corporation
                                                           (diversified manufacturer).

James R. Edgar (55)#                  Trustee              Distinguished Fellow, University of  --
                                                           Illinois, Institute of Government
                                                           and Public Affairs; Director,
                                                           Kemper Insurance Companies;
                                                           Director, John B. Sanfilippo & Son,
                                                           Inc.; Director, Horizon Group
                                                           Properties, Inc.; formerly,
                                                           Governor of the State of  Illinois.
                                                           1991-1999.

William F. Glavin, Jr. (43)+          Trustee              Managing Director, Zurich Scudder     Director and Vice President

                                                           Investments, Inc.,  formerly,
                                                           Executive Vice President of Market
                                                           and Product Development, The
                                                           Dreyfus Corporation.

                                       98

                                      Position with
                                      Scudder State
                                      Tax-Free                                                  Position with Underwriter,
Name, Age, and Address                Income Series        Principal Occupation**               Scudder Distributors, Inc.
----------------------                -------------        ----------------------               --------------------------

Robert B. Hoffman (65)#               Trustee              Chairman, Harnischfeger Industries,  --
                                                           Inc. (machinery for the mining and
                                                           paper industries); formerly, Vice
                                                           Chairman and Chief Financial
                                                           Officer, Monsanto Company
                                                           (agricultural, pharmaceutical and
                                                           nutritional/food products);
                                                           formerly, Vice President, Head of
                                                           International Operations, FMC
                                                           Corporation (manufacturer of
                                                           machinery and chemicals), Director,
                                                           Harnischfeger Industries, Inc.

Shirley D. Peterson (60)#             Trustee              Retired, formerly, President, Hood   --
                                                           College; formerly, partner, Steptoe
                                                           & Johnson (attorneys); prior
                                                           thereto, Commissioner, Internal
                                                           Revenue Service; prior thereto,
                                                           Assistant Attorney General (Tax),
                                                           U.S. Department of Justice;
                                                           Director Bethlehem Steel Corp.

Fred B. Renwick (71)#                 Trustee              Professor Emeritus of Finance, New   --
                                                           York University, Stern School of
                                                           Business; Director, the Wartburg
                                                           Foundation; Chairman, Finance
                                                           Committee of Morehouse College
                                                           Board of Trustees; Director,
                                                           American Bible Society Investment
                                                           Committee; formerly, member of the
                                                           Investment Committee of Atlanta
                                                           University Board of Trustees;
                                                           formerly, Director of Board of
                                                           Pensions Evangelical Lutheran
                                                           Church in America.

William P. Sommers (68)#              Trustee              Retired; formerly, President and     --
                                                           Chief Executive Officer, SRI
                                                           International (research and
                                                           development); prior thereto,
                                                           Executive Vice President, Iameter
                                                           (medical information and
                                                           educational service provider);
                                                           prior thereto, Senior Vice
                                                           President and Director, Booz, Allen
                                                           & Hamilton Inc. (management
                                                           consulting firm); Director, PSI
                                                           Inc., Evergreen Solar, Inc. and
                                                           Litton Industries; Advisor,
                                                           Guckenheimer Enterprises;
                                                           Consultant and Director, SRI/Atomic
                                                           Tangerine.



                                       99

                                      Position with
                                      Scudder State
                                      Tax-Free                                                  Position with Underwriter,
Name, Age, and Address                Income Series        Principal Occupation**               Scudder Distributors, Inc.
----------------------                -------------        ----------------------               --------------------------
John G. Weithers (68)#                Trustee              Presently, Director of Federal Life  --
                                                           Insurance Company; Chairman of the
                                                           Board of Members and Trustee of
                                                           DePaul University; Formerly,
                                                           Director of International
                                                           Federation of Stock Exchanges &
                                                           Director of Records Management
                                                           Systems.


Kathryn L. Quirk (49)++               Vice President       Managing Director of Zurich Scudder   __
                                      Investments, Inc.

Linda J. Wondrack (37)+               Vice President       Managing Director of Zurich Scudder   Vice President and Chief
                                                           Investments, Inc.                     Compliance Officer

John Millette (39)+                   Vice President and   Vice President of Zurich Scudder     --
                                      Secretary            Investments, Inc.

Philip J. Collora (56)#               Vice President and   Senior Vice President of Zurich       Assistant Secretary
                                      Assistant Secretary  Scudder Investments, Inc.

Caroline Pearson (39)+                Assistant Secretary  Managing Director of Zurich Scudder   Assistant Secretary
                                                           Investments, Inc.; Associate,
                                                           Dechert (law firm) 1989-1997

John R. Hebble (43)+                  Treasurer            Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Thomas Lally (34)+                    Assistant Treasurer  Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Brenda Lyons (38)+                    Assistant Treasurer  Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Richard L. Vandenberg (52)#           Vice President       Managing Director of Zurich Scudder   __
                                      Investments, Inc.

Eleanor R. Brennan (37)+              Vice President       Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Philip G. Condon (51)+                Vice President       Managing Director of Zurich Scudder   __
                                      Investments, Inc.

Ashton P. Goodfield  (38)+            Vice President       Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.


* "Interested persons" of the Trust, within the meaning of the 1940 Act, as amended.


** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+        Address: Two International Place, Boston, Massachusetts

++       Address: 345 Park Avenue, New York, New York

#        Address: 222 South Riverside Plaza, Chicago, Illinois

@        Address: 101 California Street, San Francisco, California


To the Trustees and officers of the Trust also serve in similar capacities with respect to other Scudder Funds.

To the best of each Trust's knowledge, as of November 30, 2001, all Trustees and officers of that Trust, as a group, owned beneficially (as that term is defined in Section 13 (d) under the Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class of Massachusetts Fund, California Fund and New York Fund.

To the best of the Trust's knowledge, as of November 30, 2001, no person owned beneficially more than 5% of the outstanding shares of any class of a Fund except as described below.


Beneficial Ownership


As of November 30, 2001, 5,061,808 shares in the aggregate, or 11.91% of the outstanding shares of Scudder California Tax-Free Income Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 1,036,268 shares in the aggregate, or 6.06% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.


As of May 18, 2001, no person owned beneficially more than 5% of the outstanding shares of Massachusetts Fund.

Remuneration

Responsibilities of the Board -- Board and Committee Meetings


The Board of Trustees of each Trust is responsible for the general oversight of the applicable Fund(s) business. A majority of the Board members of each Trust are not affiliated with Zurich Scudder Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

The Board of Trustees meets at least quarterly to review the investment performance of the Funds of that Trust and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the quality and efficiency of the various other services provided, costs incurred by Scudder and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent legal counsel selected by the Independent Trustees.

All of the Independent Trustees of Massachusetts Fund serve on the Committee of Independent Trustees and any of the Independent Trustees of California Fund and New York Fund serve on the Nominating and Governance Committee, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Funds' independent public accountants and reviews accounting policies and controls. Independent Trustees of California Fund and New York Fund also serve on the Equity Oversight Committee, Fixed Income Committee, Money Market Committee, Operations Committee and Valuation Committee. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.


Compensation of Officers and Trustees of the Fund

Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustees' educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.


The Independent Trustees also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during the calendar year 2000 from each Trust and from all of the Scudder funds as a group.


                             State Tax-Free
Name                        Income Series(1)            All Scudder Funds^(3)(4)
----                        ----------------            ------------------------

John W. Ballantine               $6,159                        $183,570
Lewis A. Burnham                 $5,570                        $154,040
James R. Edgar**                   N/A                         $195,080
Donald L. Dunaway(2)             $6,920                        $205,350
Robert B. Hoffman                $5,889                        $163,890
Shirley D. Peterson              $6,292                        $149,010
Fred B. Renwick**                  N/A                         $204,000
William Sommers                  $5,518                        $153,330
John G. Weithers**                 N/A                         $239,180

(1) Scudder State Tax-Free Income Series consists of three funds: Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund. Compensation for 2000 includes Kemper Ohio Tax-Free Income Fund.

(2) Pursuant to deferred compensation agreements with Scudder State Tax-Free Income Series, Mr. Dunaway has deferred, in prior years, compensation from the Trust. Deferred amounts accrue interest monthly at an approximate rate to the yield of Zurich Money Funds-Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Trust to Mr. Dunaway are $29,456.

(3) For Messrs. Ballantine, Burnham, Dunaway, Hoffman and Sommers and Ms. Peterson, total amounts include compensation for service on the boards of 26 trusts/corporations comprised of 45 fund portfolios. For Messrs. Edgar Renwick and Weithers total amounts include compensation for service on the boards of 16 trusts/corporations comprised of 61 fund portfolios. Each Trustee currently serves on the boards of 33 Scudder Funds comprised of 78 fund portfolios.

(4) Aggregate compensation reflect amounts paid to the Trustees for numerous special meetings in connection with the Advisor restructuring initiative (which included a comprehensive review of the Advisor's proposals, including a branding change, combinations of certain funds (including tax implications), liquidations of certain funds, implementation of an administration agreement (including fee caps) for certain funds and the consolidation of certain boards). Such amounts totaled $77,670, $43,200, $77,760, $39,420, $47,520, $97,520, 447,520,
         $47,520, $82,080, and $43,200 for Messrs. Ballantine, Burnham, Dunaway, Edgar, Hoffman, Renwick, Sommers, Ms. Peterson and Weithers, respectively. A portion of these meetings fees was borne by ZSI.


Name                        State Tax-Free Trust*          All Scudder Funds+++
----                        ---------------------          --------------------
Henry P. Becton, Jr.+              $10,864                  $159,094 (73 funds)
Dawn-Marie Driscoll+                $9,107                  $157,162 (73 funds)
Edgar R. Fiedler++                   $891                   $303,975 (74 funds)
Keith R. Fox+                        $891                   $181,914 (72 funds)
Joan E. Spero                        $891                   $177,789 (72 funds)
Jean Gleason Stromberg               $891                   $100,372 (70 funds)
Jean C. Tempel+                     $9,621                  $152,488 (74 funds)

*        Scudder   State  Tax  Free  Trust   consists   of  one  fund:   Scudder
         Massachusetts Tax-Free Fund.


**       New elected Trustee as of July 2001.


+ Newly elected Trustee. On July 13, 2000, shareholders of the Fund elected a new Board of Trustees. See the "Trustees and Officers" section for the newly-constituted Board of Trustees.

++ Mr. Fiedler's total compensation includes $174,060.91 received through the deferred compensation program, $2,003 accrued, but not received, and certain payments made by the Advisor as compensation for the retainer fee for Farmers Investment Trust and meetings held to discuss the reorganization of the Scudder and Kemper Funds.

+++ Total compensation includes certain payments made by the Advisor as compensation for meetings held to discuss the reorganization of the Scudder and Kemper Funds.

                    FUND ORGANIZATION AND SHAREHOLDER RIGHTS


The Scudder State Tax-Free Income Series (the "State Trust") was organized under the name "Kemper California Tax-Free Income Fund" as a business trust under the laws of Massachusetts on October 24, 1985 with a single investment portfolio. Effective January 31, 1986, the Trust pursuant to a reorganization succeeded, to the assets and liabilities of Kemper California Tax-Free Income Fund, Inc., a Maryland corporation organized in 1983. On July 27, 1990, the Trust changed its name to "Kemper State Tax-Free Income Series" and changed the name of its initial portfolio to "Kemper California Tax-Free Income Fund". The predecessor to the New York Fund, also named "Kemper New York Tax-Free Income Fund," was organized as a business trust under the laws of Massachusetts on August 9, 1985. Prior to May 28, 1988, that investment company was known as "Tax-Free Income Portfolios" and it offered two series of shares, the National Portfolio and the New York Portfolio. Pursuant to a reorganization on May 27, 1988, the National Portfolio was terminated and the New York Portfolio continued as the sole remaining series of Kemper New York Tax-Free Income Fund, which was reorganized into the New York Fund as a series of the State Fund on July 27, 1990.

Each State Trust is an open-end, non-diversified fund. On June 18, 2001, the State Trust changed its name from Kemper State Tax-Free Income Series to Scudder State Tax-Free Income Series.

Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Funds," all having no par value, which may be divided by the Board of Trustees into classes of shares. Currently, the State Trust has three Funds that offer three classes of shares. These are Class A, Class B and Class C shares (New York Fund and California Fund also offer Class S shares. The Board of Trustees of either Trust may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trusts may offer multiple Funds, each is known as a "series company". Shares of each Fund of a Trust have equal noncumulative voting rights except that each class of shares has separate and exclusive voting rights with respect to each class's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Fund. Shares of each Trust are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trusts are not required to hold annual shareholder meetings and do not intend to do so.

The Massachusetts Fund is a non-diversified series of Scudder State Tax-Free Trust. The Trust is a Massachusetts business trust established under a Declaration of Trust dated May 25, 1983, as amended from time to time. Such
Declaration of Trust was amended and restated on December 8, 1987. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value. The shares are currently divided into one series. The Trustees have the right to issue more series of shares and to designate the relative rights and preferences as between the different series. Each share of the Fund has equal rights with each other share of that Fund as to voting, dividends and liquidation. Shareholders have one vote for each share held on matters on which they are entitled to vote. All shares issued and outstanding will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Fund's prospectus.

Each Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of each Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any reorganization or termination of the Trust, a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Trustees of that Trust. In accordance with the 1940 Act (a) a Trust will hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of all classes, voting together. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of all classes of a Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee. Trusts have undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


The Declaration of Trust of each Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Trustees and ratification of the selection of independent auditors. Some matters requiring a larger vote under the Declaration of Trust of a Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust of each Trust specifically authorizes the Board of Trustees to terminate the Trust or any Fund or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust of each Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. Moreover, the Declaration of Trust of each Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims.

Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.myScudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the

Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Other Information

The CUSIP number of Massachusetts Fund Class S is 811184-30-8.

The CUSIP number of Massachusetts Fund Class AARP is 811184-70-4.

The Fund has a fiscal year ending on March 31.

The CUSIP number of New York Fund Class S is 8111204-833

The Fund has a fiscal year ending on August 31.

The CUSIP number of California Fund Class S is 811204-700.

The Fund has a fiscal year ending on August 31.

Each Fund employs State Street Bank and Trust Company as Custodian.

Willkie Farr & Gallagher acts as counsel for Massachusetts Fund.

Vedder, Price, Kaufman & Kammholz, acts as counsel for New York Fund and California Fund.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.


Portfolio securities of each Fund are held separately pursuant to a custodian agreement, by each Fund's custodian, State Street Bank and Trust Company 225 Franklin Street, Boston, Massachusetts 02110.


This Statement of Additional Information contains the information of Scudder California Tax-Free Income Fund, Scudder Massachusetts Tax Free Fund and Scudder New York Tax-Free Income Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

California Fund and New York Fund


The financial statements, including the investment portfolio of California Fund and New York Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Reports to Shareholders of the Fund dated August 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. Annual Report accompanies this Statement of Additional Information.


Massachusetts Fund

The financial statements, including the investment portfolio of Massachusetts Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated March 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                                    APPENDIX

                             Ratings of Investments

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

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
                       STATEMENT OF ADDITIONAL INFORMATION



                   Scudder State Tax-Free Trust (the "Trust")
    Scudder Massachusetts Tax-Free Fund (Class A, B and C Shares) (a "Fund")
                   June 18, 2001, as revised August 31, 2001, as further revised September 28, 2001, and
                                November 15, 2001


                      Scudder State Tax-Free Income Series
        Scudder California Tax-Free Income Fund (Class A, B and C Shares)
         Scudder Florida Tax-Free Income Fund (Class A, B and C Shares)
         Scudder New York Tax-Free Income Fund (Class A, B and C Shares)

                  (each a "Fund" and collectively, the "Funds")


                                 January 1, 2002


               222 South Riverside Plaza, Chicago, Illinois 60606

                                 (800) 621-1048

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Prospectus dated January 1, 2002 for California Tax-Free Income Fund, Florida Tax-Free Income Fund, New York Tax-Free Income Fund and June 18, 2001 for Massachusetts Tax-Free Fund, as amended from time to time. The Prospectus may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606,
(800) 621-1048, or from the firm from which this Statement of Additional Information was obtained and is available along with other related materials on the Securities and Exchange Commission's internet web site (http/www.sec.gov).

The Annual Reports to Shareholders dated March 31, 2001 for Scudder Massachusetts Tax Free Fund and August 31, 2001 for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund (each a "Fund" and together the "Funds") accompany this Statement of Additional Information. Each is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined Prospectus for the Funds.

                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS........................................................2

INVESTMENT POLICIES AND TECHNIQUES.............................................3

MANAGEMENT OF THE FUNDS.......................................................71
   Investment Advisor.........................................................71
   Brokerage Commissions......................................................76
   Administrative Agreement...................................................77
   Underwriter................................................................79

FUND SERVICE PROVIDERS........................................................84
   Custodian, Transfer Agent and Shareholder Service Agent....................84
   Auditors...................................................................84
   Legal Counsel..............................................................85
   Fund Accounting Agent......................................................85

PERFORMANCE...................................................................85

PURCHASES AND REDEMPTIONS OF SHARES...........................................99

DIVIDENDS, CAPITAL GAINS AND TAX.............................................113

NET ASSET VALUE..............................................................120

OFFICERS AND TRUSTEES........................................................121
   Beneficial Ownership......................................................127

FUND ORGANIZATION AND SHAREHOLDER RIGHTS.....................................131

ADDITIONAL INFORMATION.......................................................133

FINANCIAL STATEMENTS.........................................................135

APPENDIX.....................................................................136

                             INVESTMENT RESTRICTIONS


The fundamental investment restrictions of each Fund set forth below may not be changed without the approval of a "majority" of the outstanding shares. As used in this Statement of Additional Information a "majority" of each Fund's outstanding shares under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding voting shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Any nonfundamental policy of a Fund may be modified by the applicable Fund's Trustees without a vote of the Fund's shareholders.


Each Fund has elected to be classified as a non-diversified series of an open-end management investment company.

Each Fund may not, as a fundamental policy:

(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

(8) Scudder Massachusetts Tax-Free Fund: The Fund will have at least 80% of its net assets invested in municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) during periods of normal market conditions.

Other Investment Policies


The Trustees of Scudder State Tax-Free Trust and Scudder State Tax-Free Income Series (each a "Trust" and together the "Trusts") have voluntarily adopted certain policies and restrictions which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment polices in that they may be changed or amended by action of the Trustees without requiring approval of the shareholders.

As a matter of nonfundamental policy, each Fund currently may not:


(1) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
         (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(6) lend portfolio securities in an amount greater than 5% of its total assets.

(7)      invest more than 15% of net assets in illiquid securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                       INVESTMENT POLICIES AND TECHNIQUES


Scudder California Tax-Free Income Fund ("California Fund"), Scudder Florida Tax-Free Income Fund ("Florida Fund"), and Scudder New York Tax-Free Income Fund ("New York Fund"), each a non-diversified series of Scudder State Tax-Free Income Series and Scudder Massachusetts Tax-Free Fund ("Massachusetts Fund"), a non-diversified series of Scudder State Tax-Free Trust, are each open-end management investment companies which continuously offer and redeem shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. California Fund offers the following classes of shares: Class A, Class B, Class C and Class S shares. Florida Fund offers the following classes of shares:
Class A, Class B and Class C shares. New York Fund offers the following classes of shares: Class A, Class B, Class C and Class S shares. Massachusetts Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B and Class C shares.


General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on a Fund's performance.

California Fund and New York Fund


Under normal conditions, as a fundamental investment policy, the California Fund will maintain at least 80% of its net assets in obligations issued by or on behalf of the State of California, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes and State California or personal income tax ("California Municipal Securities").

Under normal conditions, as a fundamental investment policy, the New York Fund will maintain (1) at least 80% of its net assets in obligations issued by or on behalf of territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes and (2) at least 65% of its total assets in New York municipal securities and other securities that are exempt from New York State and New York City personal income taxes ("New York Municipal Securities" and collectively with the California Municipal Securities, the "Municipal Securities" or "municipal securities").

The Funds may invest in "private activity bonds." The Funds currently do not consider private activity bonds to be Municipal Securities for purposes of the 80% limitation. Although no Fund has the current intention to do so, a Fund may invest more than 25% of its net assets in industrial development bonds. Each Fund is designed for persons who are seeking a high level of income exempt from federal income taxes and from personal income taxes of a particular state. Through a single investment in shares of a Fund, investors receive the benefits of professional management and liquidity. Additionally, each Fund offers the economic advantages of block purchases of securities and relief from administrative details such as accounting for distributions and the safekeeping of securities. The tax exemption of Fund dividends for federal income tax purposes and, if applicable, particular state or local personal income tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws. The Funds may not be appropriate investments for qualified retirement plans and Individual Retirement Accounts.


State Specific Risk Factors

The following information as to certain risk factors is given to investors because each Fund concentrates its investments in Municipal Securities of a particular state. Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of state issuers. Investors should remember that rating agencies do change ratings periodically so that ratings mentioned here may have changed.

California Fund and New York Fund

California Fund and New York Fund invest principally in "Municipal Securities," which are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include:

o        to refund outstanding obligations

o        to obtain funds for general operating expenses

o        to obtain funds to loan to other public institutions and facilities.

The two general classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The yields on Municipal Securities are dependent on a variety of factors, including general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield.

The Funds may invest in tax-exempt leases. A tax-exempt lease is an obligation, often a lease purchase or installment contract, pursuant to which a governmental user of a capital asset, such as an item of equipment, agrees to make payments of the purchase price plus interest over a period of years, normally with the right to purchase the asset at the termination of the lease for a nominal amount. Tax-exempt leases normally have a term of only two to seven years, a relatively short period of time, and often have a higher interest rate than tax-exempt investments of a comparable term.


Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


The Funds may also invest up to 20% of its net assets in municipal securities the interest income from which is taxable or subject to the federal alternative minimum tax ("AMT bonds"). Normally, at least 80% of the Fund's net assets will be invested in securities whose interest income is not treated as a tax preference item under the federal individual alternative minimum tax. Fund distributions from interest on certain municipal securities subject to the alternative minimum tax, such as private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon your state and local tax laws.

                                       8
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                                       9
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                                       10

California Fund


California Fund seeks a high level of current income exempt from federal and California income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be comparable quality as determined by the Fund's Advisor, provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.

In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives.

As described in the California Fund's prospectus, the Fund will invest in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Advisor has not independently verified such information, the Advisor has no reason to believe that such information is not correct in all material respects.

Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

The combination of resurging exports, a strong stock market, and a rapidly growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act.

The 2001-02 Governor's Budget released on January 10, 2001, provided revised 2000-01 revenue and expenditure estimates (the "2001 Budget Act"). These estimates were further updated on May 14, 2001, with the release of the

May Revision to the Governor's Budget (the "May Revision") and at the time of adoption of the 2001 Budget Act in July, 2001. Those latest estimates projected General Fund revenues in 2000-01 of $78.0 billion, $4.1 billion above the 2000 Budget Act estimates and $1.1 billion above the 2001-02 Governor's Budget estimate, reflecting the continuing positive revenue impact of the State's strong economy through the end of calendar year 2000. Expenditures in 2000-01 were estimated to be $80.1 billion, about $1.3 billion above the Budget Act estimates. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 Special Fund for Economic Uncertainties (the "SFEU") balance, the budget reserve, would be approximately $6.3 billion, a substantial increase over the 2000 Budget Act estimate of $1.78 billion. This reserve however was virtually depleted to provide advances to support the Department of Water Resources power purchase program without the need for the General Fund to seek internal or external borrowing for that purpose.

Fiscal Year 2001-02 Budget

Background. The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01 (the "2002 Budget Act"). The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

The May Revision disclosed a reversal of the recent General Fund financial trend as a result of the slowdown in economic growth in the State beginning in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected that General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001 Budget Act. Most of the drop was attributed to reduced personal income tax revenues, reflecting both slower job and wage growth and a severe decline in capital gains and stock option income normally included in personal income tax statistics. Lower corporate earnings were projected to result in a drop in the corporate income tax, while sales taxes were projected to increase slightly.

Fiscal Year 2001 Budget Act. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million of General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

Some of the important features of the 2001 Budget Act were the following:

1. Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

Recent Developments

The terrorist attacks of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the U.S. as well as the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy is now a distinct possibility, with a corresponding reduction in State General Fund revenues, which had already started to appear before September 11. It is not possible at this time to project how much the State's economy may be further affected as a result of the attacks. The Department of Finance has stated that it will update its economic and revenue forecasts for the current 2001-02 fiscal year when the Governor's 2002-03 Budget is released on January 10, 2002.

The most recent economic report from the Department of Finance, issued in October, 2001, excluded any impact from the September 11 attacks. Although California has created more jobs than the rest of the nation in the past year, the report shows a decline in nonfarm employment in the State, with particular weakness in construction and manufacturing, particularly in the high technology sector. Since the May 2001 forecast (on which the 2001-02 Budget Act was based) was completed, General Fund revenues were below forecast by a net amount of $389 million (0.5%) for May and June, 2001 and by $608 million (3.8%) for July through September of the current 2001-02 budget year. These results were a reflection of economic conditions prior to the September 11 events.

Personal income tax revenues comprised $489 million of the $608 million overall revenue shortfall in the first quarter of the current fiscal year. The bulk of the decline in personal income tax revenue was attributable to quarterly estimated payments, including payments related to capital gains and stock option activity. In the second calendar quarter of 2001, the S&P 500 index (an indicator used by the Department of Finance to project capital gains income) averaged 1234, 4.8 percent higher than the assumed level of 1177 used in the May 2001 forecast. From July 1 through September 10, the S&P 500 index averaged 1185 or 3.1 percent below the assumed level of 1222 for the third calendar quarter. However, by the end of the quarter, the index had fallen below 1100. Continued stock market weakness could likely result in further decline in revenues from capital gains and stock options.

In addition, since enactment of the 2001 Budget Act, the Legislature has passed, and the Governor has signed into law, several additional spending bills or tax credits totaling an estimated $110 million for the General Fund for 2001-02. These reduced revenues and increased expenditures would, in the absence of offsetting expenditure reductions, reduce the budgeted reserve in the SFEU of $2.6 billion. If there appear to be significant pressures on the current year budget, the Administration may propose budgetary adjustments as part of the 2002-03 Governor's Budget to be released on January 10, 2002.

In preparing the 2002-03 Proposed Budget, the Governor informed all State agencies to prepare 15 percent reduction proposals. Such cuts would not, however, apply to public safety activities or certain other expenditures which are mandatory, such as debt service.

California Energy Matters

Development of the Power Supply Program

In mid-2000, wholesale electricity prices in California began to rise dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

In January, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and declared a state of emergency to exist. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January, 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

Financing the Power Supply Program

Between January 17, 2001 and October 15, 2001, DWR committed approximately $11.3 billion under the Power Supply Program. The Power Supply Program has been financed by: (i) unsecured, interest-bearing loans from the General Fund of the State ("State loans") aggregating $6.1 billion; (ii) secured loans from banks and other financial institutions aggregating $4.3 billion ("Interim loans"); and
(iii) DWR revenues from power sales to Customers aggregating approximately $2.5 billion through October 15, 2001. As of October 15, 2001, approximately $1.4 billion of proceeds from the Interim loans had not been contractually committed and was available for Power Supply Program expenditures, if needed.

DWR projected that its funds on hand at October 2001 and projected revenues appeared to be sufficient to finance the Power Supply Program on an ongoing basis. This projection was predicated in part on the assumption that timely and favorable CPU action will be taken to establish the portion of retail rates charged to Customers for power being sold by DWR as requested by DWR.

Interim loan requires principal to be repaid in installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement includes a number of covenants and requirements that DWR may be unable to comply with or fulfill or that are beyond the control of DWR, such as requirements that the CPUC take certain of the actions described under "CPUC Action" below by a certain date. The loan agreement does not provide for acceleration of scheduled payments of principal and interest on the Interim loans if DWR is in violation of the terms of the Interim loans, but the loan agreement does require interest rate increases that are included in DWR's projections.

The Interim loans were arranged in contemplation of the proposed sale of DWR revenue bonds (the "Bonds"). Net proceeds of the Bonds will be required to be used first, to repay the Interim loans, and second, to repay the State loans and provide working capital for the Power Supply Program. The timing of the Bond sales is uncertain. DWR is not able to predict whether it will be able to make all future payments of principal and interest on the Interim loans without additional rate increases if it is not able to secure a timely sale of the Bonds.

Pursuant to the initial financing arrangements included in the Power Supply Act, DWR is authorized to issue up to $13.4 billion aggregate principal amount of Bonds to finance and refinance the Power Supply Program, including repayment of the Interim loans and the State loans. The Bonds are to be limited obligations of DWR payable solely from revenues and other funds held after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. Revenues consist primarily of payments to DWR by Customers for electricity. In order to facilitate the financing, certain orders may need to be adopted by the CPUC. See "CPUC Action" below. Completion of the DWR bond sales is dependent upon a number of other factors, including potential legal challenges. While DWR initially hoped to sell the Bonds in the late summer or fall of 2001, delays as described below, including the CPUC's failure so far to approve a rate agreement with DWR, and potential challenges have moved the earliest likely bond sale date to 2002.

The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-02 fiscal year whether or not DWR repays the State loans during the fiscal year.

Power Supply Program after 2002

DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by the Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the Bonds are retired, DWR will sell electricity purchased under long-term contracts to Customers, but under current law DWR is not authorized to provide the balance of any net short required by the Customers (the "residual net short"). The Administration and the CPUC are developing plans to have the IOUs purchase the residual net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

CPUC Action

Under the California Public Utilities Code, the retail rates of the IOUs are established by the CPUC. The CPUC has authorized substantial rate increases in 2001. Under the Power Supply Act, DWR is directed to establish, revise and notify the CPUC of its revenue requirements for its sales of electricity and repayment of the DWR revenue bonds at least annually, and more frequently as required. In August, DWR submitted its revised revenue requirement to the CPUC. On August 21, 2001, PG&E filed suit contesting the DWR determination that its revenue requirement is just and reasonable in the absence of a public hearing.

On September 6, 2001, the CPUC adopted servicing agreements between DWR and SDG&E and SCE and a servicing order as to DWR and PG&E pertaining to the Power Supply Program. PG&E applied to the CPUC for and was denied a rehearing of the servicing order pertaining to it and has challenged that order in Bankruptcy court. On September 20, 2001, the CPUC adopted a decision suspending the right of customers to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity. The CPUC also adopted an interim rate order for SDG&E. Applications for rehearing of the order regarding customer choice have been denied by the CPUC. On October 4, 2001, DWR filed an application for rehearing of the CPUC's decision vacating an earlier CPUC decision interpreting the CPUC's responsibilities to implement DWR's revenue requirement pursuant to the Power Supply Act.

Currently pending before the CPUC are rate actions pertaining to SCE and PG&E (and, if necessary, SDG&E) and related matters, including the establishment of the portion of retail rates charged to Customers for power being sold by DWR (based upon DWR's revenue requirement). A proposed order approving a rate agreement between DWR and the CPUC with respect to DWR charges was rejected by the CPUC on October 2, 2001. The Administration is studying this action, and is considering its options. The timing of CPUC approvals or their effective dates may be affected by the PG&E lawsuit referred to above or appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWR's revenue bonds or the implementation of DWR's rates.

Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain debt obligations in the Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain debt obligations in the Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program.
Historically,  the Medi-Cal  program has  provided  for a  cost-based  system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These debt obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in December 1998 by Ernst & Young LLP, concluded, among other things, that although the fund would not meet California private insurance reserve standards, reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 1998, should maintain a positive balance over the long term.

Mortgages and Deeds. Certain debt obligations in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations in the Fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single-family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

8. Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in CITY OF WESTMINSTER V. COUNTY OF ORANGE, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in CITY OF WOODLAKE V. LOGAN, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the CITY OF WESTMINSTER and the CITY OF WOODLAKE decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake case.

In TRADERS SPORTS, INC. ET AL. V. CITY OF SAN LEANDRO, 93 Cal. App. 4th 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

In MCBREARTY V. CITY OF BRAWLEY, 59 Cal. App. 4th 1441, (Cal. Ct. App. 1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4th 809 (2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State

Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition  218.  On  November  5,  1996,  the  voters  of the  State  approved
Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to
Article II, section 9 of the California Constitution. Following Guardino, in this regard, the court held that these "balloting procedures" were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area..


Florida Fund


The Florida Fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the Fund invests at least 65% of net assets in Florida municipal securities and other securities that are exempt from the Florida intangible tax.


Florida Fund seeks a high level of current income exempt from federal income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Funds' Advisor, provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.

In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives.


As described in Florida Fund's prospectus, the Fund will invest in securities issued by the State of Florida or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of Florida. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to pay interest and repay principal on Florida securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

Florida has experienced substantial population increases as a result of migration to Florida from other areas of the United States and from foreign countries. This trend is expected to continue. Florida's growth was close to three times the national average during the 1980's and about two times the national average during the 1990's. This growth rate raised concerns about the need for resource management and conservation. The growth rate of Florida is expected to remain well above average for the indefinite future. According to the 2000 census report, Florida was the fourth most populous state in the nation with a population of 15 million. This represented an increase of 23.5% over its 1990 population of 12.9 million. In October 2001, Florida's population was approximately 16.5 million and the population is expected to increase another 15% to just over 19 million persons by the year 2010. Increases in State revenues will be necessary to meet the increased burdens on the various public and social services provided by the State of Florida.

Florida's ability to increase revenues and meet the needs of its population will depend in part on its ability to foster business and economic growth as well as to diversify its economy beyond its traditional reliance on agriculture and tourism. The current Florida Department of Labor and Employment Security statistics show that the State's non-farm labor force grew by 2.7% between October 2000 and October 2001, to a total of 7.35 million jobs, a slower rate of growth than occurred the prior year. The growth in Florida's service industry, including health care and business services, adds to the diversification of Florida's economy. Tourism continues to be an important element of Florida's economy. Visit Florida, the State's official tourism marketing agency, reported that over 74 million persons visited the State between July 1, 2000 and June 30, 2001, an increase of about 3 million visitors over the prior year. The number of tourists visiting Florida is affected by such factors as the weather in the northern states, the political and economic climate in foreign countries from which visitors come to Florida (e.g. Canada and South America) and the general state of the U.S. economy. It is still too early to judge the effects of the September 11, 2001 terrorist attacks and the general weakening of the United States economy over the past year on Florida's tourist industry. However, it is generally believed that fewer tourists visited Florida during October and November 2001 then did so during the same period the prior year.

Another important element of Florida's growth is the construction industry. There were 403,000 wage and salaried workers in construction in October 2001. This represents 10,000, or 2.6% more jobs than in October 2000. Construction spending generally, while up over 6% from 2000 to 2001, was expected to drop by about 2% between 2001 and 2002. Single-family housing starts were 162,000 through October of 2001, down slightly from 2000, and were estimated to decline further to 139,1000 in 2002.

In 1992 Florida voters approved a State constitutional amendment referred to as "Save Our Homes." This amendment limits ad valorem taxes on homestead properties and restricts the ability of taxing entities to increase real property taxes. While property taxes levied for payment of debt service are not restricted by the limitation, the overall creditworthiness of the governmental entity may be adversely affected. Taxing entities consisting primarily of residential areas, particularly school districts, and those entities close to their tax rate limitations are most likely to be adversely affected.

Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Further, in any given fiscal year state revenues may not grow more than the average annual growth rate in personal income over the prior five-year period. Any excess revenues are transferred to the State's Budget Stabilization Fund until that Fund reaches 10% of the general collections in the prior year. Any monies collected in excess of the 10% limit are to be refunded to taxpayers unless the legislature, by a two-thirds vote of each House, increases the size of the Fund. Although Florida does not currently impose an individual income tax, it does impose a corporate income tax that is allocable to the State, in addition to an ad valorem tax on intangible personal property and sales and use taxes. These taxes are a major source of funds to meet Florida's expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project. The State legislature has been reducing the ad valorem tax for the past few years, and it now stands at .1%. The tax was scheduled to be eliminated as of January 2002. However, in order to eliminate a State budget shortfall estimated over $1 billion, the tax, at its current rate of .1% has been extended.

The greatest single source of state tax receipts is the sales and use tax. This is projected to amount to $14.36 billion for fiscal year 2000-2001. However, in October 2001, this estimate was reduced to $13.87 billion, and the estimate of revenue from this tax was also reduced for fiscal year 2001-2002 from $15.3 billion to $14.7 billion. The sales and use tax is 6%. Approximately 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected. In addition, local governments may (by referendum) assess a 1% sales surtax within their county. The State legislature is expected to consider extensive revisions to the State's sales tax for the purpose of increasing the sales tax base.

Florida's 1997 settlement with the tobacco companies, as amended in 1998, is expected to total approximately $13 billion over a 25-year period. The settlement anticipates that Florida will use the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. In fiscal year 2000-2001 Florida received approximately $750 million from the settlement. The Tobacco Settlement Clearing Trust Fund was created by law effective May 26, 1999, and unencumbered tobacco funds were deposited into the fund and invested by the State Board of Administration. For fiscal year 2000-2001, after transferring some of the funds to its general revenue account and additional funds to cover a deficit in the State's Medicaid expenditures, the Fund showed a $22 million deficit for the year.

Despite Florida's rapid growth and recent acceleration in debt financing, the State's debt burden remains lower than that of other large population states. Net per capita full faith and credit debt payable from state revenues as of June 30, 2000 is $607.69, up from $601.60 on June 30, 1999 and $577.16 on June 30,
1998.

The State's economy should continue to benefit from population growth, economic diversification and an increase in foreign trade. However, these positive economic factors may be offset by the general economic circumstances of the country as a whole and by the effects of the September 11th World Trade Center bombings.

As of December 2000, the State's general obligation debt was rated Aa2 by Moody's and AA+ by S&P, the same ratings as at December 1999.


New York Fund


New York Fund seeks a high level of current income exempt from federal income taxes and, New York State and New York City personal income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Funds' Advisor, provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.

In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives.


Portfolio Maturity. There are market and investment risks with any security and a Fund's return and net asset value will fluctuate over time. Normally, the value of a Fund's investments varies inversely with changes in interest rates. There can be no assurance that the objective of any Fund will be achieved.

The maturity of a security held by a Fund will generally be considered to be the time remaining until repayment of the principal amount of such security, except that a security will be treated as having a maturity earlier than its stated maturity date if it has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of the Fund's Advisor, will result in the security being valued in the market as though it has the earlier maturity. Intermediate-term securities generally are more stable and less susceptible to changes in market value than longer-term securities although they in most cases offer lower yields than securities with longer maturities. A Fund may take full advantage of the entire range of maturities of Municipal Securities and may adjust the average maturity of its investments from time to time, depending on the Advisor's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, a Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities in anticipation of a decline in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should a Fund deem it desirable to purchase or sell securities.

As described in the New York Fund's prospectus, the Fund will invest in bonds issued by the State of New York or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

Special Considerations Relating to New York Municipal Obligations


Some of the  significant  financial  considerations  relating  to the  New  York
Tax-Free Income Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The State of New York's current fiscal year began on April 1, 2001 and ends on March 31, 2002. The most recent published update to the Annual Information Statement was November 8, 2001. The Division of the Budget (DOB) cautions that the estimates in this update to the Annual Information Statement related to the World Trade Center disaster are preliminary and subject to significant revisions as more information becomes known. The State of New York will continue to revise its current spending and revenue estimates in future Financial Plan Updates as the fiscal and economic impact of the attacks becomes clearer.

Recent Events. DOB expects the terrorist attacks of September 11, 2001 will depress, at least temporarily, the expected growth in State tax receipts. DOB projects that the loss of State tax receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion in the next fiscal year as a result of disruptions to business activity and tax payment processes. DOB has assumed a projected revenue loss in the current fiscal year at $1.63 billion, which is offset in part by Legislative actions in October 2001 that provided $114 million in additional revenues and $20 million in expenditure savings. The Governor of New York (the "Governor") has outlined a plan to reduce projected State spending by at least $3 billion in the next eighteen months by imposing a strict hiring freeze, offering incentives for early retirement, refinancing certain State debt obligations, and cutting non-essential State expenditures. However, the Financial Plan described below does not yet reflect any savings anticipated in the current year from these actions. Accordingly, the State will draw upon $1.50 billion of existing General Fund reserves to cover the projected current-year shortfall in revenues. As such reserves are used, the General Fund closing balance will decrease and such reserves will be unavailable to guard against financial plan risks in future fiscal years.

The lower revenue projections are based on a revised economic forecast that projects (a) dramatic losses in income earned by financial sector employees, (b) the relocation and loss of over 100,000 high-paying jobs out of New York, (c) significant advertising losses for media companies based in New York City, (d) a prolonged loss of up to half of tourist dollars spent in the City, and (e) a national economy in recession. Prior to the World Trade Center disaster,



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

DOB projected total General Fund tax receipts of almost $39 billion in fiscal year 2001-02. If receipts were to fall by $3 billion in fiscal year 2001-02 and $6 billion in fiscal year 2002-03 as a consequence of the World Trade Center attacks (the upper limit of the current estimate), it would represent a decline in tax revenues of 7.4 percent and 15 percent, respectively, compared the pre-September 11th forecast.

The State and City are requesting federal aid to help respond to the World Trade Center disaster, including: $12 billion in aid to compensate for the projected loss of City and State tax revenues that is expected to result from the attacks; $34 billion (less insurance in direct assistance for disaster recovery, debris removal, infrastructure rebuilding, and related activities at the World Trade Center site; and $8 billion to stimulate the State economy and provide essential services in the wake of the attacks. Assistance in the latter category would include grants and tax incentives to build in lower Manhattan and retain employees in the State; federal aid for costs of health coverage, unemployment insurance, and workers' compensation; and funding for various State transportation projects. On November 2, 2001, the federal government made available $700 million in community development block grant funds to assist New York City businesses affected by the disaster and to stimulate economic activity.

On October 24, 2001, the State enacted legislation that is intended to bolster the State's economy, create jobs, maintain essential services, and help begin to meet the fiscal challenges resulting from the terrorist attacks.

In addition, the October legislation included new gaming measures to help stimulate the economy and reduce the fiscal impact on the State and local governments of the national economic decline. These new measures are expected to generate revenues starting no sooner than fiscal year 2002-2003 and include authorization to build up to six new casinos on Native American lands, to install video lottery terminals at several New York racetracks, to allow New York to participate in a multi-State lottery game, and to issue bonds under a new, lower-cost, revenue bond financing structure. No revenue from these new measures is expected within the current fiscal year.

The State plans to take the actions necessary to maintain budget balance during the 2001-02 fiscal year. The State Constitution requires the Governor to submit a balanced budget and cash-basis Financial Plan for 2002-03 with the Executive Budget. The State does not believe the terrorist attacks or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.

The ramifications of the terrorist attack in New York raise many complex issues related to State finances. DOB expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of federal aid and other assistance, the State enacted $5.5 billion in appropriations on September 13, 2001. It has also authorized $2.5 billion in additional bonding authority for the New York City Transitional Finance Authority (TFA) to fund City costs related to or arising from the terrorist attack.

The terrorist attack in New York City may have materially adverse consequences for the State, but at this time it is not possible to provide a definitive assessment. It is expected that a number of economic sectors that generate State tax revenues will be disrupted temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the 2001-02 Financial Plan and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's wartime preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001, which is likely to be exacerbated by the terrorist attacks. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and are likely to fall substantially below earlier expectations.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

The United States Congress is currently contemplating an economic stimulus package. If enacted, certain components of the package may adversely affect State tax revenues. The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

The DOB expects to revise its projections of receipts and disbursements relating to the 2001-02 Financial Plan as the impact of the terrorist attack in New York becomes clearer. Actual results, therefore, could differ materially and adversely from the projections set forth in this update to the Annual Information Statement. In the past, the State has taken management actions to address potential financial plan shortfalls, and has begun to take similar actions now to avoid adverse variances in its projections for the current fiscal year.

State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

The cataclysmic events of September 11 have had a substantial negative impact on the New York City, State, and national economies. DOB now believes that the U.S. economy is in recession and will be through early 2002. As



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

the epicenter of the September 11 attacks, the New York State economy is bearing the brunt of the consequent employment losses.

DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to grow a modest 0.4 percent for 2001 and decline 1.2 percent for 2002.

DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. The decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth 2.8 percent for 2001, followed by growth of 1.3 percent for 2002.

The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

State Budget. The State Constitution requires the Governor to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99 and 1999-2000). The 2001-02 Executive Budget, as amended, projected budget gaps of $2.49 billion in 2002-03. DOB's current analysis suggests that this gap may increase by $2 billion to $6 billion as a result of the terrorist attacks. The current analysis does not reflect the impact of actions proposed by the Governor, including a hiring freeze, early retirement incentives, and other measures, that are intended to save $3 billion over the next eighteen months.

The State ended its 2000-2001 fiscal year on March 31, 2001 with an available cash surplus of $2.73 billion in the General Fund as reported by DOB. Of this balance, $80 million from the surplus was deposited into the State's Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). The Governor has proposed setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

The 2001-02 Financial Plan projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.09 billion, an increase of $2.21 billion, over 2000-01. The World Trade Center disaster is expected to have a profoundly negative impact on the New York economy which will result in a significant, previously unanticipated drain on tax receipts of $1.63 billion. This loss is partially offset by legislative action in October to eliminate the negative impact on receipts from the Tennessee Gas Pipeline court case. General Fund disbursements, including transfers to other funds, are projected to grow to $41.97 billion, an increase of $2.28 billion over 2000-01. Spending from all Governmental Funds is expected to increase by $4.52 billion to $84.27 billion.

Growth in spending occurs throughout the 2001-02 Financial Plan, with education programs receiving the largest share of increased funding. School aid will grow by $979 million or 8.5 percent over the prior year (on a State fiscal year basis). Outside of education, the largest growth in spending is for Medicaid ($398 million). All other spending grows by $504 million over 2000-01 levels.

The 2001-02 Financial Plan projects a closing balance in the General Fund of $1.22 billion, comprised of $1.48 billion in new reserve for economic uncertainties; $19 million in undesignated reserves to cover projected revenue short falls in fiscal year 2001-02 related to the World Trade Center attacks; $627 million in the Tax Stabilization Reserve Fund ("TSRF"); $281 million in undesignated reserves; $151 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks); $142 million in the Community Projects Fund ("CPF") (which finances legislative initiatives); and $14 million in the Universal Pre-Kindergarten Fund.

For the 2000-01 fiscal year, the closing balance in the General Fund was $1.10 billion. This closing balance is comprised of $627 million in TSRF (after an $80 million deposit in 2000-01); $150 million in CRF; $292 million in the CPF; and $29 million in the Universal Pre-Kindergarten Fund. In addition to the $1.10 billion balance in the General Fund, the State had $3.52 billion in the tax refund reserve account at the end of 2000-01. The closing balance excludes a $1.2 billion for reserve in the School Tax Relief (STAR) Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (?DRRF?).

Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The State's projected levels of debt issuances and debt service costs for 2000-01 and 2001-02 are well below the debt caps and limitations imposed by the Debt Reform Act.

Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

The 2000-01 Financial Plan reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State's Financial Plans forecasts. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

An ongoing risk to the 2001-02 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contained projected reserves of $150 million in 2001-02 for such events, but assumed no significant federal disallowances or other federal actions that could affect State finances.

The Health Care Financing Administration issued a final rule on January 12, 2001 that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit methodology. It is anticipated that the implementation of this rule would require the State to phase-out most of its nursing home Intergovernmental Transfer payments over a five-year period beginning in fiscal year 2002-03. Upon full implementation of this rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

The State's Financial Plans assume the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

The State's historical financial results for the 1999-2000 are as follows. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.



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

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of



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his constitutional line item veto authority;  (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (8) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor (This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year).

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 Financial Plan. The State believes that the proposed 2001-02 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2001-02 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2001-02 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 Financial Plan.

Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

On November 23, 1998, the attorneys  general for forty-six states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.



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For  purposes of analyzing  the  financial  condition of the State,  debt of the
State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. Continuing recovery, cleanup and repair efforts following the September 11 attack on the World Trade Center will result in substantial expenditures for New York City (the "City"). The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which is for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. As of October 24, 2001, the President had released about $2.5 billion of emergency funds for the City and the State, including $2 billion for emergency response and debris removal, and has submitted legislation to Congress for an additional $6.3 billion of emergency funds for the City and the State, including $2.1 billion for debris removal, $1.75 billion for subway and road repair, and $1 billion for building repairs. The amount of City costs resulting from the September 11 attack is expected to substantially exceed the amount of federal aid and State resources that, as of October 24, 2001, have been identified by the federal and State governments as available for these purposes. The City has preliminarily estimated that expenditures related to the September 11 attack will be $11.41 billion for: the police, fire and sanitation department and other agencies; anti-terrorist preparedness; emergency construction contracts for demolition, debris removal, stabilization and remediation of the World Trade Center site; business retention and rebuilding; and reconstruction initiative and other City costs. The State and the City are seeking up to $54 billion of federal resources to compensate for expenditures related to the September 11 attack, to provide for essential services and to stimulate the State economy. The State and City request includes $34 billion (less insurance) for rebuilding infrastructure, disaster recovery and debris removal and related activities at the World Trade Center site and additional amounts to provide essential services and to stimulate the State economy, including grants and tax incentives to build in lower Manhattan and retain employees in the State, federal aid for costs of health coverage, unemployment insurance and worker's compensation and funding for various State transportation projects.

Prior to the events of September 11, the national and local economic had been weakening, reflecting lower business investment, increased unemployment and, recently a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased substantially the risk of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from federal, State, City and other sources which will be required.

The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to



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the public again until 1979. In 1975,  S&P suspended its A rating of City bonds.
This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. However, the national economy began to slow in late 2000, and the City's economy has slowed somewhat in 2001. In addition, Wall Street profitability in 2001 is projected to be below the record level set in 2000, and the City enacted additional tax reductions. Thus, the City's revenue is expected to decline during its 2001-02 fiscal year.

Based on preliminary estimates released October 9, 2001, which are subject to revision as additional information becomes available, the City's Office of Management and Budget has prepared a preliminary update to the Financial Plan for fiscal year 2002 to reflect developments since the publication of the Financial plan on June 13, 2001. The June 2001 Financial Plan projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in 2003, $2.6 billion in 2003, and $2.2 billion in 2005. The Preliminary Update projects a possible budget gap of $1.63 billion for fiscal year 2002, which reflects, among other things, preliminary projected tax revenue shortfalls, as a result of the September 11 attack, totaling $1 billion. The Preliminary 2002 Update also sets forth gap-closing actions totaling $1.63 billion for fiscal year 2002, which includes the Mayor setting aside $1 billion from the City's expense budget as a reserve, which will not be available for agency spending.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up



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its budget  deficits.  Although the City has  consistently  maintained  balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2004-05.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.





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Massachusetts Fund

Massachusetts Fund seeks income that is exempt from Massachusetts personal and regular federal income taxes. The Fund pursues its objective by investing at least 80% of its net assets in securities of Massachusetts municipalities and in other securities that are commonly considered to have similar tax status. In pursuit of its objective, the Fund expects to invest principally in Massachusetts municipal securities that are rated A or better by Moody's, S&P or Fitch. There can be no assurance that the objective of the Fund will be achieved or that all income to shareholders which is exempt from regular federal income taxes will be exempt from state income or local taxes or that income exempt from regular federal income tax will be exempt from the federal alternative minimum tax.

The Fund's portfolio consists primarily of obligations issued by municipalities located in the Commonwealth of Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to Massachusetts residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from Massachusetts state personal income as well as regular federal income taxes. Because the Fund is intended for investors subject to Massachusetts personal income tax and federal income tax it may not be appropriate for all investors and is not available in all states. As described below in "Scudder Massachusetts Tax-Free Fund's Investments," the Fund may also invest in taxable obligations.

Normally, at least 75% of the municipal securities purchased by the Fund will be investment-grade quality which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch, or if unrated, judged by the Advisor, to be of equivalent quality.

The Fund may invest up to 25% of its total assets in fixed-income securities rated below investment-grade; that is, rated below Baa by Moody's or below BBB by S&P or Fitch, or in unrated securities of equivalent quality as determined by the Advisor. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent.

It is a fundamental policy, that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), that at least 80% of the net assets of the Fund will be normally invested in municipal securities of issuers located in Massachusetts and other qualifying issuers including Puerto Rico, the U.S. Virgin Islands and Guam ("Massachusetts municipal securities") under normal market conditions. The Fund generally will invest in those Massachusetts municipal securities the income from which is, in the opinion of bond counsel rendered on the date of issuance, exempt from both Massachusetts personal income tax and regular federal income tax. These securities include municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which may be issued to finance projects owned or used by either private or public entities and which include bonds issued to finance industrial enterprises and pollution control facilities.

The Fund may invest in other municipal securities such as variable rate demand instruments, as well as municipal notes of issuers located in Massachusetts and other qualifying issuers, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax.



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Under  normal  market  conditions,  the  Fund  expects  100%  of  its  portfolio securities to consist of Massachusetts municipal securities. However, if defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments,
including  U.S.   Government   obligations  and  money  market  instruments  and
repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized.

The Fund may temporarily invest more than 20% of its net assets in taxable securities during periods which, in the Advisor's opinion, require a defensive position. It is impossible to accurately predict how long such alternative strategies may be utilized.

The Fund may also invest up to 20% of its net assets in municipal securities the interest income from which is taxable or subject to the alternative minimum tax ("AMT bonds"). Normally, at least 80% of the Fund's net assets will be invested in securities whose interest income is not treated as a tax preference item under the individual alternative minimum tax. Fund distributions from interest on certain municipal securities subject to the alternative minimum tax, such as private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon your state and local tax laws.

The Fund may invest in third party puts, and when-issued or forward delivery securities, which may involve certain expenses and risks, including credit risks. The Fund may also enter into repurchase agreements, reverse repurchase agreements and stand-by commitments which may involve certain expenses and risks, including credit risks. None of these securities and techniques is expected to comprise a major portion of the Fund's investments. In addition, the Fund may purchase indexed securities and may engage in strategic transactions.

The Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Advisor, subject to the Trustees' supervision, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term.

Furthermore, all of the Fund's portfolio obligations, including short-term obligations, will be (a) rated at the time of purchase within the six highest grades assigned by Moody's, S&P or Fitch, (b) if not rated, judged at the time of purchase by the Advisor, to be of a quality comparable to the six highest ratings of Moody's, S&P or Fitch and to be readily marketable, or (c) issued or guaranteed by the U.S. Government. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

During the fiscal year ended March 31, 2001, based upon the dollar-weighted average ratings of the portfolio holdings at the end of each month during that period, the Fund had the following percentage of its net assets invested in debt securities rated below investment-grade (or if unrated, considered by the Advisor to be equivalent to rated securities): 1% CCC and 5% unrated.

The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's objectives will be achieved.

High Quality Bonds

High quality bonds, those within the two highest of the quality rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium-grade bonds are considered to have speculative characteristics. While some lower-grade bonds (so-called "junk bonds") have produced higher yields in the past than investment-grade bonds, they are considered to be predominantly speculative and, therefore, carry greater risk.

The Fund's investments must also meet credit standards applied by the Advisor. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

Municipal Obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. Interest on municipal obligations issued by Massachusetts issuers is generally exempt from Massachusetts personal income tax. The four principal classifications of municipal obligations are:

1. Municipal Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, such financing provides for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

2. Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Industrial development and pollution control bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to Massachusetts Fund's current intention not to invest in municipal securities whose investment income is taxable or subject to the Fund's 20% limitation on investing in AMT bonds. For the purposes of the Fund's investment limitation
regarding   concentration  of  investments  in  any  one  industry,   industrial
development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

3. Other Municipal Obligations. There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

The Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Fund, or (3) to maintain an investment grade investment portfolio. A bank that issues a repurchase commitment may receive a fee from the Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that the Fund may purchase are payable on demand on not more than thirty calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will determine the variable rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Advisor may determine that an unrated variable rate demand instrument meets the Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the Fund. The Advisor will reevaluate each unrated variable rate demand instrument held by the Fund on a quarterly basis to determine whether it continues to meet the Fund's quality criteria.

The value of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should minimize changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with the comparable portfolio of fixed income securities. The Fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instrument held by the Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

4. General Considerations. An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

Obligations purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable contained in the Fund's investment restrictions. The Advisor determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. In addition, Stand-by Commitments and demand obligations also enhance marketability.

For the purpose of the Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

The Fund expects that it will not invest more than 25% of its total assets in municipal obligations the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Fund may invest more than 25% of its total assets in municipal obligations of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations, rather than factors affecting all, or broad classes of, municipal obligations.

The Fund may invest up to 25% of its total assets in fixed-income securities rated below investment grade, that is, below Baa by Moody's, or below BBB by S&P or Fitch, or in unrated securities considered to be of equivalent quality. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent. Securities rated below BBB are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher-quality fixed-income securities. In addition, the trading market for these securities is generally less liquid than for higher-rated securities and the Fund may have difficulty disposing of these securities at the time they wish to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing their portfolios and calculating their net asset values.

Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such a period, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

It is expected that a significant portion of the junk bonds acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Management Strategies

In pursuit of its investment objective, the Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield, and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Advisor, subject to the Trustees' review, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term. The primary strategies employed in the management of the Fund's portfolio are:

Emphasis on Credit Analysis. As indicated above, the Fund's portfolio will be invested in municipal obligations rated within, or judged by the Funds' Advisor to be of a quality comparable to, the six highest quality ratings categories of Moody's, S&P or Fitch, or in U.S. Government obligations. The ratings assigned by Moody's, S&P or Fitch represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and are not absolute standards of quality. Furthermore, even within this segment of the municipal obligation market, relative credit standing and market perceptions thereof may shift. Therefore, the Advisor believes that it should review continuously the quality of municipal obligations.

The Advisor has over many years developed an experienced staff to assign its own quality ratings which are considered in making value judgments and in arriving at purchase or sale decisions. Through the discipline of this procedure the Advisor attempts to discern variations in credit ratings of the published services and to anticipate changes in credit ratings.

Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal obligations of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Advisor's expectations of changes therein. To the extent that the Fund invests in short-term maturities, capital volatility will be reduced.

Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal obligations of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These disparities in yield relationships may afford opportunities to implement a flexible policy of trading the Fund's holdings in order to invest in more attractive market sectors or specific issues.

Market Trading Opportunities. In pursuit of the above the Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Advisor believes that such transactions, net of costs, would further the attainment of the Fund's objective. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them. The Fund will limit its voluntary short-term trading to the extent such limitation is necessary for it to qualify as a "regulated investment company" under the Internal Revenue Code.

Special Considerations

Income Level and Credit Risk. Yield on municipal obligations depends on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Because the Fund holds primarily investment grade municipal obligations, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities;

investment grade securities, however, may include securities with some speculative characteristics. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy laws, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. The Fund may invest in municipal securities rated B by S&P, Fitch or Moody's although it intends to invest principally in securities rated in higher grades. Although the Fund's quality standards are designed to reduce the credit risk of investing in the Fund, that risk cannot be entirely eliminated. Shares of the Fund are not insured by any agency of Massachusetts or of the U.S. Government.

The following information as to certain Massachusetts risk factors is given to investors in view of the Fund's policy of concentrating its investments in Massachusetts issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers and other sources believed to be reliable. No independent verification has been made of the following information.

The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments of Massachusetts issuers. In 1989, Massachusetts experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates in Massachusetts. All sectors of the economy experienced job losses, including high technology, construction and financial industries. In addition, the economy experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. Massachusetts has shifted to a more service-oriented economy faster than the nation as a whole over the past ten years. The unemployment rate for the Commonwealth for 1996 was 4.3%; it fell to 4.0% in 1997, 3.3% in 1998 and 3.1% in 1999. The national unemployment rate was 5.4% in 1996, 4.9% in 1997, 4.5% in 1998 and 4.2% in 1999. During the 1989 to
1991 recession, real income levels declined in Massachusetts. Since 1991, however, real personal per capita income levels in Massachusetts generally have increased faster than the national average. Massachusetts had the third highest level of per capital personal income in the United States in 1995 and 1997.


State Economy. Throughout much of the 1980s, the Commonwealth had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. Economic growth in the Commonwealth slowed in the late 1980s and early 1990s but outpaced that of the nation as a whole in 1997 and 1998. Current economic indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. The unemployment rate for the Commonwealth as of November 1999 was 3.2% compared to a national rate of 4.1%. The unemployment rate is expected to average approximately 3.0% through fiscal 2000 and to remain near that level in fiscal 2001. In addition, employment in manufacturing increased by almost 2% in 1997, and another 2.2% in 1998. Per capita personal income has shown growth rates of 6.2% in 1996, 6.0% in 1997, 5.1% in 1998 and 5.4% in 1999.


Major infrastructure projects are anticipated in the Commonwealth over the next several years. It is currently anticipated that the federal government will assume responsibility for approximately $7.049 billion of the estimated $13.513 billion cost of projects including the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The current estimated date of completion of this project is 2004. In 1997, a law was passed authorizing the Commonwealth to spend up to $609 million for the design and construction of a new convention facility in South Boston. At the same time, $49.5 million was authorized for the expansion and renovation of the Springfield Civic Center, and $19 million was reimbursed to the City of Worcester for construction of a new convention center. Revenue bonds used to finance these three facilities will be paid from various parking receipts, car rental surcharges, hotel taxes and sales taxes in business located in and around the facilities.

The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. The Commonwealth funds several other authorities in part or in whole and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.

Commonwealth spending exceeded revenues in each of the five fiscal years commencing fiscal 1987. In particular, from 1987 to 1990, spending in five major expenditure categories (Medicaid, debt service, public assistance, group health insurance and transit subsidies) grew at rates in excess of the rate of inflation for the comparable period. In addition, the Commonwealth's tax revenues during this period repeatedly failed to meet official forecasts. For the budgeted funds, operating losses in fiscal 1987 and 1988, of $349 million and $370 million, respectively, were covered by surpluses carried forward from prior years. The operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.251 billion, respectively, were covered primarily through deficit borrowings. During that period, operating fund balances declined from a budget surplus of $1.072 billion in fiscal 1987 to a deficit of $1.104 billion for the fiscal year ending 1990.

For the fiscal year ended June 30, 1991, total operating revenues of the Commonwealth increased by 13.5% over the prior year, to $13.878 billion. This increase was due chiefly to state tax increases enacted in July 1990 and to a substantial federal reimbursement for uncompensated patient care under the Medicaid program. 1991 expenditures also increased over the prior year to $13.899 billion resulting in an operating loss in the amount of $21.2 million. However, after applying the opening fund balances created from proceeds of the borrowing that financed the fiscal 1990 deficit, no deficit borrowing was required to closeout fiscal 1991.

For the fiscal year ended June 30, 1992, the budgeted operating funds ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million and with a surplus of $549.4 million, when such excess is added to the fund balances carried forward from fiscal 1991.

The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to 1993, while tax revenues increased by 4.7% for the same



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
period. In July 1992, tax revenues had been estimated to be approximately $9.685 billion for fiscal 1993. This amount was subsequently revised during fiscal 1993 to $9.940 billion.

Commonwealth budgeted expenditures and other uses in fiscal 1993 totaled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures.

For the fiscal year ended June 30, 1993, after payment of all Local Aid and retirement of short-term debt, the Commonwealth showed a year-end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million.

The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $15.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.

Commonwealth budgeted expenditures and other uses in fiscal 1994 totaled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

For the fiscal year ended June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

Fiscal 1995 tax revenue collections totaled $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, and approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues collected in fiscal 1995 totaled $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

The Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $446.4 million resulting in aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.173 billion. Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.327 billion, including tax revenues of approximately $12.049 billion, approximately $365 million higher than prior official estimate in May, 1996. Budgeted revenues and other sources increased by approximately 5.7% from fiscal 1995 to fiscal 1996, while tax revenues increased by approximately 7.9% for the same period. Income tax withholding payments increased by approximately 8.0% from fiscal 1995, and total income tax collections by approximately 12.3%. Budgeted expenditures and other uses in fiscal 1996 totaled approximately $16.896 billion, an increase of approximately $645.7 million, or 4.0%, over fiscal 1995.

The fiscal 1996 year-end transfer to the Stabilization Fund amounted to approximately $179.4 million, bringing the Stabilization Fund balance to approximately $627.1 million, which exceeded the amount that can remain in the Stabilization Fund by law, $543.3 million. In fiscal 1997, the statutory ceiling on the Stabilization Fund was raised from 5% of total tax revenues to 5% of total budgetary revenues. At the end of fiscal 1997, the Stabilization Fund's balance was $799.3 million. Under state finance law, year-end surplus amounts (as defined in the law) in excess of the amount that can remain in the Stabilization Fund are transferred to the Tax Reduction Fund, to be applied, subject to legislative appropriation, to the reduction of personal income taxes.

The budgeted operating funds of the Commonwealth ended fiscal 1997 with a surplus of revenues and other sources over expenditures and other uses of $221.0 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.394 billion. Budgeted revenues and other sources for fiscal 1997 totaled approximately $18.170 billion, including tax revenues of $12.864 billion, an increase of approximately 6.8% over fiscal 1996. Commonwealth budgeted expenditures and other uses in fiscal 1997 totaled $17.949 billion. At the end of fiscal 1997, the Commonwealth showed a year-end cash position of approximately $902.0 million, which did not include the aforementioned Stabilization Fund ending balance of $799.3 million.

The budgeted operating funds of the Commonwealth ended fiscal 1998 with a surplus of revenues and other sources over expenditures and other uses of $798.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.192 billion. Budgeted revenues and other sources for fiscal 1998 totaled approximately $19.8 billion, including tax revenues of $14.026 billion. Commonwealth budgeted expenditures and other uses in fiscal 1998 totaled $19.002 billion. At the end of fiscal 1998, the Commonwealth showed a year-end cash position of approximately $1.579 billion, which did not include the Stabilization Fund's ending balance of $1.140 billion.

According to the statutory basis of accounting, the Commonwealth's budgeted fund's balance at the close of fiscal 1999 was $2.112 billion, which did not include the Stabilization Fund's ending balance of almost $11.4 billion. The Stabilization Fund's balance ranks among the five largest in the nation.

Beginning in 1989, S&P and Moody's lowered their ratings of the Commonwealth's general obligation bonds from AA+ and Aa, respectively, to BBB and Baa, respectively. In March 1992, S&P placed the Commonwealth's general obligation and related guaranteed bond ratings on CreditWatch with positive implications, citing such factors as continued progress towards balanced financial operations and reduced short-term borrowing as the basis for the positive forecast. In January 2000, the Commonwealth's bonds were rated Aa2 by Moody's, AA- by S&P and Fitch. From time to time, the rating agencies may further change their ratings.

State Budget. The fiscal 2000 budget contained tax cuts with an aggregate fiscal cost of approximately $135 million, including a proposal to cut the tax rate on earned and unearned income from 5.95% to 5.00% over three years. Budgeted revenues and other sources to be collected in fiscal 2000 totaled $21.315 billion. This amount includes fiscal 2000 tax revenues of $14.459 billion. Collections through December 1999 totaled $7.03 billion, up 4.9% or $330 million, from the same period in fiscal 1999.

Fiscal 2000 non-tax revenues are projected to total $5.782 billion, an increase of approximately 2.6% over fiscal 1999 non-tax revenues after adjusting for the shifts to and from certain non-budgeted items. Federal reimbursements increased by more than $160 million, from $3.441 billion in fiscal 1999 to $3.606 billion in fiscal 2000.

On January 26, 2000 the Governor submitted the proposed budget for the 2001 fiscal year. Budgeted revenues and other sources to be collected in fiscal 2001 are estimated by the Executive Office for Administration and Finance to be approximately $21.315 billion. This amount includes estimated fiscal 2001 revenues of $14.903 billion, a decrease of $385 million from projected Fiscal Year 2000 levels. This projection incorporates proposed tax cuts of $135 million.

Fiscal 2001 non-tax revenues are projected to total approximately $6.412 billion, approximately $340 million more than fiscal 2000 non-tax revenues after adjusting for the shifts to and from certain non-budgeted items. Federal reimbursements increase by approximately $202 million, from approximately $3.606 billion in fiscal 2000 to $3.808 billion in fiscal 2001. The fiscal 2001 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured.

Debt Limits and Outstanding Debt. Growth of tax revenues in the Commonwealth is limited by law. Tax revenues in each of fiscal years 1988 to 1992 were lower than the limits set by law. In addition, during each of the fiscal years 1989 through 1991, the official tax revenue forecasts made at the beginning of the year proved to be substantially more optimistic than the actual results. The fiscal 1992 budget initially was based on the joint revenue estimate of $8.292 billion, a 7% decrease from 1991, while actual tax revenues were $9.484 billion, a 5.4% increase over fiscal 1991. The fiscal 1993 budget initially was based on the joint revenue estimate of $9.685 billion, an increase of 2.1% over 1992. The actual 1993 tax revenues were $9.930 billion, a 4.7% increase over 1992. On May 13, 1993, the tax revenue forecast of the Chairpersons of the House and Senate Ways and Means Committees and the Secretary for Administration and Finance for fiscal 1994 was $10.540 billion, an increase of 6.1% over 1993. Actual fiscal 1994 tax revenues were $10.607 billion, a 6.8% increase over fiscal 1993.

In May 1994, the Chairpersons of the House and Senate Ways and Means Committees and the Secretary for Administration and Finance jointly endorsed an estimate of tax revenues for fiscal 1994 of $11.328 billion, an increase of $634 million, or 5.9%, from then expected tax revenues for fiscal 1994 of $10.694 billion. The fiscal 1995 budget was based upon this tax revenue estimate, less $19.3 million of tax cuts signed by the Governor in the fiscal 1995 budget. Fiscal 1995 tax revenue collections were approximately $11.163 billion. Fiscal 1996 tax revenue collections were $12.049 billion. Fiscal 1997 tax revenue collections were $12.864 billion. Fiscal 1998 tax revenue collections were $14.026 billion. Fiscal Year 1999 tax revenue collections were $14.292 billion. For Fiscal Year 2000, tax revenue collections were $7.03 billion through December 1999 and are expected to total $15.288 billion. Fiscal 2001 tax collections are projected to total $14.903 billion.

Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth may have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for payment of principal of and interest on general obligation debt of the Commonwealth was limited to 10 percent of such appropriation. Bonds in the aggregate principal amount of $1.399 billion issued in October and December, 1990, under Chapter 151 of the Acts of 1990 to meet the fiscal 1990 deficit are excluded from the computation of these limitations, and principal of and interest on such bonds are to be repaid from up to 15% of the Commonwealth's income receipts and tax receipts in each year that such principal or interest is payable.

Furthermore, certain of the Commonwealth's cities and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. For example, due in large part to prior year cutbacks, the City of Chelsea was forced into receivership in September 1991. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

The Commonwealth currently has two types of bonds and notes outstanding: general obligation debt and special obligation debt. Special obligation revenue debt consists of special obligation revenue bonds ("Special Obligation Bonds") issued under Section 20 of Chapter 29 of the Massachusetts General Laws (the "Special Obligation Act") which may be secured by all or a portion of the revenues credited to the Commonwealth's Highway Fund. The Commonwealth has issued Special Obligation Bonds secured by a pledge of 6.86 cents of the Commonwealth's 21-cent gasoline tax. Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt; (b) Commonwealth-guaranteed debt; or
(c) indirect obligations. Indirect obligations consist of (i) obligations of the Commonwealth to fund capital reserve funds pledged to certain Massachusetts Housing Finance Agency bonds, (ii) the obligation of the Commonwealth, acting through the Higher Education Coordinating Council ("HECC"), to fund debt service, solely from moneys otherwise appropriated to HECC, on certain community college program bonds issued by the Massachusetts Health and Educational Facilities Authority, (iii) the obligation of the Commonwealth, acting through the Executive Office of Public Safety ("EOPS"), to fund debt service from amounts appropriated by the Legislature to EOPS, on certificates of participation issued to finance the new Plymouth County Correctional Facility, and (iv) the obligation of the Commonwealth to make lease payments from amounts appropriated by the Legislature with respect to the Massachusetts Information Technology Center in the city of Chelsea, Massachusetts. In addition, the Commonwealth has liabilities under certain tax-exempt capital leases. Commonwealth-guaranteed debt consists of certain liabilities arising out of the Commonwealth's guarantees of the bonds of the two higher education building authorities and certain bond anticipation notes of the Massachusetts Turnpike Authority. Commonwealth-supported debt arises from statutory requirements from payments by the Commonwealth with respect to debt service of the Massachusetts Bay Transportation Authority (including the Boston Metropolitan District), the Massachusetts Convention Center Authority, the Massachusetts Government Land Bank, the Steamship Authority and certain regional transit authorities. Hence, the Commonwealth's fiscal condition could adversely affect the market values and marketability of, or result in default in payment on, obligations of certain authorities and agencies.

Local Governments. Proposition 2 1/2, an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, constrains levels of property taxation and limits the charges and fees imposed on cities and towns by certain governmental entities, including county governments. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. While many communities have responded to the limits of Proposition 2 1/2 through statutorily permitted overrides and exclusions (such as exclusion of debt service on specific bonds and notes), Proposition 2 1/2 has and will continue to restrain significantly the ability of cities and towns to pay for local services, including certain debt service. To mitigate the impact of Proposition 2 1/2 on local programs and services since 1980, the Commonwealth has increased payments to its cities, towns and regional school districts.

A statute adopted by voter initiative petition in November, 1990, regulates the distribution of Local Aid to cities and towns. Direct Local Aid decreased from $2.937 billion in fiscal 1990 to $2.360 billion in fiscal 1992; increased to $2.547 billion in fiscal 1993 and increased to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct Local Aid were $2.976 billion. Fiscal 1996 expenditures for direct Local Aid were $3.246 billion. Fiscal 1997 expenditures for direct Local Aid were $3.534 billion, which is approximately 8.87% above fiscal 1996 level. Fiscal 1998 expenditures for direct Local Aid were $3.904 billion. The estimated local aid spending for fiscal 1999 was $4.218 billion. It is estimated that fiscal 2000 expenditures will total $4.456 billion and that fiscal 2001 expenditures will total $4.8 billion. Under the November, 1990 law, new Local Aid distribution formulas would have called for a substantial increase in direct Local Aid in fiscal 1992, and would call for such an increase in fiscal 1993 and in subsequent years. Local Aid payments explicitly remain subject to annual appropriation, and since the enactment of the law, appropriations for Local Aid did not meet the levels set forth in the initiative law. Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities.

Medicaid. The Medicaid program provides health care to low-income children and families, the disabled and the elderly. The program, which is administered by the Division of Medical Assistance (an agency within the Executive Office of Health and Human Services), is 50% funded by federal reimbursements.

During  fiscal  years 1993,  1994,  1995,  1996,  1997,  1998 and 1999  Medicaid
expenditures were $3.151 billion, $3.313 billion, $3.398 billion, $3.416 billion, $3.456, $3.666 and $3.856 billion, respectively. The average annual growth rate from fiscal 1995 to fiscal 1999 was 3.3%. There was a 6.1% increase from fiscal 1997 to fiscal 1998, a 5.2% increase from fiscal 1998 to fiscal 1999, and a projected increase of 6.1% from fiscal 1999 to fiscal 2000. The Executive Office for Administration and Finance estimates that fiscal 2000 Medicaid expenditures will be approximately $4.092 billion. The recent growth is due to health care reform to expand healthcare coverage.

Fiscal 1999 was projected by the Executive Office for Administration and Finance to be the sixth year with no need for supplemental Medicaid appropriations for current year expenses. Decreased reliance on supplemental appropriations reflects an effective management of Medicaid expenditures by the Commonwealth. Prior to fiscal 1994, substantial Medicaid expenditures were provided through supplemental appropriations because program requirements consistently exceeded initial appropriations. In addition, substantial amounts have been required to cover retroactive settlement of provider payments. Medicaid expenditures for fiscal 1992 of $2.818 billion included $50.0 million for prior year provider settlements. Fiscal 1994 and fiscal 1995 Medicaid expenditures included a total of approximately $123.0 million in retroactive rate settlements funded through the final fiscal 1994 supplemental budget to pay pre-1992 liabilities to hospitals and nursing homes. Fiscal 1996 expenditures included $9.4 million for final settlement of these hospital and nursing home liabilities.

Pensions. The Commonwealth is responsible for the payment of pension benefits for state employees and schoolteachers throughout the state and for the cost-of-living increases payable to local government retirees. In 1988, the Commonwealth adopted a funding schedule under which it is required to fund future pension liabilities currently and to amortize the accumulated unfunded liabilities over 40 years. Since the adoption of this schedule, the amount of the unfunded liability has been reduced significantly. Total pension expenditures increased at an average annual rate of 8% per year, rising from $751.5 million in fiscal 1992 to $1.005 billion in fiscal 1996. In fiscal 1996, a number of reform measures affecting pensions were enacted into law. Among the most notable were a measure consolidating the assets of the state employees' and teachers' retirement systems into a single investment fund and another that will reform the disability pension system. In fiscal 1998, the pension expenditure was $1.064 billion, a decrease of 4.0% over fiscal 1997 costs of $1.069 billion. Fiscal 1999 showed a further decrease of $93.88 million and $910 million is budgeted for fiscal 2000. $922 million is expected to be budgeted for fiscal 2001.

Specialized Investment Techniques of the Funds

Advance Refunded Bonds. California Fund, Florida Fund and New York Fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase Municipal Securities that have been refunded prior to purchase by the Fund.


Investment-Grade Bonds. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as
investment-grade  characteristics.   To  the  extent  that  a  Fund  invests  in
higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Delayed Delivery Transactions. California Fund and New York Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Because a Fund is required to set aside cash or liquid securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which its total assets, including the value of when-issued and delayed delivery securities its holds, exceed its net assets.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. A Fund reserves the right to sell these securities before the settlement date if deemed advisable.


High Yield/High Risk Bonds. Each Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Investment Manager. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the

Appendix  to  this  Statement  of  Additional  Information  for a more  complete
description  of  the  ratings  assigned  by  ratings   organizations  and  their
respective characteristics.


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield (high-risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

A portion of the junk bonds acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.


Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of a Fund's net assets.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

Each Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Indexed Securities. Massachusetts Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.


Interfund Borrowing and Lending Program. Each Trust has received exemptive relief from the SEC which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Funds will comply with their borrowing policy.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Zurich Scudder Cash Management QP Investment Trust, or one or more future entities for which the Scudder Trust Company acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Fund's ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that such Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Inverse Floaters. Each Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.


Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.


A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the particular Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.




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

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.


Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal  bonds,  which  meet  longer-term  capital  needs and  generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.


Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a Fund's purposes to mature at the demand date.


There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.


An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.


Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


For the purpose of a Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.


Repurchase Agreements. Each Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Securities Backed by Guarantees. Each Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.


Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.


Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Funds' net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds' other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio resulting from securities markets fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolios, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Manager's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Advisor. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may  purchase  and sell call  options  on  securities  including  U.S.
Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate and index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Manager. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. Each Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Stand-by Commitments. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by a Fund's custodian; (2) a Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

Each Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. Each Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of a Fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments. As with any stand-by commitments acquired by a Fund, a Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

Variable Rate Demand Instruments. Each Fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. Each demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. Each Fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to a Fund, (3) to maintain a high quality investment portfolio or (4) to maximize a Fund's yield. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. A Fund will determine the variable rate demand instruments that they will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of a Fund. The Advisor will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet the Fund's quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. A Fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

Trustees' Powers to Change Objectives and Policies


The objectives and policies of each Fund described above may be changed, unless expressly stated to the contrary, by the respective Trustees without a vote of a Fund's shareholders.


Master/feeder Fund Structure


Each Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                             MANAGEMENT OF THE FUNDS

Investment Advisor


The Advisor,  an  investment  counsel firm,  acts as  investment  advisor to the
Funds.  This  organization,   the  predecessors  of  which  are  Scudder  Kemper
Investments, Inc. and Scudder, Stevens & Clark, Inc., is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor and the Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Advisor) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial
Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the applicable Trust's Board of Trustees.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


Pursuant to a separate investment management agreement, with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as directors/trustees or officers of a Fund if elected to such positions.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Fund.


In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles as such Fund. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of these other mutual funds.


The current investment management agreements dated September 7, 1998 for California Fund, Florida Fund, and New York Fund were last approved by the Trustees of each Fund on September 25, 2001.

The  current   investment   management   agreement   dated  July  31,  2000  for
Massachusetts Fund was last approved by the Trustees of the Fund on August 13, 2001.


The investment management agreements for each Fund will continue in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such investment management agreement or "interested persons," as such term is defined under the 1940 Act, of the Advisor or the applicable Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the applicable Trust's Trustees or of a majority of the outstanding voting securities of a Fund. The investment management agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under each investment management agreement, the Advisor regularly provides the applicable Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased, held or sold and what portion of the applicable Fund's assets shall be held uninvested, subject to the applicable Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to such Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the applicable Trust may from time to time establish. The Advisor also advises and assists the officers of each Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trustees and the appropriate committees of the Trustees regarding the conduct of the business of a Fund.


Under each investment management agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the applicable Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as a Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining a Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring a Fund's operating budget; processing the payment of a Fund's bills; assisting a Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting a Fund in the conduct of its business, subject to the direction and control of the applicable Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.


Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for its expenses from shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the applicable Fund with respect thereto.


California Fund

Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.55% of 1% on the first $250 million of average daily net assets, 0.520% of 1% on the next $750 million, 0.500% of 1% on the next $1.5 billion, 0.480% of 1% on the next $2.5 billion, 0.450% of 1% on the next $2.5 billion, 0.430% of 1% on the next $2.5 billion, 0.410% of 1% on the next $2.5 billion, and 0.400% of 1% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended August 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $5,174,000. For the fiscal year ended August 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $4,239,099. For the fiscal year ended August 31, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $4,451,538, which was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.


The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


Florida Fund


Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.55% on the first $250 million of average daily net assets, 0.520% on the next $750 million, 0.500% on the next $1.5 billion, 0.480% on the next $2.5 billion, 0.450% on the next $2.5 billion, 0.430% on the next $2.5 billion, 0.410% on the next $2.5 billion, and 0.400% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


For the fiscal year ended August 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $563,,000. For the fiscal year ended August 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $454,274. For the fiscal year ended August 31, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $404,352, which was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.


The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


New York Fund

Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.55% on the first $250 million of average daily net assets, 0.520% on the next $750 million, 0.500% on the next $1.5 billion, 0.480% on the next $2.5 billion, 0.450% on the next $2.5 billion, 0.430% on the next $2.5 billion, 0.410% on the next $2.5 billion, and 0.400% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended August 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $1,505,000. For the fiscal year ended August 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $1,242,994. For the fiscal year ended August 31, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $1,355,595, which was equivalent to an annual rate of 0.55% of the Fund's average daily net assets.


The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


Massachusetts Fund

Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.600% on the first $400 million of average daily net assets, 0.525% on the next $600 million, and 0.500%of such net assets in excess of $1 billion, computed and accrued daily and payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended March 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $2,375,568. For the fiscal year ended March 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $2,372,716. For the fiscal year ended March 31, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $2,594,528, which was equivalent to an annual rate of 0.59% of the Fund's average daily net assets.

Under the investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The investment management agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

In reviewing the terms of each investment management agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of Shares of the Fund.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.

In certain cases, the investments for the Fund are managed by the same individuals who manager one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

AMA InvestmentLink(SM) Program -- Massachusetts Fund

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics


The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Brokerage Commissions


Allocation of brokerage may be performed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the particular Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Each Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Advisor or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


The table below shows total brokerage commissions paid by the Funds for the last three fiscal years or periods, as applicable, and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                             Allocated to Firms
                             Based on Research
Fund            Fiscal 2001    on Fiscal 2001     Fiscal 2000     Fiscal 1999
----            -----------    --------------     -----------     -----------

California            $0             0%                 $0            $89,658

Florida               $0             0%                 $0            $8,124

New York              $0             0%                 $0            $26,862

Massachusetts         $0             0%                n/a              n/a


Portfolio Turnover

Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolios whenever necessary, in management's opinion, to meet the Fund's objective.

California Fund: For the fiscal years ended August 31, 2000 and August 31, 2001, portfolio turnover rates were 57% and 26%, respectively.

Florida Fund: For the fiscal years ended August 31, 2000 and August 31, 2001, portfolio turnover rates were 21% and 13%, respectively.

New York Fund: For the fiscal years ended August 31, 2000 and August 31, 2001, portfolio turnover rates were 26% and 17%, respectively.

Massachusetts Fund: For the fiscal years ended March 31, 2000 and March 31, 2001, portfolio turnover rates were 39% and 34%, respectively.

Administrative Agreement


Effective June 18, 2001 for California Fund, Florida Fund and New York Fund, and July 31, 2000 for Massachusetts Fund, each Fund has entered into administrative services agreements ("Administrative Agreements") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee(the "Administrative Fee") of 0.075% for California Fund 0.100% for Florida Fund, 0.125% for New York Fund and 0.175% for Massachusetts Fund for Class A, 0.125% for California Fund 0.150% for Florida Fund, 0.175% for New York Fund and 0.225% for Massachusetts Fund for Class B, 0.175% for California Fund 0.125% for Florida Fund, 0.150% for New York Fund and 0.200% for Massachusetts Fund for Class C of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, each Fund will not benefit from economies of scale derived from increases in assets.

Administrative services fees paid by each Fund are set forth below:

                                                                        Total Service Fees           Service Fees Paid
                                                                             Paid by                  by Administrator
                                         Administrative                   Administrator                  to Kemper
                                     Service Fees Paid by Fund                to Firms               Affiliated Firms
                                     -------------------------                --------               ----------------
                    Fiscal
Fund                 Year      Class A       Class B       Class C
----                 ----      -------       -------       -------
California           2000    $1,677,000     $82,000      $12,000            $1,704,000                      $0
Florida              2000     $172,000      $15,000       $3,000             $186,000                     $1,000



                                       77

                                                                        Total Service Fees           Service Fees Paid
                                                                             Paid by                  by Administrator
                                         Administrative                   Administrator                  to Kemper
                                     Service Fees Paid by Fund                to Firms               Affiliated Firms
                                     -------------------------                --------               ----------------
                    Fiscal
Fund                 Year      Class A       Class B       Class C
----                 ----      -------       -------       -------
New York             2000     $420,000      $32,000       $8,000             $457,000                     $7,000


                                                                        Total Service Fees           Service Fees Paid
                                                                             Paid by                  by Administrator
                                         Administrative                   Administrator                  to Kemper
                                     Service Fees Paid by Fund                to Firms               Affiliated Firms
                                     -------------------------                --------               ----------------
                    Fiscal
Fund                 Year      Class A       Class B       Class C
----                 ----      -------       -------       -------
California           1999    $1,759,174     $93,621      $12,294            $1,864,829                      $0
Florida              1999     $185,832      $16,590       $2,413             $204,834                       $0
New York             1999     $497,646      $33,337      $10,330             $541,216                       $0

                                                                        Total Service Fees           Service Fees Paid
                                                                             Paid by                  by Administrator
                                         Administrative                   Administrator                  to Kemper
                                     Service Fees Paid by Fund                to Firms               Affiliated Firms
                                     -------------------------                --------               ----------------
                    Fiscal
Fund                 Year      Class A       Class B       Class C
----                 ----      -------       -------       -------
California           1998      $1,708,000    $76,000       $9,000             $1,806,000                  $0
Florida              1998      $178,000      $14,000       $1,000             $193,000                    $0
New York             1998      $490,000      $28,000       $8,000             $523,000                    $16,000


For California Fund, for the period June 18, 2001 through August 31, 2001, the Administrative expense charged to the Fund was as follows:

                                                          Unpaid at         Unpaid at August    Unpaid at August
                                                       August 31, 2001          31, 2001            31, 2001
     Class A            Class B         Class C            Class A              Class B             Class C
     -------            -------         -------            -------              -------             -------
     $113,224           $8,322           $2,724            $51,207               $3,747              $1,552

For Florida  Fund,  for the period June 18, 2001 through  August 31,  2001,  the
Administrative expense charged to the Fund was as follows:

                                                          Unpaid at         Unpaid at August    Unpaid at August
                                                       August 31, 2001          31, 2001            31, 2001
     Class A            Class B         Class C            Class A              Class B             Class C
     -------            -------         -------            -------              -------             -------
     $13,312            $1,790            $206              $5,034                $674                $80

For New York Fund,  for the period June 18, 2001 through  August 31,  2001,  the
Administrative expense charged to the Fund was as follows:

                                                          Unpaid at         Unpaid at August    Unpaid at August
                                                       August 31, 2001          31, 2001            31, 2001
     Class A            Class B         Class C            Class A              Class B             Class C
     -------            -------         -------            -------              -------             -------
      $4,781            $1,172          $56,989             $2,165                $535              $25,377

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Funds pursuant to separate agreements with each Fund.


The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

Each Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by each Fund's Board. The Administrative Agreements shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees, including the independent trustees. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.


Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the independent directors/trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.


Underwriter

Pursuant to separate Underwriting and Distribution Services Agreements ("Distribution Agreements"), and a separate Shareholder Services Agreement ("Services Agreement") Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, B and C shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Advisor pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.


The Distribution Agreement for Massachusetts Fund dated November 13, 2000 was last approved by the Trustees on August 13, 2001 and the Distribution Agreement for California Fund, Florida Fund and New York Fund dated October 1, 1999 was last approved by the Trustees on September 25, 2001. Each Distribution Agreement will remain in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of a Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of a majority of the Board or a majority of the Board members who are not "interested persons," as such term is defined under the 1940 Act, of the Fund and who have no direct or indirect financial interest in the Distribution Agreement or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of each Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

Each Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board for the Fund, including the Board members who are not "interested persons," as such term is defined under the 1940 Act, of the Fund and who have no direct or indirect financial interest in the Agreement. Each Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board including the Board members of the Fund who are not "interested persons" of a Fund and who have no direct or indirect financial interest in the Services Agreement or a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such class of the

Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Class A Shares. SDI receives no compensation from any Fund as principal underwriters for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the Distribution Agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of the California Fund's, Florida Fund's and New York Fund's Class A shares for the periods noted. This administrative services fee authorizes each Fund to pay SDI a fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement as discussed below.


                                                                           Commissions          Commissions Paid
                                               Commissions Retained        Underwriter             To Scudder
Class A Shares            Fiscal Year Ended       by Underwriter        Paid to All Firms       Affiliated Firms
--------------            -----------------       --------------        -----------------    -------------------

California Fund                8/31/01              $59,556.44              $110,495                   $0
                               8/31/00              $52,012                 $0                         $0
                               8/31/99              $92,000                 $0                         $0

Florida Fund                   8/31/01              $4,533.82               $16,792                    $0
                               8/31/00              $12,148                 $0                         $0
                               8/31/99              $26,000                 $0                         $0

New York Fund                  8/31/01              $14,104.57              $23,812                    $0
                               8/31/00              $13,498                 $0                         $0
                               8/31/99              $22,000                 $3,000                     $0


Class A, Class B and Class C Shares Rule 12b-1 Plan

Distribution Services. Each Fund has adopted a plan under Rule 12b-1 (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.


Since the Distribution Agreements provide for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to SDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI in excess of its fees under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred. The Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of each Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Rule 12b-1 Plan.

For its services under the Distribution Agreements, SDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreements, SDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Shareholder Services. Pursuant to the Rule 12b-1 Plan, information and administrative services are provided to each Fund on behalf of Class A, B and C shareholders under the Services Agreements with SDI. SDI bears all its expenses of providing services pursuant to the shareholder agreement between SDI and a Fund, including the payment of service fees. Each Fund pays SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of each Fund.

SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the applicable Fund. Firms to which service fees may be paid include affiliates of SDI. In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreements not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the shareholder or administrative services fee payable to SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder services. The Board of Trustees of the applicable Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Certain trustees or officers of each Fund are also directors or officers of the Advisor or SDI, as indicated under "Officers and Trustees."

Expenses of the California Fund, Florida Fund and New York Fund in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                                                                           Total
                                         Distribution    Contingent    Distribution    Distribution
                                         Fees Paid by     Deferred     Fees Paid by    Fees Paid by    Advertising
Fund Class                                 Fund to      Sales Charge  Underwriter to  Underwriter to      and
B Shares                   Fiscal Year   Underwriter   to Underwriter      Firms        Affiliated     Literature
--------                   -----------   -----------      -----------      -----        -----------    ----------

California Fund             2001           $240,782       $58,428        $103,549           $0           $16,564
                            2000           $250,140       $100,335       $136,027            0           $11,460
                            1999           $284,154       $103,037       $361,948           $0           $36,854

Florida Fund                2001           $43,734        $14,086        $12,535            $0            $1,914
                            2000           $47,359        $31,463        $23,409             0            $,2633
                            1999           $50,197        19,524         $77,818            $0            $5,680

New York Fund               2001           $93,737        $22,033        $97,153            $0            $7,222
                            2000           $93,452        $46,212        $32,618             0            $4,446
                            1999           $99,902        $21,523        $166,454           $0           $12,017



Other Distribution Expenses Paid by Underwriter


                                                         Marketing         Misc.
Fund Class                                 Prospectus    and Sales       Operating       Interest
B Shares                   Fiscal Year      Printing      Expenses        Expenses        Expense
--------                   -----------      --------      --------        --------        -------

California Fund             2001           $1,044        $1,285           $2,128          $266,182
                            2000           $7,243        $2,4222          $7,595          $243,913
                            1999           $4,299        $98,907          $26,424         $190,980

Florida Fund                2001           $130          $51              $233            $33,101
                            2000           $376          $3,940           $3,745          $36,356
                            1999           647           $14,826          $12,973         $30,184

New York Fund               2001           $469          $1,192           $1,077          $85,833
                            2000           $750          $8,629           $4,707          $89,387
                            1999           $1,129        $32,842          $15,809         $71,536




                                                                          Total
                                        Distribution    Contingent     Distribution    Distribution
                                        Fees Paid by  Deferred Sales   Fees Paid by    Fees Paid by    Advertising
Fund Class                                Fund to        Charge to     Underwriter    Underwriter to      and
C Shares                  Fiscal Year   Underwriter     Underwriter      to Firms    Affiliated Firms  Literature
--------                  -----------   -----------     -----------      --------    ----------------  ----------

California Fund             2001           $38,039        $58             $37,538        $0               $2,562
                            2000           $35,644        $4,638          $39,529        0                $3,004
                            1999           $38,304        $518            $43,024        $0               $6,840

Florida Fund                2001           $7,289         $0              $8,579         $0               $1,066
                            2000           $7,939         -               $9,579         0                $870
                            1999           $6,997         $0              $8,349         $0               $1,878


Other Distribution Expenses Paid by Underwriter

                                                         Marketing         Misc.
Fund Class                                 Prospectus    and Sales       Operating       Interest
C Shares                   Fiscal Year      Printing      Expenses        Expenses        Expense
--------                   -----------      --------      --------        --------        -------

California Fund             2001             $236         $1,585         $372            $14,256
                            2000             $366         $4,900         $4,838          $13,635
                            1999             $883         $15,111        $6,878          $9,744

Florida Fund                2001             64           $155           $147            $7,581
                            2000             $120         $2,695         $3,095          $7,259
                            1999             $202         $7,261         $4,795          $4,695


                                                                          Total
                                        Distribution    Contingent     Distribution    Distribution
                                        Fees Paid by  Deferred Sales   Fees Paid by    Fees Paid by    Advertising
Fund Class                                Fund to        Charge to     Underwriter    Underwriter to      and
C Shares                  Fiscal Year   Underwriter     Underwriter      to Firms    Affiliated Firms  Literature
--------                  -----------   -----------     -----------      --------    ----------------  ----------

New York Fund               2001           $26,915        $661            $28,219        $0               $1,779
                            2000           $27,665        $664            $29,408        0                $2,355
                            1999           $30,926        $333            $35,559        $0               $3,848


                                                         Marketing         Misc.
Fund Class                                 Prospectus    and Sales       Operating       Interest
C Shares                   Fiscal Year      Printing      Expenses        Expenses        Expense
--------                   -----------      --------      --------        --------        -------

New York Fund               2001             $137         $711           $279            $19,434
                            2000             $302         $4,227         $3,911          $18,945
                            1999             $670         $13,515        $5,716          $13,917


                             FUND SERVICE PROVIDERS

Custodian, Transfer Agent and Shareholder Service Agent

Scudder State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

California Fund, Florida Fund and New York Fund


SSB is also each Fund's transfer agent and dividend paying agent. Pursuant to an agreement with SSB, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as each Fund's transfer, dividend-paying agent and shareholder service agent for each Fund's Class A, B and C shares. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent an annual account fee of $14.00 ($23.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset based fee of 0.02% and out-of-pocket expense reimbursement.


California Fund

Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $256,315, $18,790, and $2,245, respectively.

Effective June 18, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Florida Fund

Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $16,484, $918, and $281, respectively.

Effective June 18, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

New York Fund

Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $84,727, $8,984 and $1,441, respectively.

Effective June 18, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Massachusetts Fund

Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund's Class A, B, and C shares. SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.

Auditors


The financial highlights of California Fund, Florida Fund and New York Fund included in each Fund's prospectus and the Financial Statements of each Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, independent auditors, given on the authority of said firm as experts in accounting and auditing. Ernst & Young LLP audits the financial statements of each Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


The financial highlights of Massachusetts Fund included in the Fund's prospectus and the Financial Statements of the Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of each Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, acts as counsel for California Fund, Florida Fund and New York Fund.

Willkie Farr & Gallagher acts as counsel for Massachusetts Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (SFAC), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, computes each Fund's net asset value.

California Fund, Florida Fund and New York Fund

For the fiscal years August 31, 1999, 2000 and 2001, SFAC did not receive fees for its services from the Funds.

Massachusetts Fund

Prior to the implementation of the Administrative Agreement, the Fund paid SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal years ended March 31, 1999 the amount charged to the Fund by SFAC amounted to $59,760. For the fiscal year ended March 31, 2000, the amount charged to the Fund by SFAC aggregated $68,895. Prior to July 31, 2000, the amount charged by SFAC aggregated $22,463.

                                   PERFORMANCE


A Fund's historical performance or return for a class of shares may be shown in the form of "yield," "tax equivalent yield," "average annual total return" and "total return" figures. These various measures of performance are described below. Each of these figures is based upon historical results and is not representative of the future performance of any class of the shares. A Fund with fees or expenses being waived or absorbed by the Advisor may also advertise performance information before and after the effect of the fee waiver or expense absorption.


Performance information will be computed separately for each class. Because of these waivers and expense absorptions, the performance results for such Funds may be shown with and without the effect of these waivers and expense absorptions. Performance results not giving effect to waivers and expense absorptions will be lower.

Tax equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal income tax bracket for the Florida Fund, in a stated combined federal and state income tax bracket for the California Fund, and in a stated combined federal, New York State and New York City income tax bracket for the New York Fund. The tax equivalent yield for the Florida Fund does not include the potential effect of an exemption from the Florida intangibles tax. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund.


A Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. The yields are shown below based upon the period ended August 31, 2001 for California Fund, Florida Fund and New York Fund.



                        Class A Shares     Class B Shares      Class C Shares
                        --------------     --------------      --------------

California Fund              3.50%              2.88%               2.85%
Florida Fund                 3.59%              2.91%               2.94%
New York Fund                3.70%              2.88%               2.89%


SEC Yield

A Fund's yield is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share (which is net asset value for Class B and Class C shares) on the last day of the period, according to the following formula:

                          YIELD = 2 [ (a - b +1 )6 - 1]
                                       -----
                                       cd
Where:
   A   =  dividends and interest earned during the period
   B   =  expenses accrued for the period (net of reimbursements)
   C   =  the average daily number of shares outstanding during the period that were entitled to receive dividends
   D   =  the  maximum  offering  price per share on the last day of the period
         (which is net asset value for Class B and Class C shares)

In computing the foregoing yield, each Trust follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that each Trust uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.

A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for various periods are set forth in the table below.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares would be reduced if such charge were included. Total return figures for various periods are set forth in the table below.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.


A Fund's performance figures are based upon historical results and are not necessarily representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price. Class B, and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of a Fund are redeemable at the then current net asset value of the Fund, which may be more or less than original cost.


A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Bond Index, and may also be compared to the performance of other fixed income, state municipal bond funds (as applicable) or general municipal bond mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.


Information may be quoted from publications such as Morningstar Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(R) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, IBC's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return, and guaranteed principal and may be insured.


A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for a class of a Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums. As reflected under "Investment Policies and Techniques -- Additional Investment Information," option writing can limit the potential for capital appreciation.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

Where:
                 T         =       Average Annual Total Return
                 P         =       a hypothetical initial investment of $1,000
                 n         =       number of years
                 ERV       =       ending  redeemable value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                               MASSACHUSETTS FUND

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class, Class A, B and C shares are newly offered and therefore have not available performance information. Performance figures prior to June 18, 2001 for Class A, B and C shares of the Fund are derived from the historical performance of Class S shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares. Returns for the historical performance of Class S shares include the effect of a temporary waiver of management fees and/or absorption of certain operating expenses by the investment advisor and certain subsidiaries. Without such a waiver or absorption, returns would have been lower and ratings or rankings may have been less favorable.

The returns in the chart below assume reinvestment of distributions at net asset value and represent adjusted performance figures of the Class A, B and C shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Average Annual Total Returns for the Period Ended March 31, 2001^(1)(2)

                                                  1 Year   5 Years    10 Years
                                                  ------   -------    --------
Scudder Massachusetts Tax-Free Fund-- Class A     5.30%     4.85%       6.64%

Scudder Massachusetts Tax-Free Fund-- Class B     6.39%     4.82%       6.28%

Scudder Massachusetts Tax-Free Fund-- Class C     9.41%     5.00%       6.30%

(1) Because Class A, B and C shares were not introduced until June 18, 2001, the total returns for Class A, B and C shares for the period prior to their introduction are based upon the performance of Class S shares as described above.
(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

                                 CALIFORNIA FUND


Performance figures for Class B and C shares of the Fund since May 31, 1994 (inception date of Class B and C shares) reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period February 17, 1983 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares.


The adjustment is calculated by measuring the actual monthly return differential between the Class B and Class C shares and the Class A shares over a common three year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class B and C of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      Average Annual Total Returns for the Period Ended August 31, 2001^(1)


                                   1 Year      5 Years      10 Years
                                   ------      -------      --------

   California Fund-- Class A       4.24%        5.62%         6.22%
   California Fund-- Class B       5.28%        5.77%       5.88%(1)
   California Fund-- Class C       8.19%        5.54%       5.67%(1)


(1) Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, February 17, 1983 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.

                                  FLORIDA FUND


Performance figures for Class B and C shares of the Fund since May 31, 1994 (inception date of Class B and C shares) reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period April 25, 1991 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares.


The adjustment is calculated by measuring the actual monthly return differential between the Class B and Class C shares and the Class A shares over a common three year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      Average Annual Total Returns for the Period Ended August 31, 2001^(1)

                                       1 Year        5 Years        10 Years
                                       ------        -------        --------

      Florida Fund-- Class A           5.79%          5.21%          6.36%
      Florida Fund-- Class B           6.77%          5.16%         5.96%(1)
      Florida Fund-- Class C           9.69%          5.29%         5.97%(1)


(1) Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, April 25, 1991 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.

                                  NEW YORK FUND


Performance figures for Class B and C shares of the Fund for the period May 31, 1994 (inception date of Class B and C shares) reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period December 31, 1985 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares.


The adjustment is calculated by measuring the actual monthly return differential between the Class B and Class C shares and the Class A shares over a common three year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      Average Annual Total Returns for the Period Ended August 31, 2001^(1)

                                    1 Year         5 Years      10 Years
                                    ------         -------      --------

    New York Fund-- Class A         15.93%          5.55%         6.30%
    New York Fund-- Class B          7.07%          5.51%         5.91%
    New York Fund-- Class C         10.16%          5.68%         5.91%

(1) Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, December 31, 1985 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


In connection with communicating its average annual total return to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and managements costs.

There  may  be  quarterly   periods  following  the  periods  reflected  in  the
performance bar chart in the fund's prospectus which may be higher or lower than those included in the bar chart.

Investors may want to compare a Fund's  performance to that of  certificates  of deposit offered by banks and other depository institutions. Certificates of deposit represent an alternative (taxable) income-producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Redemption of Class B and Class C shares may be subject to a contingent deferred sales charge. The bonds held by a Fund are generally of longer term than most certificates of deposit and may reflect longer-term market interest rate fluctuations.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Redemption of Class B and Class C shares may be subject to a contingent deferred sales charge. Each Fund's yield will also fluctuate.

Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

From time to time, a Fund may compare its after-tax total return to that of taxable investments, including but not limited to certificates of deposit, taxable money market funds or U.S. Treasury bills. Tax equivalent total return represents the total return that would be generated by a taxable investment that produced the same amount of after-tax income and change in net asset value as the Fund in each period.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):


                                 T = (ERV/P) - 1

Where:


                 T         =       Total Return
                 P         =       a hypothetical initial investment of $1,000
                 ERV       =       ending  redeemable value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Funds apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Funds' and classes' performance data.

Quotations of the Funds' performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of a Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of that Fund's and classes' expenses.


Tax-equivalent Yield


Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30 day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of a Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

Taxpayers with an effective  combined marginal rate of  (Massachusetts:  42.98%,
California: 44.76%, Florida: 39.10%, and New York: 43.27%) would need to earn a taxable yield of (Massachusetts 6.82%, California: Class A: 6.78%, Class B:
5.58% and Class C: 5.52%,  Florida:  Class A: 5.89%, Class B: 4.78% and Class C:
4.83%, Florida: Class A: 6.85%, Class B: 5.33% and Class C: 5.35%) to receive after-tax income equal to the (Massachusetts: 3.89%, California Class A: 45.95%, Class B: 2.88% and Class C: 2.85%, Florida: Class A: 3.59%, Class B: 2.91% and Class C: 2.94%, New York: Class A: 3.70%, Class B: 2.88% and Class C: 2.89%) tax-free yield of each Fund for the 30-day period ended on (Massachusetts: March 31, 2001, California, Florida and New York: August 31, 2001).


Quotations of the Fund's performance are historical and are not intended to indicate future performance. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses. An investor's shares, when redeemed, may be worth more or less than their original cost.

Investors should be aware that the principal of a Fund is not insured.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that any class of shares of a Fund may generate. The tables are based upon 2001 federal and state tax rates and brackets.

                          MASSACHUSETTS TAX-FREE YIELDS

The table below shows Massachusetts taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.

                                                                        To Equal Hypothetical  Tax-Free Yields of 5%, 7%
                                                                        and  9%,  a  Taxable  Investment  Would  Have to
                                                                                              Earn*:
                                                                        ------------------------------------------------
  2001 Taxable Income:       Combined Marginal Tax                     5%                  7%                  9%
                                     Rate:
------------------------------------------------------------------------------------------------------------------------
                     INDIVIDUAL
        $0-27,050                    19.76%                           6.23%               8.72%              11.22%
-------------------------- -------------------------- -------- ------------------- ------------------- -------------------
      27,051-65,550                  32.03                            7.36               10.30               13.24
-------------------------- -------------------------- -------- ------------------- ------------------- -------------------
     65,551-136,750                  34.86                            7.68               10.75               13.82
-------------------------- -------------------------- -------- ------------------- ------------------- -------------------
     136,751-297,300                 39.74                            8.28               11.59               14.90
-------------------------- -------------------------- -------- ------------------- ------------------- -------------------
      OVER 297,300                   42.98                            8.77               12.28               15.78

                    JOINT RETURN
-------------------------- -------------------------- -------- ------------------- ------------------- -------------------
        $0-45,200                    19.76                            6.23%               8.72%              11.22%
-------------------------- -------------------------- -------- ------------------- ------------------- -------------------
     45,201-109,250                  32.03                            7.36               10.30               13.24
-------------------------- -------------------------- -------- ------------------- ------------------- -------------------


                                                           93

                                                                        To Equal Hypothetical  Tax-Free Yields of 5%, 7%
                                                                        and  9%,  a  Taxable  Investment  Would  Have to
                                                                                              Earn*:
                                                                        ------------------------------------------------
  2001 Taxable Income:       Combined Marginal Tax                     5%                  7%                  9%
                                     Rate:
------------------------------------------------------------------------------------------------------------------------
                    JOINT RETURN
-------------------------- -------------------------- -------- ------------------- ------------------- -------------------
     109,251-166,450                 34.86                            7.68               10.75               13.82
-------------------------- -------------------------- -------- ------------------- ------------------- -------------------
     166,451-297,300                 39.58                            8.28               11.59               14.90
-------------------------- -------------------------- -------- ------------------- ------------------- -------------------
      OVER 297,300                   42.98                            8.77               12.28               15.78

* These illustrations assume a marginal federal tax rate of 28% to 39.6% and that the federal alternative minimum tax is not applicable. Upper income individuals may be subject to an effective federal income tax rate in excess of the applicable marginal rate as a result of the phase-out of personal exemptions and itemized deductions made permanent by the Revenue Reconciliation Act of 1993. Individuals subject to these phase-out provisions would have to invest in taxable securities with a yield in excess of those shown of the table in order to achieve an after-tax yield on a comparable tax-exempt security.


                           CALIFORNIA TAX-FREE YIELDS

The table below shows California taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.


CALIFORNIA

Tax Equivalent Yields
2001

                                                   Combined                                               Combined
                                                  California                     Effective  Effective    California
  Taxable Income    Effective      Effective     and Federal    Taxable Income     State     Federal     and Federal
      Single       State Rate*  Federal Rate**   Tax Bracket        Joint          Rate*      Rate**     Tax Bracket
      ------       -----------  --------------   -----------        -----          -----      ------     -----------

  27,051-28,348       6.00%         27.50%          31.85%      40,842-56,696      6.00%      27.50%       31.85%
  28,349-35,826       8.00%         27.50%          33.30%      56,697-71,652      8.00%      27.50%       33.30%
  35,827-65,550       9.30%         27.50%          34.24%      71,653-109,250     9.30%      27.50%       34.24%
  65,551-75,000       9.30%         30.50%          36.96%     109,251-150,000     9.30%      30.50%       36.96%
  75,001-136,750      9.30%         30.50%          36.96%     150,000-166,450     9.30%      30.50%       36.96%
 136,751-297,300      9.30%         35.50%          41.50%     166,451-297,300     9.30%      35.50%       41.50%
   over 297,300       9.30%         39.10%          44.76%       over 297,300      9.30%      39.10%       44.76%


                 If your combined  federal and state  effective tax rate in 2000 is:
                     31.85%         33.30%        34.24%            36.96%       36.96%        41.50%       44.76%
To match these
tax-free yields:                Your taxable investment would have to earn the following yield:

       2.00%          2.93%          3.00%         3.04%             3.17%        3.17%         3.42%        3.62%
       3.00%          4.40%          4.50%         4.56%             4.76%        4.76%         5.13%        5.43%
       4.00%          5.87%          6.00%         6.08%             6.35%        6.35%         6.84%        7.24%
       5.00%          7.34%          7.50%         7.60%             7.93%        7.93%         8.55%        9.05%
       6.00%          8.80%          9.00%         9.12%             9.52%        9.52%        10.26%       10.86%
       7.00%         10.27%         10.49%        10.65%            11.10%       11.10%        11.97%       12.67%
       8.00%         11.74%         11.99%        12.17%            12.69%       12.69%        13.67%       14.48%
       9.00%         13.21%         13.49%        13.69%            14.28%       14.28%        15.38%       16.29%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

*        2000 rates

**       2001 rates


                             FLORIDA TAX-FREE YIELDS

The table below shows Florida taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.


FEDERAL
Tax Equivalent Yields
2001

                                                  Combined                     Effective Effective    Combined
  Taxable Income    Effective     Effective     and Federal    Taxable Income    State    Federal   and Federal
      Single       State Rate*  Federal Rate**  Tax Bracket        Joint         Rate*    Rate**    Tax Bracket
      ------       -----------  --------------  -----------        -----         -----    ------    -----------
    0 - 27,050        0.00%         15.00%         15.00%        0 - 45,200      0.00%    15.00%       15.00%
 27,051 - 65,550      0.00%         27.50%         27.50%     45,201 - 109,250   0.00%    27.50%       27.50%
 65,551 - 136,750     0.00%         30.50%         30.50%    109,251 - 166,450   0.00%    30.50%       30.50%
136,751 - 297,300     0.00%         35.50%         35.50%    166,451 - 297,300   0.00%    35.50%       35.50%
   over 297,300       0.00%         39.10%         39.10%       over 297,300     0.00%    39.10%       39.10%



                  If your combined  federal and state effective tax rate in 2000 is:
                     15.00%         27.50%         27.50%          30.50%       30.50%    35.50%       35.50%      39.10%
To match these
tax-free yields:               Your taxable investment would have to earn the following yield:

             2.00%    2.35%         2.76%          2.76%           2.88%         2.88%     3.10%       3.10%        3.28%
             3.00%    3.53%         4.14%          4.14%           4.32%         4.32%     4.65%       4.65%        4.93%
             4.00%    4.71%         5.52%          5.52%           5.76%         5.76%     6.20%       6.20%        6.57%
             5.00%    5.88%         6.90%          6.90%           7.19%         7.19%     7.75%       7.75%        8.21%
             6.00%    7.06%         8.28%          8.28%           8.63%         8.63%     9.30%       9.30%        9.85%
             7.00%    8.24%         9.66%          9.66%           10.07%       10.07%    10.85%       10.85%      11.49%
             8.00%    9.41%         11.03%         11.03%          11.51%       11.51%    12.40%       12.40%      13.14%
             9.00%   10.59%         12.41%         12.41%          12.95%       12.95%    13.95%       13.95%      14.78%


Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. Florida does not impose an income tax. Therefore, the tax-free yields shown above are calculated based solely on the federal tax rates. The above table does not take account of Florida's intangibles tax which may be imposed on a holder of the Fund's shares if the Fund is not exempt from that tax on December 31st of each year. See discussion of Florida's intangibles tax, page 119.

*        2000 rates

**       2001 rates

                            NEW YORK TAX-FREE YIELDS

The table below shows New York taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.


New York
Tax Equivalent Yields
2001

                                                    Combined                                                  Combined
                                                    New York                                     Effective    New York
 Taxable Income     Effective       Effective      and Federal    Taxable Income    Effective     Federal   and Federal
     Single        State Rate*  Federal Rate**     Tax Bracket        Joint        State Rate*    Rate**    Tax Bracket
     ------        -----------  --------------     -----------        -----        -----------    ------    -----------
  27,051-50,000       6.85%          27.50%          32.47%       45,201-90,000       6.85%       27.50%       32.47%
  50,001-65,550       6.85%          27.50%          32.47%       90,001-109,250      6.85%       27.50%       32.47%
 65,551-136,750       6.85%          30.50%          35.26%      109,251-166,450      6.85%       30.50%       35.26%
 136,751-297,300      6.85%          35.50%          39.92%      166,451-297,300      6.85%       35.55%       39.96%
  over 297,300        6.85%          39.10%          43.27%        over 297,300       6.85%       39.10%       43.27%

                 If your combined federal and state effective tax rate in 2000 is:

                     35.16%          35.21%          37.89%           42.36%          45.57%
To match these
tax-free yields:                Your taxable investment would have to earn the following yield:

            2.00%     3.08%           3.09%           3.22%           3.47%           3.67%
            3.00%     4.63%           4.63%           4.83%           5.20%           5.51%
            4.00%     6.17%           6.17%           6.44%           6.94%           7.35%
            5.00%     7.71%           7.72%           8.05%           8.67%           9.19%
            6.00%     9.25%           9.26%           9.66%           10.41%          11.02%
            7.00%    10.80%          10.80%          11.27%           12.14%          12.86%
            8.00%    12.34%          12.35%          12.88%           13.88%          14.70%
            9.00%    13.88%          13.89%          14.49%           15.61%          16.54%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

*        2000 rates

**       2001 rates


Comparison of Fund Performance

A comparison of the quoted non-OtheraInformationance Sales Charge offered for various investments is valid only if performance is calculated in the same manner.

Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to a performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.


From time to time, in marketing and other Fund literature, members of the Board and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.


Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a "risk/return spectrum" which compares a Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.


Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about the Fund.


        PURCHASES AND REDEMPTIONS OF SHARES


Fund shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. A Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.


Purchase of Shares


Alternative Purchase Arrangements. Class A shares are sold subject to an annual Rule 12b-1/shareholder services fee of 0.25%. Class B and Class C shares are sold subject to an annual Rule 12b-1/shareholder services fee of 1.00%. That portion of the Rule 12b-1/shareholder services fee for each of Class A, Class B and Class C attributable to shareholder services is 0.25%.


The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                          Annual Distribution /
                                                              Service Fees
                                                          (as a % of average
                        Sales Charge                       daily net assets)               Other Information
                        ------------                       -----------------               -----------------
Class A         Maximum initial sales charge of 4.5% of           0.25%           Initial sales charge waived or
                the public offering price                                         reduced for certain purchases

Class B         Maximum contingent deferred sales                 1.00%           Shares convert to Class A shares
                charge of 4% of redemption proceeds;                              six years after issuance
                declines to zero after six years

Class C         Contingent deferred sales charge of 1%            1.00%           No conversion feature
                of redemption proceeds for redemptions
                made during first year after purchase

Due to the desire of each Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in each Fund. Share certificates in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                  Sales Charge
                                                                  ------------
                                                                                    Allowed to Dealers as
                                           As a Percentage     As a Percentage of      a Percentage of
           Amount of Purchase             of Offering Price     Net Asset Value*        Offering Price
           ------------------             -----------------     ---------------         --------------
Less than $100,000                               4.50%                  4.71%               4.00%
$100,000 but less than $250,000                  3.50                   3.63                3.00
$250,000 but less than $500,000                  2.60                   2.67                2.25
$500,000 but less than $1 million                2.00                   2.04                1.75
$1 million and over                              0.00**                 0.00**              ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. SDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by any purchaser provided that the amount invested in such Fund or Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 (the "Large Order NAV Purchase Privilege") including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features."

The Large Order NAV Purchase Privilege for certain Scudder Funds also applies to purchases by certain participant-directed retirement plans as described in their respective Statements of Additional Information. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."


SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

          Compensation Schedule #1(1)               Compensation Schedule #2(2)         Compensation Schedule #3(2)
          ------------------------                  ------------------------            ------------------------
                                    As a                                As a                                As a
          Amount of             Percentage of   Amount of Shares    Percentage of       Amount of       Percentage of
         Shares Sold           Net Asset Value        Sold         Net Asset Value     Shares Sold     Net Asset Value
         -----------           ---------------        ----         ---------------     -----------     ---------------
$1 million to $5 million            1.00%       Under $15 million       0.50%       Over $15 million        0.25%

Over $5 million to $50              0.50%              --                --                --                --
million

Over $50 million                    0.25%              --                --                --                --

^(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

^(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.


Class A shares of a Fund or any other Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Scudder Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its Manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Scudder Value Series, Inc. ("SVS") on September 8, 1995, and have continuously owned shares of SVS (or a Scudder Fund acquired by exchange of SVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisors registered under the 1940 Act and other financial services firms that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Management of the Funds."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for SDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares." SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Advisor and Underwriter."

Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B Shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C Shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of Shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent (KemFlex Plans). Orders for Class B Shares or Class C Shares for KemFlex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A Shares at net asset value when the combined subaccount value in a Fund or other Eligible Funds or other plan investments listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," Letter of Intent" and "Cumulative Discount" features described under "Special Features." For purposes of redirecting contributions, KemFlex Plan values will be calculated annually.

KemFlex Plans that satisfy each of the conditions described below may direct the Shareholder Service Agent to convert plan assets invested in Class B Shares to Class A Shares at net asset value without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a KemFlex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Shareholder Service Agent; (2) the plan must have elected to purchase Class A Shares of the Eligible Funds at net asset value for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Shareholder Service Agent for at least four years. When eligible, KemFlex Plan sponsors must elect in writing to the Shareholder Service Agent in order to convert plan assets from Class B Shares to Class A Shares.

For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. In particular, for information concerning the eligibility of investors to purchase Class A Shares at net asset value, see "Purchase of Shares -- Initial Sales Charge Alternative" and for information on special rules for aggregating assets of KemFlex Plans for eligibility for the Combined Purchase and related features, see "Special Features -- Class A Shares -- Combined Purchases." Financial services firms may receive different compensation depending upon which class of shares they sell.


General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.


Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

Each Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 30% (for 2002 and 2003) of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

Redemption or Repurchase of Shares


General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.


The redemption price for shares of a class of a Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, a Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling (800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.


Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to SDI, which a Fund has authorized to act as its agent. There is no charge by SDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by SDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by SDI prior to the close of SDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.


Redemption by Wire. If the account holder has given authorization for wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at (800) 621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.


Contingent  Deferred  Sales  Charge -- Large  Order NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

Year of Redemption                         Contingent Deferred
After Purchase                                 Sales Charge
--------------                                 ------------
First                                               4%
Second                                              3%
Third                                               3%
Fourth                                              2%
Fifth                                               2%
Sixth                                               1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (see "Special Features -- Automatic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived:

(a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered  joint  owner)  occurring  after the  purchase  of the  shares  being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Automatic Withdrawal Plan"), (d) for
redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (g) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the listed funds under "Special Features -- Class A Shares -- Combined Purchases". A shareholder of a Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is each Fund's present policy to redeem in cash, a Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Share at the beginning of the period.

Special Features

Class A  Shares  --  Combined  Purchases.  The  Fund's  Class A  shares  (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder Dividend & Growth Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold Fund, Scudder Growth Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund, Scudder High-Yield Opportunity Fund, Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder International Research Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder Research Fund, Scudder S&P 500 Stock Fund, Scudder Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Equity Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, The Japan Fund, Inc., ("Scudder Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent
Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered a "Scudder Fund" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds," (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.



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

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Eligible Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves
Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.


For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions.



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

Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Scudder Investments Service Company, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.


Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Scudder Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.


QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated ClearingHouse System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem Shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated ClearingHouse debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. A Fund may terminate or modify this privilege at any time.




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

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a automatic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making automatic withdrawals. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a automatic withdrawal plan. The right is reserved to amend the automatic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or a Fund.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the



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

assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

                        DIVIDENDS, CAPITAL GAINS AND TAX

Dividends


All the net investment income of a Fund is accrued daily and distributed monthly as a dividend on shares for which a Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of the Fund. Income dividends will be distributed monthly and dividends of net realized capital gains will be distributed annually.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares.

Distributions of capital gains, if any, will be paid in the same amount for each class.


A Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the applicable Trust determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").


Income and capital gain dividends, if any, for a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2)      To receive both income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested in shares of the same class of another Scudder Fund at the net asset value of such class of such other fund. See "Purchase, Repurchase, and Redemption of Shares," "Special Features -- Class A Shares -- Combined Purchases," for a list of such other Scudder Funds. To use this privilege of investing a Fund's dividends in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Taxes

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including any excess of its net short-term capital gains over its net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends received deduction, in the case of corporate shareholders.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Net investment income is made up of dividends and interest, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward or post-October loss of the fund. Each Fund intends to offset realized capital gains by using their capital loss carryforwards before distributing any gains.


As of March 31, 2001, Massachusetts Fund had a net tax basis capital loss carryforward of approximately $4,570,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2008 ($3,440,000) and March 31, 2009 ($1,130,000), the
respective expiration dates, whichever comes first. In addition, the Fund inherited approximately $326,000 of capital losses from its merger with Scudder Massachusetts Limited Term Tax Free Fund, which may be applied against any realized net taxable capital gains in future years or until March 31, 2003 ($97,000), March 31, 2005 ($24,000) and March 31, 2007 ($205,000), the
respective dates, whichever occurs first, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

As of August 31, 2001, California Fund had a net tax basis capital loss carryforward of approximately $13,566,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2002 ($392,000), August 31, 2006 ($1,971,000), August 31,
2008 ($9,902,000) and August 31, 2009  ($1,301,000),  the respective  expiration dates, or whichever occurs first.

As of August 31, 2001, Florida Fund had a net tax basis capital loss carryforward of approximately $1,337,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($623,000) and August 31, 2009 ($714,000), the
respective expiration dates, whichever occurs first.

As of August 31, 2001, New York Fund had a net tax basis capital loss carryfoward of approximately $9,787,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2002 ($2,381,000), August 31, 2006 ($1,478,000), August 31,
2007   ($1,229,000),   August  31,  2008   ($2,538,000)   and  August  31,  2009
($2,161,000), the respective expiration dates, whichever occurs first.


If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report its allocable share of such capital gains as long-term capital gains, will be able to claim a proportionate share of the federal income taxes paid by the Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit. If a Fund makes such an election, it may not be treated as having met the excise tax distribution requirement.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholder. Distributions to shareholders of tax-exempt interest earned by a Fund for the taxable year are therefore not expected to be subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.

Market discount recognized on a tax-exempt bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Gain on the disposition of a tax-exempt obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Any short-term capital loss realized upon the redemption of shares within six months of the date of their purchase will be disallowed to the extent of any tax-exempt dividends received with respect to such shares, although the period may be reduced under Treasury regulations to be prescribed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are repurchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.


Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions derived from interest from regular federal income tax may subject corporate shareholders to, or increase their liability under, the corporate alternative minimum tax. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to, or increase their liability under the individual alternative minimum tax, but no more than 20% of a Fund's net assets will be invested in securities the interest on which such a tax preference item for individuals.


Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Interest which is tax-exempt for federal income tax purposes is included as income for purposes of determining the amount of social security or railroad retirement benefits subject to tax.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service (the "IRS") to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. No Fund has undertaken any investigation as to the users of the facilities financed by bonds in such Fund's portfolio.


Should a distribution reduce the net asset value below a shareholder's cost basis, in his or her shares, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


Over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any property in a Fund's portfolio similar to the property underlying the put option. If a Fund writes an option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If a call option is exercised, the character of the gain or loss depends on the holding period of the underlying property.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by a Fund.

Many futures and forward contracts entered into by a Fund and listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss.


Positions  of a Fund which  consist of at least one  position  not  governed  by
Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options, foreign currency futures and forward contracts and may make certain tax elections in connection with these investments.


Notwithstanding any of the foregoing, the Code may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. A transaction during the tax year that would otherwise be a constructive sale may be disregarded if 1) the transaction is closed by the 30th day after the close of the tax year, and 2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

A portion of the difference between the issue price of taxable zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level. In addition, if the Fund invests in certain taxable high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 30% (in 2002 and 2003) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution for federal income tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


State Taxation. The Funds are Massachusetts business trusts. Generally, each individual Fund should not be subject to income or franchise tax in the Commonwealth of Massachusetts, except to the extent that such individual Fund incurs federal taxable income, if any, and provided that such individual Fund continues to be treated as a regulated investment company under Subchapter M of the Code.

California Fund. Dividends paid by the California Fund, to the extent of interest received on California state and local government issues, will be exempt from California personal income taxes provided at least 50% of the total assets of the California Fund are invested in such issues at the close of each quarter in the taxable year and such dividends are designated as exempt-interest dividends in a written notice mailed to the shareholders within 60 days of the close of the Fund's taxable year. Any short-term and long-term capital gain dividends will be includable in California personal taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

During the fiscal year ended August 31, 2001, 100% of the income dividends paid by the California Fund constituted tax-exempt dividends for federal income purposes and California personal income tax purposes. Dividends paid by the California Fund, including capital gain distributions, will be taxable to corporate shareholders subject to the California corporate franchise tax.




Florida Fund. Dividends paid by the Florida Fund, including capital gain distributions, to individual shareholders will not be subject to the Florida income tax since Florida does not impose a personal income tax. Dividends paid by the Florida Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to the Florida corporate income tax. During the fiscal year ended August 31, 2001, 100% of the income dividends paid by the Florida Fund constituted tax-exempt dividends for federal income tax purposes. Additionally, Florida imposes an "intangibles tax" at the rate of $1.00 per $1,000 of taxable value of certain securities and other intangible assets owned by Florida residents on January 1st of each year. Cash held in bank accounts, U.S. Government securities and Florida Municipal Securities are exempt from this intangibles tax. The first $20,000 of securities subject to the tax is also exempt from the intangibles tax. Further, any person owing less than $60.00 of intangibles tax is exempt from the tax. Florida's intangibles tax statute was recently revised. Under the most recent revisions, if on December 31st of any year the Florida Fund's portfolio consists of at least 90% of assets which are exempt from the intangibles tax (primarily U.S. Government securities, Florida Municipal Securities and cash held in bank accounts), then the shares of the Florida Fund are exempt from the intangibles tax. If less than 90% of the Florida Fund's assets are exempt from the intangibles tax, then only that portion of the value of the Florida Fund's shares attributable to U.S. Government securities will be exempt from the Florida intangibles tax. Thus, in order to take full advantage of the exemption from the intangibles tax in any year, the Florida Fund could be required to sell all non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to December 31st. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Florida Fund's investment return and might exceed any increased investment return the Florida Fund achieved by investing in non-exempt assets during the year. On December 31, 2000, the Florida Fund's portfolio consisted solely of assets exempt from the intangibles tax.

New York Fund. Dividends paid by the New York Fund representing net interest received on New York Municipal Securities will be exempt from New York State and New York City personal income taxes. Any short-term and long-term capital gain dividends will be includable in New York State and New York City taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

During the fiscal year ended August 31, 2001, 100% of the income dividends paid by the New York Fund constituted tax-exempt dividends for federal income tax purposes and, New York State and New York City income tax purposes. Dividends paid by the New York Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to New York State and New York City corporate franchise tax.


                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.


If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund's Pricing Committee (or, in some cases, a Fund's Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by a Fund's Board and overseen primarily by a Fund's Pricing Committee.


                              OFFICERS AND TRUSTEES


The officers and trustees of each Trust, their ages, their principal occupations and their affiliations, if any, with the Advisor and Scudder Distributors, Inc., are as follows:


                               MASSACHUSETTS FUND

                                      Position with
                                      Scudder State                                             Position with Underwriter,
Name, Age, and Address                Tax-Free Trust       Principal Occupation**               Scudder Distributors, Inc.
----------------------                --------------       --------------------                 --------------------------
Henry P. Becton, Jr. (58)             Trustee              President, WGBH Educational          --
WGBH                                                       Foundation
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (50)+*              Chairperson,         Managing Director of Zurich Scudder   Director and Senior Vice
                                      Trustee and          Investments, Inc.                     President
                                      President

Dawn-Marie Driscoll (55)              Trustee              Executive Fellow, Center for         --
4909 SW 9th Place                                          Business Ethics, Bentley College;
Cape Coral, FL  33914                                      President, Driscoll Associates
                                                           (consulting firm)

Edgar R. Fiedler (72)                 Trustee              Senior Fellow and Economic           --
50023 Brogden                                              Counselor, The Conference Board,
Chapel Hill, NC                                            Inc. (not-for-profit business
                                                           research organization)



                                      121

                                      Position with
                                      Scudder State                                             Position with Underwriter,
Name, Age, and Address                Tax-Free Trust       Principal Occupation**               Scudder Distributors, Inc.
----------------------                --------------       --------------------                 --------------------------
Keith R. Fox (47)                     Trustee              General Partner, Exeter Group of     --
85 Merrimac Street                                         Funds
Boston, MA  02114

Jean Gleason Stromberg (58)           Trustee              Consultant; Director, Financial      --
3816 Military Road, NW                                     Institutions Issues, U.S. General
Washington, D.C.                                           Accounting Office (1996-1997);
                                                           Partner, Fulbright & Jaworski (law
                                                           firm) (1978-1996)

Jean C. Tempel (58)                   Trustee              Managing Director, First Light       --
60 State Street, 5th Floor                                 Capital, LLC (venture capital firm)
Boston, MA 02109

Steven Zaleznick (47)*                Trustee              President and CEO, AARP Services,    --
601 E Street, NW                                           Inc.
7th Floor
Washington, D.C. 20004

Thomas V. Bruns (44)#                 Vice President       Managing Director of Zurich Scudder  --
                                                           Investments, Inc.

William F. Glavin (43)#               Vice President       Managing Director of Zurich Scudder   Vice President
                                                           Investments, Inc.

James E. Masur (41)+                  Vice President       Managing Director of Zurich Scudder   __
                                                           Investments, Inc.

Kathryn L. Quirk (49)+                Vice President and   Managing Director of Zurich Scudder   Director, Senior Vice
                                      Assistant Secretary  Investments, Inc.                     President, Chief Legal
                                                                                                 Officer and Secretary

Howard S. Schneider (44)#             Vice President       Managing Director of Zurich Scudder   Vice President
                                                           Investments, Inc.

John R. Hebble (43)+                  Treasurer            Senior Vice President of Zurich       Assistant Treasurer
                                                           Scudder Investments, Inc.

Thomas Lally (34)+                    Assistant Treasurer  Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Brenda Lyons (38)+                    Assistant Treasurer  Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Caroline Pearson (39)+                Assistant Secretary  Managing Director of Zurich Scudder   Clerk
                                                           Investments, Inc.; Associate,
                                                           Dechert (law firm) 1989-1997

John Millette (39)+                   Vice President and   Vice President of Zurich Scudder     --
                                      Secretary            Investments, Inc.



                                      122

                                      Position with
                                      Scudder State                                             Position with Underwriter,
Name, Age, and Address                Tax-Free Trust       Principal Occupation**               Scudder Distributors, Inc.
----------------------                --------------       --------------------                 --------------------------
Eleanor R. Brennan (38)+              Vice President       Vice President of Zurich Scudder     --
                                                           Investments, Inc.

Philip G. Condon (51)+                Vice President       Managing Director of Zurich Scudder  --
                                                           Investments, Inc.

Ashton P. Goodfield (39)+             Vice President       Senior Vice President of Zurich      --
                                                           Scudder Investments, Inc.

Rebecca Wilson (39)+                  Vice President       Vice President of Zurich Scudder     --
                                                           Investments, Inc

* Ms. Coughlin and Mr. Zaleznick are considered by the Fund and its counsel to be persons who are "interested persons" of the Advisor or of the Trust, within the meaning of the 1940 Act.

** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+        Address:  Two International Place, Boston, Massachusetts

++       Address:  345 Park Avenue, New York, New York

#        222 South Riverside Plaza, Chicago, Illinois


The Trustees and officers of each Trust also serve in similar capacities with other Scudder Funds.



                                 CALIFORNIA FUND
                                  FLORIDA FUND
                                  NEW YORK FUND


                                      Position with
                                      Scudder
                                      State Tax-Free                                            Position with Underwriter,
Name, Age, and Address                Income Series        Principal Occupation**               Scudder Distributors, Inc.
----------------------                -------------        --------------------                 --------------------------
John W. Ballantine (55)#              Trustee              Retired; formerly, First Chicago     --
                                                           NBD Corporation/The First National
                                                           Bank of Chicago:  1996-1998
                                                           Executive Vice President and Chief
                                                           Risk Management Officer; 1995-1996
                                                           Executive Vice President and Head
                                                           of International Banking; Director,
                                                           First Oak Brook Bancshares, Inc.,
                                                           Oak Brook Bank and Tokheim
                                                           Corporation.

Lewis A. Burnham (69)#                Trustee              Retired; formerly, Partner,          --
                                                           Business Resources Group; formerly,
                                                           Executive Vice President, Anchor
                                                           Glass Container Corporation.



                                      123

                                      Position with
                                      Scudder
                                      State Tax-Free                                            Position with Underwriter,
Name, Age, and Address                Income Series        Principal Occupation**               Scudder Distributors, Inc.
----------------------                -------------        --------------------                 --------------------------
Mark S. Casady (41)+*                 Trustee and          Managing Director, Zurich Scudder     Director and Chairman
                                                           President Investments, Inc.;
                                                           formerly Institutional   Sales
                                                           Manager     of     an
                                                           unaffiliated   mutual
                                                           fund distributor.

Linda C. Coughlin (50)*+              Chairperson,         Managing  Director,  Zurich  Scudder  Director and Vice Chairperson
                                      Trustee and Vice     Investments, Inc.
                                      President

Donald L. Dunaway (64)#               Trustee              Retired; formerly, Executive Vice    --
                                                           President, A. O. Smith Corporation
                                                           (diversified manufacturer).

James R. Edgar (55)#                  Trustee              Distinguished Fellow, University of  --
                                                           Illinois, Institute of Government
                                                           and Public Affairs; Director,
                                                           Kemper Insurance Companies;
                                                           Director, John B. Sanfilippo & Son,
                                                           Inc.; Director, Horizon Group
                                                           Properties, Inc.; formerly,
                                                           Governor of the State of  Illinois.

William F. Glavin, Jr. (43)+*         Trustee              Managing Director, Zurich Scudder     Director and Vice President
                                                           Investments, Inc., formerly,
                                                           Executive Vice President of Market
                                                           and Product Development, The
                                                           Dreyfus Corporation.

Robert B. Hoffman (65)#               Trustee              Retired; formerly, Chairman,         --
                                                           Harnischfeger Industries, Inc.
                                                           (machinery for the mining and paper
                                                           industries); formerly, Vice
                                                           Chairman and Chief Financial
                                                           Officer, Monsanto Company
                                                           (agricultural, pharmaceutical and
                                                           nutritional/food products);
                                                           formerly, Vice President, Head of
                                                           International Operations, FMC
                                                           Corporation (manufacturer of
                                                           machinery and chemicals), Director,
                                                           Harnischfeger Industries, Inc.



                                      124

                                      Position with
                                      Scudder
                                      State Tax-Free                                            Position with Underwriter,
Name, Age, and Address                Income Series        Principal Occupation**               Scudder Distributors, Inc.
----------------------                -------------        --------------------                 --------------------------
Shirley D. Peterson (60)#             Trustee              Retired, formerly, President, Hood   --
                                                           College; formerly, Partner, Steptoe
                                                           & Johnson (attorneys); prior
                                                           thereto, Commissioner, Internal
                                                           Revenue Service; prior thereto,
                                                           Assistant Attorney General (Tax),
                                                           U.S. Department of Justice;
                                                           Director Bethlehem Steel Corp.

Fred B. Renwick (71)#                 Trustee              Professor of Finance, New York       --
                                                           University, Stern School of
                                                           Business; Director, the Wartburg
                                                           Foundation; Chairman, Finance
                                                           Committee of Morehouse College
                                                           Board of Trustees; Director,
                                                           American Bible Society Investment
                                                           Committee; formerly, member of the
                                                           Investment Committee of Atlanta
                                                           University Board of Trustees;
                                                           formerly, Director of Board of
                                                           Pensions Evangelical Lutheran
                                                           Church in America.

William P. Sommers (68)#              Trustee              Retired; formerly, President and     --
                                                           Chief Executive Officer, SRI
                                                           International (research and
                                                           development); prior thereto,
                                                           Executive Vice President, Iameter
                                                           (medical information and
                                                           educational service provider);
                                                           prior thereto, Senior Vice
                                                           President and Director, Booz, Allen
                                                           & Hamilton Inc. (management
                                                           consulting firm); Director, PSI
                                                           Inc., Evergreen Solar, Inc. and
                                                           Litton Industries; Advisor,
                                                           Guckenheimer Enterprises;
                                                           Consultant and Director, SRI/Atomic
                                                           Tangerine.

John G. Weithers (68)#                Trustee              Presently, Director of Federal Life  --
                                                           Insurance Company; Chairman of the
                                                           Board of Members and Trustee of
                                                           DePaul University; Formerly,
                                                           Director of International
                                                           Federation of Stock Exchanges &
                                                           Director of Records Management
                                                           Systems.

Kathryn L. Quirk (49)++               Vice President       Managing Director of Zurich Scudder   __
                                                           Investments, Inc.



                                      125

                                      Position with
                                      Scudder
                                      State Tax-Free                                            Position with Underwriter,
Name, Age, and Address                Income Series        Principal Occupation**               Scudder Distributors, Inc.
----------------------                -------------        --------------------                 --------------------------
Linda J. Wondrack (37)+               Vice President       Managing Director of Zurich Scudder   Vice President and Chief
                                                           Investments, Inc.                     Compliance Officer

John Millette (39)+                   Vice President and   Vice President of Zurich Scudder     --
                                      Secretary            Investments, Inc.

Philip J. Collora (56)#               Vice President and   Senior Vice President of Zurich       Assistant Secretary
                                      Assistant Secretary  Scudder Investments, Inc.

Caroline Pearson (39)+                Assistant Secretary  Managing Director of Zurich Scudder   Assistant Secretary
                                                           Investments, Inc.; Associate,
                                                           Dechert (law firm) 1989-1997

John R. Hebble (43)+                  Treasurer            Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Thomas Lally (34)+                    Assistant Treasurer  Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Brenda Lyons (38)+                    Assistant Treasurer  Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Richard L. Vandenberg (52)#           Vice President       Managing Director of Zurich Scudder   __
                                                           Investments, Inc.

Eleanor R. Brennan (37)+              Vice President       Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.

Philip G. Condon (51)+                Vice President       Managing Director of Zurich Scudder   __
                                                           Investments, Inc.

Ashton P. Goodfield  (38)+            Vice President       Senior Vice President of Zurich       __
                                                           Scudder Investments, Inc.


* "Interested persons" of the Trust, within the meaning of the 1940 Act, as amended.

** Unless otherwise stated, all of the Directors/Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+        Address: Two International Place, Boston, Massachusetts

++       Address: 345 Park Avenue, New York, New York

#        Address: 222 South Riverside Plaza, Chicago, Illinois

@        Address: 101 California Street, San Francisco, California

The Trustees and officers of the Trusts also serve in similar capacities with respect to other Scudder Funds.

To the best of each Trust's knowledge, as of November 30, 2001, all Trustees and officers of that Trust, as a group, owned beneficially (as that term is defined in Section 13 (d) under the Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class of California Fund, Florida Fund, New York Fund and Massachusetts Fund.

To the best of the Trust's knowledge as of November 30, 2001, no person owned beneficially more than 5% of the outstanding shares of any class of a Fund except as described below.


Beneficial Ownership

As of November 30, 2001, 7,007,806 shares in the aggregate, or 7.15% of the outstanding shares of Scudder California Tax-Free Income Fund, Class A were held in the name of Smith Barney, Inc., Mutual Fund Dept., 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 7,114,867 shares in the aggregate, or 7.26% of the outstanding shares of Scudder California Tax-Free Income Fund, Class A were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 6,418,666 shares in the aggregate, or 6.55% of the outstanding shares of Scudder California Tax-Free Income Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 7,505,032 shares in the aggregate, or 7.66% of the outstanding shares of Scudder California Tax-Free Income Fund, Class A were held in the name of Dean, Witter, Reynolds, Inc., 5 World Trade Center, New York, NY 10048 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 473,559 shares in the aggregate, or 11.51% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 206,176 shares in the aggregate, or 5.01% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of Smith Barney, Inc., Mutual Fund Dept., 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 598,355 shares in the aggregate, or 14.55% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 261,613 shares in the aggregate, or 6.36% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette Securities, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 322,420 shares in the aggregate, or 7.84% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of Dean, Witter, Reynolds, Inc., 5 World Trade Center, New York, NY 10048 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 50,229 shares in the aggregate, or 7.53% of the outstanding shares of Scudder California Tax-Free Income Fund, Class C were held in the name of Zurich Scudder Investments, Inc., for the benefit of Helena Hale Living Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 35,089 shares in the aggregate, or 5.26% of the outstanding shares of Scudder California Tax-Free Income Fund, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 241,498 shares in the aggregate, or 36.20% of the outstanding shares of Scudder California Tax-Free Income Fund, Class C were held in the name of Wedbush Morgan Securities, P.O. Box 30014, Los Angeles, CA 90030 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 2,331,138 shares in the aggregate, or 13.48% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Danielle Rozgon, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 178,759 shares in the aggregate, or 15.03% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Carmel and Paul Grech, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 161,497 shares in the aggregate, or 13.58% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class B were held in the name of Smith Barney, Inc., Mutual Fund Dept., 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 475,113 shares in the aggregate, or 7.59% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Viola Schwarz, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 523,847 shares in the aggregate, or 12.13% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class A were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 19,568 shares in the aggregate, or 22.58% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of National Financial Services Corp., for the benefit of David and Mary Pinkham, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 5,365 shares in the aggregate, or 6.19% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Zurich Scudder Investments, Inc., for the benefit of Anita Ruggian Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 5,653 shares in the aggregate, or 6.52% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Zurich Scudder Investments, Inc., for the benefit of Joanne Stone, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 5,135 shares in the aggregate, or 5.92% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Salomon, Smith Barney, Inc., 333 West 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 13,059 shares in the aggregate, or 15.58% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette Securities, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 7,354 shares in the aggregate, or 8.48% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 15,322 shares in the aggregate, or 17.68% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.


As of November 30, 2001, no person owned beneficially more than 5% of the outstanding shares of California Fund.

As of November 30, 2001, no person owned beneficially more than 5% of the outstanding shares of Florida Fund.

As of November 30, 2001, no person owned beneficially more than 5% of the outstanding shares of New York Fund.

As of May 18, 2001, no person owned beneficially more than 5% of the outstanding shares of Massachusetts Fund.

Remuneration

Responsibilities of the Board -- Board and Committee Meetings


The Board of Trustees of each Trust is responsible for the general oversight of the applicable Fund(s) business. A majority of the Board members of each Trust are not affiliated with Zurich Scudder Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

Each Board of Trustees meets at least quarterly to review the investment performance of the Funds of that Trust and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the quality and efficiency of the various other services provided, costs incurred by Scudder and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent legal counsel selected by the Independent Trustees.

All of the Independent Trustees of Massachusetts Fund serve on the Committee of Independent Trustees and all of the Independent Trustees of California Fund, Florida Fund, and New York Fund serve on the Nominating and Governance Committee, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Funds' independent public accountants and reviews accounting policies and controls. Independent Trustees of California Fund, Florida Fund and New York Fund also serve on the Equity Oversight Committee, Fixed Income Committee, Money Market Committee, Operations Committee and Valuation Committee. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees of the Fund

Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees.
Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.


The Independent Trustees also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during the calendar year 2000 from each Trust and from all of the Scudder funds as a group.


                               State Tax-Free
Name                          Income Series(1)      All Scudder Funds^(3)(4)
----                          -------------         -----------------


John W. Ballantine                 $6,159                  $183,570
Lewis A. Burnham                   $5,570                  $154,040
Donald L. Dunaway(2)               $6,920                  $205,350
James R. Edgar**                     N/A                   $195,080
Robert B. Hoffman                  $5,889                  $163,890
Shirley D. Peterson                $6,292                  $149,010
Fred B. Renwick**                    N/A                   $204,620
William Sommers                    $5,518                  $153,330
John G. Weithers**                   N/A                   $239,180


Name                         State Tax-Free Trust*      All Scudder Funds+++
----                         --------------------       -----------------

Henry P. Becton, Jr.+                $10,864          $159,094 (73 funds)
Dawn-Marie Driscoll+                 $9,107           $157,162 (73 funds)
Edgar R. Fiedler++                   $891             $303,975 (74 funds)
Keith R. Fox+                        $891             $181,914 (72 funds)
Joan E. Spero                        $891             $177,789 (72 funds)
Jean Gleason Stromberg               $891             $100,372 (70 funds)
Jean C. Tempel+                      $9,624           $152,488 (74 funds)



(1) Scudder State Tax-Free Income Series consists of three funds: Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund. Compensation for 2000 includes Kemper Ohio Tax-Free Income Fund.

(2) Pursuant to deferred compensation agreements with Scudder State Tax-Free Income Series, Mr. Dunaway has deferred, in prior years, compensation from the Trust. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Trust to Mr. Dunaway are $29,456.

(3) For Messrs. Ballantine, Burnham, Dunaway, Hoffman and Sommers and Ms. Peterson, total amounts include compensation for service on the boards of 26 trusts/corporations comprised of 45 fund portfolios. For Messrs. Edgar Renwick and Weithers total amounts include compensation for service on the boards of 16 trusts/corporations comprised of 61 fund portfolios. Each Trustee currently serves on the boards of 33 Scudder Funds comprised of 78 fund portfolios.

(4) Aggregate compensation reflect amounts paid to the Trustees for numerous special meetings in connection with the Advisor's restructuring initiative (which included a comprehensive review of the Advisor's proposals, including a branding change, combinations of certain funds (including tax implications), liquidations of certain funds, implementation of an administration agreement (including fee caps) for certain funds and the consolidation of certain boards). Such amounts totaled $77,670, $43,200, $77,760, $39,420, $47,520, $97,520,
         $47,520, $82,080, and $43,200 for Messrs. Ballantine, Burnham, Dunaway, Edgar, Hoffman, Renwick, Sommers, and Ms. Peterson, respectively. A portion of these meetings fees was borne by ZSI.

* Scudder State Tax Free Trust consists of 1 fund: Scudder Massachusetts Tax-Free Fund.

**       Newly elected Trustee as of July 2001.


+ Newly elected Trustee. On July 13, 2000, shareholders of the Fund elected a new Board of Trustees. See the "Trustees and Officers" section for the newly constituted Board of Trustees.

++ Mr. Fiedler's total compensation includes $174,060.91 received through the deferred compensation program, $2,003 accrued, but not received, and certain payments made by the Advisor as compensation for the retainer fee for Farmers Investment Trust and meetings held to discuss the reorganization of the Scudder and Kemper Funds.

+++ Total compensation includes certain payments made by the Advisor as compensation for meetings held to discuss the reorganization of the Scudder and Kemper Funds.

                    FUND ORGANIZATION AND SHAREHOLDER RIGHTS


The Scudder State Tax-Free Income Series (the "State Trust") was organized under the name "Kemper California Tax-Free Income Fund" as a business trust under the laws of Massachusetts on October 24, 1985 with a single investment portfolio. Effective January 31, 1986, the Trust pursuant to a reorganization, succeeded to the assets and liabilities of Kemper California Tax-Free Income Fund, Inc., a Maryland corporation organized in 1983. On July 27, 1990, the Trust changed its name to "Kemper State Tax-Free Income Series" and changed the name of its initial portfolio to "Kemper California Tax-Free Income Fund." The predecessor to the New York Fund, also named "Kemper New York Tax-Free Income Fund," was organized as a business trust under the laws of Massachusetts on August 9, 1985. Prior to May 28, 1988, that investment company was known as "Tax-Free Income Portfolios" and it offered two series of shares, the National Portfolio and the New York Portfolio. Pursuant to a reorganization on May 27, 1988, the National Portfolio was terminated and the New York Portfolio continued as the sole remaining series of Kemper New York Tax-Free Income Fund, which was reorganized into the New York Fund as a series of the State Trust on July 27, 1990. Each series of the State Trust is an open-end, non-diversified fund. On June 18, 2001, the State Trust changed its name from Kemper State Tax-Free Income Series to Scudder State Tax-Free Income Series.

Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Funds," all having no par value, which may be divided by the Board of Trustees into classes of shares. Currently, the State Trust has three Funds that offer three classes of shares. These are Class A, Class B and Class C shares (New York Fund and California Fund also have Class S shares).

The Board of Trustees of either Trust may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trusts may offer multiple Funds, each is known as a "series company". Shares of each Fund of a Trust have equal noncumulative voting rights except that each Class of shares has separate and exclusive voting rights with respect to each Class's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 and service distribution fees), rights or privileges of any classes of shares of a Fund. Shares of each Trust are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trusts are not required to hold annual shareholder meetings and do not intend to do so.

The Massachusetts Fund is a non-diversified series of Scudder State Tax-Free Trust. The Trust is a Massachusetts business trust established under a Declaration of Trust dated May 25, 1983, as amended from time to time. Such
Declaration of Trust was amended and restated on December 8, 1987. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value. The shares are currently divided into one series. The Trustees have the right to issue more series of shares and to designate the relative rights and preferences as between the different series. Each share of the Fund has equal rights with each other share of that Fund as to voting, dividends and liquidation. Shareholders have one vote for each share held on matters on which they are entitled to vote. All shares issued and outstanding will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Fund's prospectus.

Each Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of each Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any reorganization or termination of the Trust, a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Trustees. In accordance with the 1940 Act (a) a Trust will hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.


Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares of all classes, voting together, at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of all classes, voting together. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares of all classes, voting together, constituting at least 1% of the outstanding shares of all classes of a Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee. Trusts have undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


The Declaration of Trust of each Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Trustees and ratification of the selection of independent auditors. Some matters requiring a larger vote under the Declaration of Trust of a Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust of each Trust specifically authorizes the Board of Trustees to terminate the Trust or any Fund or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust of each Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. Moreover, the Declaration of Trust of each Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims.

Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.Scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Other Information

The CUSIP numbers for each class of California Fund are:

Class A:      811-204106

Class B:      811-204502

Class C:      811-204601

California Fund has a fiscal year ending August 31.

The CUSIP numbers for each class of Florida Fund are:

Class A:      811-204-205

Class B:      811-204809

Class C:      811-204882

Florida Fund has a fiscal year ending August 31.

The CUSIP numbers for each class of New York Fund are:

Class A:      811-204403

Class B:      811-204858

Class C:      811-204841

New York Fund has a fiscal year ending August 31.

The CUSIP numbers for each class of Massachusetts Fund are:

Class A:      811-184803

Class B:      811-184886

Class C:      811-184878

Massachusetts Fund has a fiscal year ending March 31.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.


Portfolio securities of each Fund are held separately pursuant to a custodian agreement, by each Fund's custodian, State Street Bank and Trust Company 225 Franklin Street, Boston, Massachusetts 02110.

This Statement of Additional Information contains the information of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Massachusetts Tax-Free Fund and Scudder New York Tax-Free Income Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

California Fund, Florida Fund and New York Fund


The financial statements, including the investment portfolio of California Fund, Florida Fund and New York Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Reports to Shareholders of the Fund dated August 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


Massachusetts Fund

The financial statements, including the investment portfolio of Massachusetts Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated March 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                                    APPENDIX

                             Ratings of Investments

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                      SCUDDER STATE TAX -FREE INCOME SERIES

                            PART C. OTHER INFORMATION

   Item 23.       Exhibits
   --------       --------

                    (a)          (a)(1)     Amended and Restated Agreement and Declaration of Trust.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                    (a)          (a)(2)     Certificate of Amendment of Declaration of Trust dated November 29,
                                            2000.
                                            (Filed herein)

                    (b)          (b)(1)     By-laws.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement.)

                    (b)          (b)(2)     Amendment to the Registrant's By-laws.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                    (c)          (c)(1)     Written Instrument Establishing and Designating Separate Classes of
                                            Shares.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                 (c)(2)     Amended and Restated Written Instrument Establishing and Designating
                                            Separate Classes of Shares.
                                            (Incorporated by reference to Post-Effective Amendment No. 25 to the
                                            Registration Statement.)

                                 (c)(3)     Amended and Restated Establishment and Designation of Classes of Shares
                                            of Beneficial Interest for Kemper California Tax-Free Income Fund.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                 (c)(4)     Amended and Restated Establishment and Designation of Classes of Shares
                                            of Beneficial Interest for Kemper New York Tax-Free Income Fund.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                    (d)          (d)(1)     Investment Management Agreement between the Registrant, on behalf of
                                            Kemper California Tax Free Income Fund, and Scudder Kemper Investments,
                                            Inc., dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement.)

                                 (d)(2)     Investment Management Agreement between the Registrant, on behalf of
                                            Kemper Florida Tax Free Income Fund, and Scudder Kemper Investments,
                                            Inc., dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement.)

                                       3

                                 (d)(3)     Investment Management Agreement between the Registrant, on behalf of
                                            Kemper New York Tax Free Income Fund, and Scudder Kemper Investments,
                                            Inc., dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement.)

                    (e)          (e)(1)     Underwriting and Distribution Services Agreement between the Registrant and Kemper Distributors, Inc., dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement.)

                                 (e)(2)     Selling Group Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                 (e)(3)     Addendum--Selling Group Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                 (e)(4)     Underwriting Agreement between the Registrant and Scudder Investors
                                            Services, Inc., dated November 29, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                 (e)(5)     Underwriting Agreement between the Registrant and Scudder Investors
                                            Services, Inc., dated February 1, 2001.
                                            (Filed herein.)

                    (f)                     Inapplicable.

                    (g)          (g)(1)     Custody Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement.)

                                 (g)(2)     Amendment to Custody Agreement dated March 15, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 31 to the
                                            Registration Statement.)

                                 (g)(3)     Amendment to Custody Agreement dated March 31, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 31 to the
                                            Registration Statement.)

                                 (g)(4)     Amendment to Custody Agreement dated January 5, 2001.
                                            (Filed herein.)

                    (h)          (h)(1)     Agency Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                               (h)(1)(a)    Supplement to Agency Agreement dated January 1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                               (h)(1)(b)    Supplement to Agency Agreement.

                                       4

                                            (Incorporated by reference to Post-Effective Amendment No. 25 to the
                                            Registration Statement.)

                               (h)(1)(c)    Transfer Agency and Service Agreement between the Registrant and
                                            Scudder Service Corporation, dated November 29, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                               (h)(1)(d)    Transfer Agency and Service Agreement between the Registrant and
                                            Scudder Service Corporation dated February 1, 2001.
                                            (Filed herein.)

                                 (h)(2)     Administrative Services Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                               (h)(2)(a)    Amended Fee Schedule for Administrative Services Agreement dated
                                            January 1, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                               (h)(2)(b)    Amendment to Administrative Services Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                               (h)(2)(c)    Administrative Services Agreement dated July 1, 2001 between the
                                            Registrant and Zurich Scudder Investments, Inc.
                                            (Filed herein.)

                               (h)(2)(d)    Shareholder Services Agreement dated July 1, 2001 between the
                                            Registrant and Zurich Scudder Investments, Inc.
                                            (Filed herein.)

                                 (h)(3)     Assignment and Assumption Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                               (h)(4)(a)    Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper California Tax-Free Income Fund, and Scudder Fund Accounting
                                            Corp., dated December 31, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement.)

                               (h)(4)(b)    Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper Florida Tax-Free Income Fund, and Scudder Fund Accounting Corp.,
                                            dated December 31, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement.)

                               (h)(4)(c)    Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper New York Tax-Free Income Fund, and Scudder Fund Accounting
                                            Corp., dated December 31, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement.)

                                       5

                               (h)(4)(d)    Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper Ohio Tax-Free Income Fund, and Scudder Fund Accounting Corp.,
                                            dated December 31, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement.)

                    (i)                     Legal Opinion and Consent of Counsel.
                                            (Filed herein)

                    (j)                     Consent of Independent Accountants.
                                            (Filed herein)

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                    (m)          (m)(1)     Rule 12b-1 Plan between the Registrant, on behalf of Kemper California
                                            State Tax-Free Income Fund (Class B shares) and Kemper Distributors,
                                            Inc., dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                 (m)(2)     Rule 12b-1 Plan between the Registrant, on behalf of Kemper California
                                            State Tax-Free Income Fund, (Class C shares) and Kemper Distributors,
                                            Inc., dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                 (m)(3)     Rule 12b-1 Plan between the Registrant, on behalf of Kemper Florida
                                            State Tax-Free Income Fund, (Class B shares) and Kemper Distributors,
                                            Inc., dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                 (m)(4)     Rule 12b-1 Plan between the Registrant, on behalf of Kemper Florida
                                            State Tax-Free Income Fund, (Class C shares) and Kemper Distributors,
                                            Inc., dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                 (m)(5)     Rule 12b-1 Plan between the Registrant, on behalf of Kemper New York
                                            State Tax-Free Income Fund, (Class B shares) and Kemper Distributors,
                                            Inc., dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                 (m)(6)     Rule 12b-1 Plan between the Registrant, on behalf of Kemper New York
                                            State Tax-Free Income Fund, (Class C shares) and Kemper Distributors,
                                            Inc., dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                       6

                                 (m)(7)     Rule 12b-1 Plan between the Registrant, on behalf of Scudder Florida
                                            Tax-Free Income Fund, (Class A shares) and Scudder Distributors, Inc., dated July 1, 2001.
                                            (Filed herein.)

                                 (m)(8)     Amended Rule 12b-1 Plan between the Registrant, on behalf of Scudder
                                            Florida Tax-Free Income Fund, (Class B shares) and Scudder
                                            Distributors, Inc., dated July 1, 2001.
                                            (Filed herein.)

                                 (m)(9)     Amended Rule 12b-1 Plan between the Registrant, on behalf of Scudder
                                            Florida Tax-Free Income Fund, (Class C shares) and Scudder
                                            Distributors, Inc., dated July 1, 2001.
                                            (Filed herein.)

                                (m)(10)     Rule 12b-1 Plan between the Registrant, on behalf of Scudder New York
                                            Tax-Free Income Fund, (Class A shares) and Scudder Distributors, Inc., dated July 1, 2001.
                                            (Filed herein.)

                                (m)(11)     Amended Rule 12b-1 Plan between the Registrant, on behalf of Scudder
                                            New York Tax-Free Income Fund, (Class B shares) and Scudder
                                            Distributors, Inc., dated July 1, 2001.
                                            (Filed herein.)

                                (m)(12)     Amended Rule 12b-1 Plan between the Registrant, on behalf of Scudder
                                            New York Tax-Free Income Fund, (Class C shares) and Scudder
                                            Distributors, Inc., dated July 1, 2001.
                                            (Filed herein.)

                                (m)(13)     Rule 12b-1 Plan between the Registrant, on behalf of Scudder California
                                            Tax-Free Income Fund, (Class A shares) and Scudder Distributors, Inc., dated July 1, 2001.
                                            (Filed herein.)

                                (m)(14)     Amended Rule 12b-1 Plan between the Registrant, on behalf of Scudder
                                            California Tax-Free Income Fund, (Class B shares) and Scudder
                                            Distributors, Inc., dated July 1, 2001.
                                            (Filed herein.)

                                (m)(15)     Amended Rule 12b-1 Plan between the Registrant, on behalf of Scudder
                                            California Tax-Free Income Fund, (Class C shares) and Scudder
                                            Distributors, Inc., dated July 1, 2001.
                                            (Filed herein.)

                    (n)          (n)(1)     Multi-Distribution System Plan.
                                            (Incorporated by reference to Post-Effective Amendment No. 25 to the
                                            Registration Statement.)

                                       7

                                 (n)(2)     Amended and Restated Multi-Distribution System Plan.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                 (n)(3)     Amended and Restated Multi-Distribution System Plan dated July 1, 2001.
                                            (Filed herein.)

                    (p)          (p)(1)     Code of Ethics of Scudder Kemper Investments, Inc. and certain of its subsidiaries, including Kemper Distributors, Inc. and Scudder Investor
                                            Services, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 32 to the
                                            Registration Statement.)

                                 (p)(1)(a)  Revised Code of Ethics of Zurich Scudder Investments, Inc. dated
                                            January 1, 2002.
                                            (Filed herein.)

                                 (p)(2)     Code of Ethics of Kemper State Tax-Free Income Series.
                                            (Incorporated by reference to Post-Effective Amendment No. 32 to the
                                            Registration Statement.)

                                 (p)(3)     Code of Ethics of Kemper State Tax-Free Income Series, dated March 28,
                                            2001.
                                            (Filed herein.)

                                 (p)(4)     Code of Ethics of Scudder Kemper Investments, Inc. and certain of its subsidiaries, including Scudder Distributors, Inc. and Scudder
                                            Investors Services, Inc. dated December 15, 2001.
                                            (Filed herein.)


Item 24.          Persons Controlled By or Under Common Control With Registrant
--------          -------------------------------------------------------------

                  Inapplicable.


Item 25.            Indemnification
--------            ---------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(I) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business or Other Connections of Investment Advisor
--------          ---------------------------------------------------

                  Zurich Scudder Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections
Name                       of Board of Directors of Registrant's Advisor
----                       ---------------------------------------------

Lynn S. Birdsong           Director and Vice President, Zurich Scudder Investments, Inc.**
                           Director and Chairman, Scudder Investments (Luxembourg) S.A.#
                           Director, Scudder Investments (U.K.) Ltd. oo
                           Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                           Director and Chairman, Scudder Investments Japan, Inc.+
                           Senior Vice President, Scudder Investor Services, Inc.
                           Director and Chairman, Scudder Trust (Cayman) Ltd.@@@
                           Director, Scudder, Stevens & Clark Australia x
                           Director and Vice President, Zurich Investment Management, Inc. xx
                           Director and President, Scudder, Stevens & Clark Corporation**
                           Director and President, Scudder , Stevens & Clark Overseas Corporation o
                           Director, Scudder Threadneedle International Ltd.
                           Director, Korea Bond Fund Management Co., Ltd.@@

Nicholas Bratt             Director and Vice President, Zurich Scudder Investments, Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas Corporation o

Laurence W. Cheng          Director, Zurich Scudder Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Martin Feinstein           Director, Zurich Scudder Investments, Inc.**

Steven Gluckstern          Director, Chairman of the Board,  Zurich Scudder Investments, Inc.**
                           Chief Executive Officer, Zurich Global Asset Business

Gunther Gose               Director, Zurich Scudder Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc.##
                           CEO/Branch Offices, Zurich Life Insurance Company##

Harold D. Kahn             Treasurer and Chief Financial Officer, Zurich Scudder Investments, Inc.**

                                       10

                           Business and Other Connections
Name                       of Board of Directors of Registrant's Advisor
----                       ---------------------------------------------

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Zurich Scudder
                                Investments, Inc.**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                           Director, Senior Vice President, Chief Legal Officer& Assistant Clerk, Scudder
                                Investor Services, Inc.**
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Vice President & Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President & Secretary, Scudder Canada Investor Services Ltd.***
                           Director, Vice President & Secretary, Scudder Realty Advisers, Inc.@
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial
                                Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.@@
                           Director, Scudder Threadneedle International Ltd.
                           Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                           Director, Scudder Investments Japan, Inc.+
                           Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                           Director and Secretary, Zurich Investment Management, Inc. xx
                           Director, Secretary, Chief Legal Officer and Vice President, Scudder Distributors,
                                Inc.
                           Director and Secretary, Scudder Investments Service Company

Farhan Sharaff             Chief Investment Officer, Zurich Scudder Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Zurich Scudder Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation o
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.@
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Threadneedle International Ltd. oo
                           Director, Scudder Investments Japan, Inc.+
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           President and Director, Zurich Investment Management, Inc. xx
                           Director and Deputy Chairman, Scudder Investment Holdings, Ltd.

*             Two International Place, Boston, MA
@             333 South Hope Street, Los Angeles, CA
**            345 Park Avenue, New York, NY
#             Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg,
                 R.C. Luxembourg B 34.564
***           Toronto, Ontario, Canada
@@@           Grand Cayman, Cayman Islands, British West Indies

o             20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
###           1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
xx            222 S. Riverside, Chicago, IL
xxx           Zurich Towers, 1400 American Ln., Schaumburg, IL
@@            P.O. Box 309, Upland House, S. Church St., Grand Cayman,
                 British West Indies
##            Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
oo            1 South Place 5th floor, London EC2M 2ZS England
ooo           One Exchange Square 29th Floor, Hong Kong
+             Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku,
                 Tokyo 105-0001
x             Level 3, 5 Blue Street North Sydney, NSW 2060

Item 27.          Principal Underwriters
--------          ----------------------

         (a)

         Scudder Investor Services, Inc. acts as principal underwriter for the Class S shares Scudder California New York Tax-Free Income Fund and Scudder New York Tax-Free Income Fund of the Registrant's shares and also acts as principal underwriter for other funds managed by Zurich Scudder Investments, Inc.

         Scudder Distributors, Inc. acts as principal underwriter for the Class A, B, and C shares of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund of the Registrant's shares and acts as principal underwriter of other funds managed by Zurich Scudder Investments, Inc.

         (b)

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                     (1)                                 (2)                              (3)
     Scudder Investor Services, Inc.
     Name and Principal                 Position and Offices with             Positions and
     Business Address                   Scudder Investor Services, Inc.       Offices with Registrant
     ----------------                   -------------------------------       -----------------------

     Mark S. Casady                     President and Director                President, Trustee
     Two International Place
     Boston, MA  02110-4103

     Victor L. Hymes                    Vice President and Director           None
     345 Park Avenue
     New York, NY  10154-0010

     Stanley H. Reese                   Vice President and Director           None
     345 Park Avenue
     New York, NY  10154-0010

                                       12

                     (1)                                 (2)                              (3)
     Scudder Investor Services, Inc.
     Name and Principal                 Position and Offices with             Positions and
     Business Address                   Scudder Investor Services, Inc.       Offices with Registrant
     ----------------                   -------------------------------       -----------------------

     Farhan Sharaff                     Vice President and Director           None
     345 Park Avenue
     New York, NY  10154-0010

     James J. McGovern                  Chief Financial Officer and Treasurer None
     345 Park Avenue
     New York, NY  10154-0010

     Paula M. Gaccione                  Clerk
     345 Park Avenue
     New York, NY  10154-0010

     Linda J. Wondrack                  Vice President and Chief Financial    Vice President
     Two International Place            Officer
     Boston, MA  02110-4103

     Richard W. Desmond                 Vice President                        None
     345 Park Avenue
     New York, NY  10154-0010

     Robert J. Guerin                   Vice President                        None
     Two International Place
     Boston, MA  02110-4103

     Deborah W. LaBerge                 Vice President                        None
     345 Park Avenue
     New York, NY  10154-0010

     Kurt P. Miscinski                  Vice President                        None
     345 Park Avenue
     New York, NY  10154-0010

     Gloria S. Nelund                   Vice President                        None
     345 Park Avenue
     New York, NY  10154-0010

     John Hebble                        Assistant Treasurer                   Treasurer
     Two International Place
     Boston, MA  02110-4103

     James E. Keating                   Assistant Treasurer                   None
     345 Park Avenue
     New York, NY  10154-0010

     Ann P. Burbank                     Assistant Clerk                       None
     Two International Place
     Boston, MA  02110-4103

                                       13

                     (1)                                 (2)                              (3)
     Scudder Investor Services, Inc.
     Name and Principal                 Position and Offices with             Positions and
     Business Address                   Scudder Investor Services, Inc.       Offices with Registrant
     ----------------                   -------------------------------       -----------------------

     Philip J. Collora                  Assistant Clerk                       Vice President, Assistant
     222 South Riverside Plaza                                                Secretary
     Chicago, IL  60606

     Daniel J. Gillis                   Assistant Clerk                       None
     Two International Place
     Boston, MA  02110-4103

     Caroline Pearson                   Assistant Clerk                       Assistant Secretary
     Two International Place
     Boston, MA  02110-4103

     Kevin G. Poole                     Assistant Clerk                       None
     Two International Place
     Boston, MA  02110-4103


                  (1)                                 (2)                               (3)
     Scudder Distributors, Inc.
     Name and Principal                 Position and Offices with             Positions and
     Business Address                   Scudder Investor Services, Inc.       Offices with Registrant
     ----------------                   -------------------------------       -----------------------

Mark S. Casady                          Chairman and Director                 President, Trustee
Two International Place
Boston, MA  02110-4103

Linda C. Coughlin                       Vice Chairman and Director            Vice President,
Two International Place                                                       Chairperson, Trustee
Boston, MA  02110-4103

William F. Glavin                       Vice President and Director           Trustee
Two International Place
Boston, MA  02110-4103

Thomas V. Bruns                         President                             None
222 South Riverside Plaza
Chicago, IL  60606

James J. McGovern                       Chief Financial Officer and Treasurer None
345 Park Avenue
New York, NY  10054

Paula Gaccione                          Secretary                             None
345 Park Avenue
New York, NY  10054

Linda J. Wondrack                       Vice President and Chief Compliance   None
Two International Place                 Officer
Boston, MA  02110-4103

                                       14

                  (1)                                 (2)                               (3)
     Scudder Distributors, Inc.
     Name and Principal                 Position and Offices with             Positions and
     Business Address                   Scudder Investor Services, Inc.       Offices with Registrant
     ----------------                   -------------------------------       -----------------------

Susan K. Crawshaw                       Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Scott B. David                          Vice President                        None
Two International Place
Boston, MA  02110-4103

Robert Froelich                         Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Michael L. Gallagher                    Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Robert J. Guerin                        Vice President                        None
Two International Place
Boston, MA  02110-4103

Michael E. Harrington                   Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Dean Jackson                            Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Terrance S. McBride                     Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

C. Perry Moore                          Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Johnston A. Norris                      Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Howard S. Schneider                     Vice President                        None
Two International Place
Boston, MA  02110-4103

Todd N. Gierke                          Assistant Treasurer                   None
222 South Riverside Plaza
Chicago, IL  60606

                                       15

                  (1)                                 (2)                               (3)
     Scudder Distributors, Inc.
     Name and Principal                 Position and Offices with             Positions and
     Business Address                   Scudder Investor Services, Inc.       Offices with Registrant
     ----------------                   -------------------------------       -----------------------

James E. Keating                        Assistant Treasurer                   None
345 Park Avenue
New York, NY  10054

Philip J. Collora                       Assistant Secretary                   Vice President, Assistant
222 South Riverside Plaza                                                     Secretary
Chicago, IL  60606

Caroline Pearson                        Assistant Secretary                   Assistant Secretary
Two International Place
Boston, MA  02110-4103

Diane E. Ratekin                        Assistant Secretary                   None
222 South Riverside Plaza
Chicago, IL  60606

         (e)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of the Registrant's investment adviser, Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; at the offices of the Registrant's principal underwriter, in the case of Class A,B,C shares, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; in the case of Class S shares, Scudder Investors Services, Two International Place, Boston, Massachusetts 02110; or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110; or, in the case of records concerning transfer agency functions for Class A, B, C shares, at the offices of State Street and of the shareholder service agent Scudder Investment Service Company, 811 Main Street, Kansas City, Missouri 64105, or for the Class S shares, Scudder Service Corporation, Two International Place, Boston, Massachusetts, 02110.

Item 29.          Management Services
--------          -------------------

                  Not applicable.


Item 30.          Undertakings
--------          ------------

                  Not applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 24th day of December 2001.

                                            SCUDDER STATE TAX-FREE INCOME SERIES

                                            By  /s/Mark S. Casady
                                                --------------------------
                                                Mark S. Casady, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on December 24, 2001 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      December 24, 2001

/s/ Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Trustee                                      December 24, 2001

--------------------------------------
Linda C. Coughlin                           Trustee                                      December 24, 2001

/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      December 24, 2001

/s/ James R. Edgar
--------------------------------------
James R. Edgar*                             Trustee                                      December 24, 2001

/s/ William F. Glavin, Jr.
--------------------------------------
William F. Glavin, Jr.*                     Trustee                                      December 24, 2001

/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      December 24, 2001

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee                                      December 24, 2001

/s/ Fred B. Renwick
--------------------------------------
Fred B. Renwick*                            Trustee                                      December 24, 2001

/s/ William P. Sommers
--------------------------------------
William P. Sommers*                         Trustee                                      December 24, 2001

/s/ John G. Weithers
--------------------------------------
John G. Weithers*                           Trustee                                      December 24, 2001

/s/John R. Hebble
--------------------------------------
John R. Hebble                              Treasurer (Chief Financial Officer)          December 24, 2001

                                       *By: /s/John Millette
                                            ----------------------
                                            John Millette**
                                            Secretary

** John Millette signs this document pursuant to powers of attorney filed herein.

                                POWER OF ATTORNEY

                      Scudder State Tax-Free Income Series

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his/her capacity as trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Philip J. Collora, John Millette, Caroline Pearson, and David Sturms and each of them, severally, or if more than one acts, a majority of them, his/her true and lawful attorney and agent to execute in his/her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURE                                   TITLE                                DATE
---------                                   -----                                ----
/s/ John W. Ballantine                                                           July 18, 2001
--------------------------------------
John W. Ballantine                          Trustee

/s/ Lewis A. Burnham                                                             July 18, 2001
--------------------------------------
Lewis A. Burnham                            Trustee

/s/ Mark S. Casady                                                               July 18, 2001
--------------------------------------
Mark S. Casady                              Trustee and President

/s/ Linda C. Coughlin                                                            July 18, 2001
--------------------------------------
Linda C. Coughlin                           Trustee, Vice President and Chairman

/s/ Donald L. Dunaway                                                            July 18, 2001
--------------------------------------
Donald L. Dunaway                           Trustee

/s/ James R. Edgar                                                               July 18,2001
--------------------------------------
James R. Edgar                              Trustee

/s/ William F. Glavin                                                            July 18,2001
--------------------------------------
William F. Glavin, Jr.                      Trustee

/s/ Robert B. Hoffman                                                            July 18, 2001
--------------------------------------
Robert B. Hoffman                           Trustee

/s/ Shirley D. Peterson                                                          July 18, 2001
--------------------------------------
Shirley D. Peterson                         Trustee

/s/ Fred B. Renwick                                                              July 18, 2001
--------------------------------------
Fred B. Renwick                             Trustee

/s/ William P. Sommers                                                           July 18, 2001
--------------------------------------
William P. Sommers                          Trustee

/s/ John G. Weithers                                                             July 18, 2001
--------------------------------------
John G. Weithers                            Trustee

                                                               File No. 2-81549
                                                               File No. 811-3657

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 36

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 36

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                      SCUDDER STATE TAX-FREE INCOME SERIES

                      SCUDDER STATE TAX-FREE INCOME SERIES

                                  EXHIBIT INDEX

                                     (a)(2)
                                     (e)(5)
                                     (g)(4)
                                    (h)(1)(d)
                                    (h)(2)(c)
                                    (h)(2)(d)
                                       (i)
                                       (j)
                                     (m)(7)
                                     (m)(8)
                                     (m)(9)
                                     (m)(10)
                                     (m)(11)
                                     (m)(12)
                                     (m)(13)
                                     (m)(14)
                                     (m)(15)
                                     (n)(3)
                                   (p)(1)(a)
                                     (p)(3)
                                     (p)(4)




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